As filed with the Securities and Exchange Commission on November 1, 2000

                                             Registration No. 33-63900
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            -----------------------

                                    FORM S-6

                       Post-Effective Amendment No. 8 to
                          Registration Statement Under
                           THE SECURITIES ACT OF 1933

                             ----------------------

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV
                             (Exact name of trust)

                      JOHN HANCOCK LIFE INSURANCE COMPANY
                              (Name of depositor)

                               JOHN HANCOCK PLACE
                          BOSTON, MASSACHUSETTS 02117
         (Complete address of depositor's principal executive offices)

                              --------------------

                            RONALD J. BOCAGE, ESQ.
                      JOHN HANCOCK LIFE INSURANCE COMPANY
                       JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)

                              --------------------

                                    Copy to:
                           THOMAS C. LAUERMAN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                            Washington, D.C.  20036

                              --------------------

It is proposed that this filing become effective(check appropriate box)

 / /immediately upon filing pursuant to paragraph (b) of Rule 485
 --

 /X/on November 1, 2000 pursuant to paragraph (b) of Rule 485
 --
 / /60 days after filing pursuant to paragraph (a)(1) of Rule 485
 --
 / /on (date) pursuant to paragraph (a)(1) of Rule 485
 --

If appropriate check the following box

  /_/this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities being offered and filed its Notice for fiscal year 1999 pursuant to Rule 24f-2 on March 30, 2000.

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                       REPRESENTATION OF REASONABLENESS

     John Hancock Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the service rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                     UNDERTAKING REGARDING INDEMNIFICATION

     Pursuant to Article 9 of John Hancock's Bylaws and Section 67 of the Massachusetts Business Corporation Law, John Hancock indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of John Hancock.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                      CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following Papers and Documents:

     The facing sheet.

     Cross-Reference Table

     The prospectus containing the information specified in the instructions in Form S-6 under the Securities Act of 1933.

     The undertaking to file reports.

     The undertaking regarding indemnification.

     The signatures.

     The following exhibits:

1.A.  (1)  John Hancock Board Resolution establishing the separate account, included in the initial registration statement of this Account, filed June 4, 1993.

      (2)  Not Applicable

      (3) (a) Form of Distribution Agreement by and among John Hancock Distributors, Inc., John Hancock Mutual Life Insurance Company, and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

           (b) Specimen Variable Contracts Selling Agreement between John Hancock Distributors, Inc., and selling broker-dealers, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

           (c)  Schedule of sales commissions included in I.A. (3)(a) above.

      (4)  Not Applicable

      (5) (a) Form of annual premium policy, included in the initial registration statement of this Account, filed June 4, 1993.

           (b) Form of single premium policy, included in the initial registration statement of this Account, filed June 4, 1993.

      (6) Charter and By-Laws of John Hancock Mutual Life Insurance Company previously filed electronically on April 12, 1996.

      (7)  Not Applicable

      (8)  Not Applicable

      (9)  Not Applicable

     (10) Form of application for Policies, included in the initial registration statement of this Account, filed June 4, 1993.

     (11)  Not Applicable. The Registrant invests only in shares of open-end
           Funds.

2.  Included as exhibit 1.A(5) above

3. Opinion and consent of counsel as to securities being registered, included in the initial registration statement of this Account, filed June 4, 1993

4.  Not Applicable

5.  Not Applicable

6.  Opinions and consents of actuary.

7.  Consent of independent auditors.

8. Memorandum describing John Hancock's issuance, transfer and redemption procedures (which are the same as those of its affiliate John Hancock Variable Life Insurance Company) for Policies pursuant to Rule 6e-2(b)(12)(ii) and method of computing adjustments in payments and cash values of Policies upon conversion to fixed benefit policies pursuant to Rule 6e-2(b)(13)(v)(B) previously filed electronically on April 12, 1996.

9. Power of attorney of Robert J. Tarr, Jr. previously filed electronically on April 23, 1997. Powers of attorney for Bodman, Gifford, Boyan, Morton, Magee, Connors, Brown, Phillips, Booth, Vappi, Bromery, Staley, D'Alessandro, Fast, Aborn, Bok, Feldstein, Fish, Syron and Hawley previously filed electronically on April 12, 1996.

10. Opinion of counsel as to eligibility of this Post-Effective Amendment for filing pursuant to Rule 485(b).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the John Hancock Life Insurance Company has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 1st day of November, 2000.

                                             JOHN HANCOCK LIFE INSURANCE COMPANY

(SEAL)



                                             By    /s/ David F. D'Alessandro
                                                   --------------------------
                                                       David F. D'Alessandro
                                                  President and Chief Executive
                                                              Officer
/s/ Ronald J. Bocage
-------------------------
Attest: Ronald J. Bocage
Vice President and Counsel

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Life Insurance Company and on the dates indicated.


SIGNATURE                  TITLE                                           DATE
---------                  -----                                           ----
                           Executive Vice President
                           and Chief Financial Officer
                           (Principal Financial Officer
/s/ THOMAS E. MOLONEY      and Acting Principal Accounting Officer)
----------------------
    Thomas E. Moloney                                                     November 1, 2000


                           President and Cheif Executive Officer
/s/ David F. D'Alessandro  (Principal Executive Officer)
-------------------------
David F. D'Alessandro for himself and as Attorney-in-Fact                 November 1, 2000

FOR:
Foster L. Aborn          Director                        I. MacAllister Booth      Director
Nelson S. Gifford        Director                        Samuel W. Bodman          Director
E. James Morton          Director                        Michael C. Hawley         Director
John M. Connors          Director                        Kathleen F. Feldstein     Director
Robert J. Tarr, Jr.      Director                        Richard F. Syron          Director
Robert E. Fast           Director                        Wayne A. Budd             Director
                                                         Edward H. Linde           Director


     Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 1st day of November, 2000.

On behalf of the Registrant
By John Hancock Life Insurance Company

(Depositor)

(SEAL)
                                         /s/ David F. D'Alessandro
                                             ---------------------
                                             David F. D'Alessandro
                                             President and Chief
                                             Executive Officer



Attest:        /s/ Ronald J. Bocage
               ----------------------
               Ronald J. Bocage
               Vice President and Counsel

                        PROSPECTUS DATED NOVEMBER 1, 2000

                          ANNUAL PREMIUM VARIABLE LIFE

                scheduled premium variable life insurance policies
                                    issued by

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                                 ("JOHN HANCOCK")



                       JOHN HANCOCK LIFE SERVICING OFFICE

                        ----------------------------------
                                EXPRESS DELIVERY

                                 ----------------
                              529 Main Street (X-4)

                              Charlestown, MA 02129

                                    U.S. MAIL
                                    ---------
                                   P.O. Box 111
                                 Boston, MA 02117
                   PHONE: 1-800-732-5543 / FAX: 1-617-886-3048





        The policies provide the following 7 variable investment options:


VARIABLE INVESTMENT OPTION  MANAGED BY
--------------------------  ----------
-------------------------------------------------------------------------------
  Managed. . . . . . . .    Independence Investment Associates, Inc. and
                             Capital Guardian Trust Company
  Growth & Income . . . .   Independence Investment Associates, Inc. and Putnam
                             Investment Management, Inc.
  Large Cap Growth . . . .  Independence Investment Associates, Inc.
  Real Estate Equity . . .  Independence Investment Associates, Inc. and Morgan
                             Stanley Dean Witter Investment Management Inc.
  International Equity

    Index. . . . . . .      Independence International Associates, Inc.
  Active Bond . . . . .  .  John Hancock Advisers, Inc.
  Money Market . . . . .    John Hancock Life Insurance Company
-------------------------------------------------------------------------------

     We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the "Trust"). The Trust is a mutual fund that offers a number of different investment options (which are called "funds"). The investment results of each variable investment option you select will depend on those of the corresponding fund of the Trust. Attached to this prospectus is a prospectus for the Trust that contains detailed information about each fund offered under the policy. Be sure to read the prospectus for the Trust before selecting any of the variable investment options shown on page 1.

                            GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus

                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 16.

     . Behind the illustrations is a section called "Additional Information" that gives more details about the policy. It generally does not

                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 27.

     . Behind the Additional Information section are the financial statements for John Hancock and Separate Account UV. These start on page 37.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 112.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the Trust prospectus begins.

                                    **********

 Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy.


Question                                                    Beginning on page
--------
 .What is the policy?. . . . . . . . . . . . . . .                   4
 .Who owns the policy?. . . . . . . . . . . . . .                    4
 .How can I invest money in the policy?. . . . . .                   5
 .How much must I invest?. . . . . . . . . . . . .                   5
 .What happens to my remaining policy value if the policy            6
lapses?. . . . . . . . . . . . . . . . . . . . .
 .How will the value of my investment in the policy change           6
over time?. . . . . . . . . . . . . . . . . . . .
 .Will I receive annual dividends?. . . . . . . .                    7
 .What charges will John Hancock deduct from my investment           8
in the policy?. . . . . . . . . . . . . . . . . .
 .What charges will the Trust deduct from my investment in           9
the policy?. . . . . . . . . . . . . . . . . . .
 .What other charges could John Hancock impose in the               10
future?. . . . . . . . . . . . . . . . . . . . .
 .How can I change my policy's investment allocations?              10
 .How can I access my investment in the policy?. .                  11
 .How much will John Hancock pay when the insured person            12
dies?. . . . . . . . . . . . . . . . . . . . . .
 .Can I cancel my policy after it's issued?. . . .                  13
 .Can I choose the form in which John Hancock pays out              13
policy proceeds?. . . . . . . . . . . . . . . . .
 .How will my policy be treated for income tax purposes?            14
 .How do I communicate with John Hancock?. . . . .                  14

Here are the page numbers where the questions and answers appear:

 WHAT IS THE POLICY?

  This prospectus describes three types of policies being offered by John
Hancock: a Variable Whole Life Policy, a Variable Whole Life P 50 Policy and a Variable Whole Life 100 Policy. THE POLICIES DESCRIBED IN THIS PROSPECTUS ARE AVAILABLE ONLY IN NEW YORK. The minimum death benefit that may be bought is $25,000 for the Whole Life Policy, $50,000 for the Whole Life P 50 Policy and $100,000 for the Whole Life 100 Policy. For the Whole Life Policy and the Whole Life P 50 Policy, all persons insured must meet certain health and other criteria called "underwriting standards." All persons insured under the Whole Life 100 Policy must meet "preferred risk" and non-smoking underwriting standards. All policies may be issued on insured persons between ages of 0 and
75. Discounts are available to insured persons meeting non-smoking underwriting criteria.

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine how much of your premium you invest in the various investment options

     . Borrow amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Surrender a portion of the policy

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments".

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life Insurance Company." Premiums after the first must be sent to the John Hancock Life Servicing Office at the appropriate address shown on page 1 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

              -------

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your John Hancock representative or by contacting the John Hancock Life Servicing Office.

 HOW MUCH MUST I INVEST?

Payment period and frequency.

  Premiums are payable annually or more frequently over the insured person's lifetime in accordance with our published rules and rates. Premiums are payable on or before the due date specified in the policy. A refund or charge will be made to effect premium payment to the end of the policy month in which the insured person dies.

Lapse and reinstatement

  If you don't pay a premium when due, you will have a 31 day "grace period" to make that payment. If you don't pay the premium by the end of the grace period, your policy will terminate (i.e., lapse). All coverage under the policy will then cease. Even if the policy terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period, unless the surrender value has been paid or otherwise exhausted, or the period of any extended term coverage (discussed below) has expired. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a prescribed amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the insured person dies during the grace period, we will deduct any unpaid premium from the death benefit, prorated to the end of the month of the insured person's death.

 WHAT HAPPENS TO MY REMAINING POLICY VALUE IF THE POLICY LAPSES?

  Prior to the end of the business day immediately preceding the 70th day after the beginning of the grace period, any policy values available (as determined in accordance with the policy) may be applied as of the beginning of the grace period under one of the following options for continued insurance not requiring further payment of premiums. These options provide for Variable or Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured person commencing at the beginning of the grace period.

  Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance which the available policy values will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease in accordance with the investment experience of the variable investment options. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the policy, with the insurance coverage continuing for as long a period as the available policy values will purchase.



    For example, using the Variable Whole Life P50 Policy (Age 25 years
Male-Smoker) illustrated in this

 prospectus and the 6% hypothetical gross annual investment return assumption, if an option was elected and became effective at the end of policy year 5, the insurance coverage provided by the options on lapse would be as follows:
                    Variable or Fixed

                    Paid-Up Whole Life                    Fixed Extended Term
Insurance

                    ------------------
                   -----------------------------
                      Death Benefit                   Death Benefit     Term in
Years and Days

                      -------------                   -------------
    ----------------------
                                             or

                         $10,427                         $62,736          12
years 331 days
-------------------------------------------------------------------------------------------------------------

  If no option has been elected before the end of the business day immediately preceding the 70th day after the beginning of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured person is a substandard risk, in either of which cases Fixed Paid-Up Insurance is provided.

  If the insured person dies after the grace period but before the end of the business day immediately preceding the 70th day after the beginning of the grace period and prior to any election, and if the policy is then in force, we will pay a death benefit equal to the greater of the death benefits provided under Fixed Extended Term Insurance (if available) or Fixed Paid-Up Insurance determined in accordance with the policy.

  A policy continued under any option may be surrendered for its cash value while the insured person is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options, but not under the Fixed Extended Term Insurance option.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest (your so-called "net premium") in the investment options you've elected. We invest an amount equal to each net premium for your policy on the date of issue and on each premium due date thereafter, even if we actually receive your corresponding premium payment before or after that date.

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your cash value. We describe these charges under "What charges will John Hancock deduct from my investment in the policy?" below.

  At any time, the "cash value" of your policy (assuming you take all dividend payments in cash) is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all partial surrenders you have made.

 If you take a loan on the policy, however, your cash value will be computed somewhat differently. This is discussed beginning on page 11.

 WILL I RECEIVE ANNUAL DIVIDENDS?

  These policies are participating policies which, except while in force as Fixed Extended Term Insurance, are entitled to the share, if any, of the divisible surplus which we annually determine and apportion to them. Any share will be distributed as a dividend payable annually on the policy anniversary beginning not later than the end of the second policy year for the Variable Whole Life 100 Policy and not later than the end of the third policy year for the Variable Whole Life Policy and Variable Whole Life P50 Policy.

  Dividends under participating policies may be described as refunds of premiums which adjust the cost of a policy to the actual level of cost emerging over time after the policy's issue. Thus, participating policies generally have gross premiums which are higher than those for comparable non-participating policies. If a policy is surrendered before dividends become payable, you do not benefit from having a participating policy.

  Both Federal and state law recognize that dividends are considered to be a refund of a portion of the premium paid and therefore are not treated as income for Federal or state income tax purposes.

  Dividend illustrations published at the time of issue of a policy reflect the actual recent experience of the issuing insurance company with respect to factors such as interest, mortality, and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends must be based on surplus, after setting aside certain necessary amounts, and that such surplus must be apportioned equitably among participating policies. In other words, in principle and by statute, dividends must be based on actual experience and cannot be guaranteed at issue of a policy.

  Each year our actuaries analyze the current and recent past experience and compare it to the assumptions used in determining the premium rates at the time of issue. Some of the more important data studied includes mortality and withdrawal rates, investment yield in the general account, and actual expenses incurred in administering the policies. Such data is then allocated to each dividend class, e.g., by year of issue, age, smoking habits and plan. The actuaries then determine what dividends can be equitably apportioned to each Policy class and make a recommendation to our Board of Directors. The Board of Directors, which has the ultimate authority to ascertain dividends, will vote the amount of surplus to be apportioned to each policy class, thereby authorizing the distribution of each year's dividend.

  You may in general elect to have any dividend paid or applied under any one of the following options: paid in cash; applied to premium payments; left to accumulate with interest of at least3 1/2% a year; purchase fixed paid-up insurance; purchase one year term insurance; or purchase variable paid-up insurance.

 WHAT CHARGES WILL JOHN HANCOCK DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover expected state premium taxes we
 --------------------
  must pay. This charge is 2.5% of each premium.

 . Adjustment for premium payment frequency - If you select a premium
 ------------------------------------------
  payment mode other than annual (so that we receive your premiums over the course of the year, rather than all at the beginning), there will be less value in your policy to support it during the course of the year. To compensate for the risk to us that this creates, the rate we set for each non-annual premium includes an additional amount that we retain, rather than crediting it to your policy.

 . Annual administrative charge - A charge of $50 in each policy year to
 ------------------------------
  help defray our annual administrative expenses.

 . Charge for extra insurance risk - The amount of premiums we may require
 ---------------------------------
  may include an additional component if the insured person presents particular mortality risks. We retain these additional amounts to compensate us for that risk.

 . Optional benefits charge - The amount of premiums we require is increased
 --------------------------
  by an additional component to cover any optional rider benefits you choose for your policy. We retain such additional amounts to compensate us for the obligations we assume under the rider(s).

 . Premium sales charge - A charge not to exceed 9% of the basic annual
 ----------------------
  premium during the period equal to the lesser of 20 years or the anticipated life expectancy of the insured person, based on the 1980 Commissioners Standard Ordinary Mortality Table. (The basic annual premium is the annual premium less the premiums for any optional rider benefits, additional charges for extra mortality risks and the $50 annual administrative charge.) The charge during the first two policy years shall not exceed 30% of the basic annual premium paid during the first policy year plus 10% of the basic annual premium paid for the second policy year. Charges of 10% or less are made for later policy year.

 . Additional first Year administrative charge - A charge in the first
 ---------------------------------------------
  policy year at the rate of $13 per $1,000 of the Initial Sum Insured (as shown in the policy) for a Variable Whole Life Policy, $7 per $1,000 for a Variable Whole Life P50 Policy and $4 per $1,000 for a Variable Whole Life 100 policy or a pro rata portion thereof, to cover administrative expenses in connection with the issuance of the policy.

 . Risk charge - A charge necessary to cover the risk we assumed that the
 ---------------
  Variable Sum Insured will be less than the guaranteed minimum death benefit. This charge will vary by age of the insured person but averages approximately 3% of the basic annual premium.

 . Deduction for dividends - A deduction for dividends to be paid or
 -------------------------
  credited in accordance with the dividend scale in effect on the issue date of the policy. This deduction will vary by age of the insured person and duration of the policy but is expected to average approximately 5-9% of the basic annual premium.

Deductions from Account assets

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                -------
  rates. The cost of insurance rates will never be more than those based on the 1980 Commissioners Standard Ordinary Mortality Tables. Cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.)

 . M &E charge - A daily charge for mortality and expense risks we assume.

 -------------
  This charge is deducted from the variable investment options. The current charge is at an effective annual rate of .50% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .50%.

 WHAT CHARGES WILL THE TRUST DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Trust must pay investment management fees and other operating expenses. These fees and expenses are different for each fund of the Trust and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. The figures in the following chart are expressed as percentages of each fund's average daily net assets for 1999 (rounded to two decimal places). The percentages reflect the investment management fees that were payable for 1999 and the 1999 other operating expenses that would have been allocated to the funds under the allocation rules currently in effect.


                                          Other    Total Fund      Other
Operating

                          Investment    Operating  Operating           Expenses

Fund Name               Management Fee   Expenses   Expenses    Absent
Reimbursement*
---------               --------------  ---------  ----------
 -----------------------
Managed . . . . . . .          0.67%      0.03%      0.70%              0.03%
Growth & Income . . .          0.67%      0.03%      0.70%              0.03%
Large Cap Growth. . .          0.36%      0.03%      0.39%              0.03%
Real Estate Equity. .         %           0.10%      1.11%              0.10%
International Equity
 Index. . . . . . . .          0.16%      0.10%      0.26%              0.22%
Active Bond** . . . .          0.61%      0.03%      0.64%              0.03%
Money Market. . . . .          0.25%      0.06%      0.31%              0.06%

*John Hancock reimburses a fund when the fund's other operating expenses exceed
 0.10% of the fund's average daily net assets.

** Active Bond was formerly "Sovereign Bond".

 WHAT OTHER CHARGES COULD JOHN HANCOCK IMPOSE IN THE FUTURE?

  We currently make no charge for our Federal income taxes, but if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make such a charge. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  Under current laws, the state and local taxes (in addition to premium taxes) we incur are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

 HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers of not less than 10% for any option and must total 100%.

Transfers of existing cash value

  You may also transfer your existing cash value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.You may not make more than six transfers in each policy year.

Limitation on number of investment options

  Whether through the allocation of premium or through the transfer of existing cash value, you can never be invested in more than five investment options at any one time.

 HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time for its "surrender value." You must return your policy when you request a full surrender. The surrender value will be the policy cash value plus any dividends and interest unpaid or unapplied, and the cash value of any insurance purchased under any dividend option with an adjustment to reflect the difference between the gross premium and the net premium for the period beyond the date of surrender, less any indebtedness.

Partial Surrender

  A policy may be partially surrendered in accordance with our rules. The policy after the partial surrender must have an Initial Sum Insured at least as great as the minimum issue size for that type of policy. The premium and the guaranteed minimum death benefit for the policy will be based on the new Initial Sum Insured.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is what we call your "Loan Value." The Loan Value will be 90% of the total of the policy cash value (assuming no dividends) and any cash value under the variable paid-up insurance dividend option, plus any cash value under the fixed paid up insurance dividend option. Interest accrues and is compounded daily at an effective annual rate equal to the then applicable Variable Loan Interest Rate. However, if you elect the Fixed Loan Interest Rate, interest accrues and is compounded daily at an effective annual rate of 8%.

  The amount of any outstanding loan plus accrued interest is called the "indebtedness". Except when used to pay premiums, a loan will not be permitted unless it is at least $100. You may repay all or a portion of any indebtedness while the insured person is living and premiums are being duly paid. Any loan is charged against the variable investment options in proportion to the policy cash value allocated to the variable investment options and, upon repayment, the repayment is allocated to the variable investment options in proportion to the outstanding indebtedness in each variable investment option at such time.

  We determine the Variable Loan Interest Rate annually. The Fixed Loan Interest Rate is 8% for the life of the policy. At the time of issue, you can elect which loan interest rate will apply to any policy loan. If permitted by the law of the state in which the policy is issued, you may change a prior choice of loan interest rate. If at the time of such request there is outstanding indebtedness, the change will generally become effective on the next policy anniversary.

  The Variable Loan Interest Rate determined annually for a policy will apply to all indebtedness outstanding during the policy year following the date of determination. The rate will not exceed the higher of5 1/2% or the Published Monthly Average (as defined below) for the calendar month which is two months prior to the month in which the date of determination occurs. The Published Monthly Average means Moody's Corporate Bond Yield Average as published by Moody's Investors Service, Inc. or any successor thereto.

  The amount of the loan deducted from the investment options is placed in a special loan account. This special loan account will earn interest at an effective annual rate that is not more than 2% below the interest rate we are then charging on the loan (assuming no taxes).

 HOW MUCH WILL JOHN HANCOCK PAY WHEN THE INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Sum Insured."

  When the insured person dies, we will pay the death benefit minus any indebtedness. The death benefit will be an amount equal to the greater of the guaranteed minimum death benefit and the Variable Sum Insured on the date of death of the insured person. The Variable Sum Insured is an amount equal to the Initial Sum Insured at issue and thereafter varies, as discussed below.

Guaranteed minimum death benefit

  The guaranteed minimum death benefit is equal to the Initial Sum Insured on the date of issue of the policy. We guarantees that, regardless of what your variable investment options earn, the death benefit will never be less than the guaranteed minimum death benefit.

Variable Sum Insured

  After the first policy month, the Variable Sum Insured is determined once each policy month on the Monthly Date. (The Monthly Date is the first day of a policy month which day immediately follows a business day.) The Variable Sum Insured remains level during the policy month following the determination.

  Changes in the Variable Sum Insured for each policy month are computed by a formula, filed with the insurance supervisory officials of the jurisdiction in which the policy has been delivered or issued for delivery. Under the formula the difference between the applicable Account Net Investment Rate (ANIR) for each business day and the policy's assumed annual rate of4 1/2% is translated, on an actuarial basis, into a change in the Variable Sum Insured.

  The Variable Sum Insured would increase on the next Monthly Date only if the applicable ANIR for the last policy month were sufficiently greater than a monthly rate equivalent to an annual rate of4 1/2% to result in such an increase. If the ANIR was equivalent to an annual rate of less than4 1/2%, the Variable Sum Insured would be reduced. The percentage change in the Variable Sum Insured is not the same as the Account Net Investment Rate, however.

 CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by John Hancock of the Notice of Withdrawal
       Right; or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to John Hancock at one of the addresses shown on page 1, or to the John Hancock representative who delivered the policy to you.

  You will receive a refund of any premiums you've paid. The date of cancellation will be the date of such mailing or delivery.

 CAN I CHOOSE THE FORM IN WHICH JOHN HANCOCK PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your cash value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your cash value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 31.

 HOW DO I COMMUNICATE WITH JOHN HANCOCK?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock Life Servicing Office at the appropriate address shown on page 1.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial surrenders

     . transfers of cash value among investment options

     . change of allocation among investment options for new premium payments

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the John Hancock Life Servicing Office at the appropriate address shown on page 1. You should also send notice of the insured person's death and related documentation to the John Hancock Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the John Hancock Life Servicing Office or your John Hancock representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

   ILLUSTRATION OF DEATH BENEFITS, CASHVALUES, SURRENDER VALUES AND ACCUMULATED
                                    PREMIUMS

  The following tables illustrate the changes in death benefit, cash value and surrender value of each of the three types of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age and Initial Sum Insured. Each table illustrates the operation of a policy assuming dividends WHICH ARE NOT GUARANTEED are used to purchase additional variable paid-up death benefits. The amounts shown are for the end of each policy year and assume that all of the cash value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net annual rates of return would be -.68%, 5.60% and 11.56%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual premiums for a standard risk that are paid at the beginning of each policy year.

  With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .31%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .05%. These rates are the arithmetic average for all funds of the Trust. In other words, they are based on the hypothetical assumption that policy cash values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnote to the table on page 10. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only. The death benefits (and resulting cash values) shown for additional variable paid-up death benefits purchased with dividends paid under a policy are illustrative of those which would be paid if investment returns of 0%, 6% and 12% are realized, if our mortality and expense experience in the future is as currently experienced and if our dividend scale remains unchanged. However, as experience has clearly shown, conditions cannot be expected to continue unchanged, and accordingly dividend scales must be expected to change from time to time. MOREOVER, THERE IS NO GUARANTEE AS TO THE AMOUNT OF DIVIDENDS, IF ANY, THAT WILL BE PAID UNDER A POLICY. Although the tables are based on the assumption that dividends will be used to purchase additional variable paid-up death benefits, other dividend options are available.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Initial Sum Insured requested.

LAN: VARIABLE WHOLE LIFE 100 AGE 25 YEARS MALE--NON-SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $135,135 ANNUAL PREMIUM $1,250.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed



                                0%                        6%
                       12%
                     ------------------------  ------------------------
 -------------------------
                          Death Benefit             Death Benefit
             Death Benefit

         Prms Accum  ------------------------  ------------------------
 -------------------------
             at       Base    Var Pu            Base    Var Pu            Base
   Var Pu
 Year     5%/Annum   Policy    Adds    Total   Policy    Adds    Total   Policy
   Adds      Total
-------  ----------  -------  ------  -------  -------  ------  -------  -------
 -------  ---------
     1      1,313    135,135      0   135,135  135,550       0  135,550  142,561
       0   142,561

     2      2,691    135,135    208   135,343  135,588     208  135,796  143,283
     208   143,491
     3      4,138    135,135    400   135,535  135,786     410  136,196  147,033
     421   147,454
     4      5,657    135,135    575   135,710  135,993     608  136,600  151,098
     642   151,739
     5      7,252    135,135    734   135,869  136,206     799  137,005  155,417
     869   156,286
     6      8,928    135,135    879   136,014  136,423     986  137,409  159,987
   1,105   161,092
     7     10,686    135,135  1,011   136,146  136,644   1,168  137,812  164,813
   1,350   166,164
     8     12,533    135,135  1,153   136,288  136,870   1,374  138,244  169,906
   1,679   171,585
     9     14,472    135,135  1,302   136,437  137,099   1,601  138,700  175,277
   2,126   177,403
    10     16,508    135,135  1,458   136,593  137,332   1,853  139,185  180,939
   2,712   183,652
    15     28,322    135,135  2,420   137,555  138,519   3,981  142,500  213,370
   8,251   221,620
    20     43,399    135,135  3,384   138,519  139,804   7,708  147,512  255,762
  19,892   275,654
    25     62,642    135,135  4,103   139,238  141,231  12,607  153,838  312,737
  40,264   353,002
    30     87,201    135,135  4,595   139,730  142,712  18,666  161,378  386,200
  74,054   460,254
    35    118,545    135,135  4,986   140,121  144,248  26,213  170,461  481,203
 129,322   610,525
Age 65    158,550    135,135  5,342   140,477  145,835  35,315  181,150  604,241
 217,588   821,829






                              0%                      6%
                      12%
                    ----------------------  ----------------------
 -------------------------
                          Cash Value              Cash Value               Cash
Value

         Base Prem  ----------------------  ----------------------
 -------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var
Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy
   Adds      Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------
 -------  ---------

     1      1,313       94      0       94      99       0      99      105
       0       105
     2      2,691      934     34      968     995      34   1,028    1,056
      34     1,090
     3      4,138    1,774     67    1,841   1,937      69   2,007    2,108
      71     2,179
     4      5,657    2,613    100    2,713   2,929     106   3,035    3,269
     112     3,381
     5      7,252    3,448    132    3,580   3,968     145   4,112    4,548
     158     4,706
     6      8,928    4,278    164    4,443   5,056     185   5,241    5,957
     208     6,165
     7     10,686    5,101    196    5,297   6,192     227   6,420    7,503
     264     7,767
     8     12,533    5,915    232    6,147   7,379     277   7,656    9,202
     340     9,542
     9     14,472    6,720    271    6,991   8,614     335   8,949   11,063
     447    11,510
    10     16,508    7,513    315    7,828   9,899     402  10,301   13,102
     591    13,693
    15     28,322   11,495    627   12,123  17,345   1,036  18,381   26,840
   2,156    28,996
    20     43,399   15,037  1,045   16,082  26,110   2,390  28,499   47,986
   6,193    54,178
    25     62,642   17,723  1,498   19,221  35,800   4,623  40,423   79,639
  14,826    94,465
    30     87,201   19,972  1,967   21,938  46,822   8,025  54,847  127,290
  31,977   159,267
    35    118,545   21,708  2,473   24,181  58,936  13,060  71,996  197,510
  64,715   262,225
Age 65    158,550   22,958  3,032   25,990  71,982  20,142  92,124  299,610
 124,650   424,260




---------
* Corresponding to modal premiums of: Semi-annual $638.73, Quarterly $325.90, Special Monthly $108.30
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE 100 AGE 40 YEARS MALE--NON-SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $113,968 ANNUAL PREMIUM $2,000.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed



                                0%                        6%
                       12%
                     ------------------------  ------------------------
 -------------------------
                          Death Benefit             Death Benefit
             Death Benefit

         Prms Accum  ------------------------  ------------------------
 -------------------------
             at       Base    Var Pu            Base    Var Pu            Base
   Var Pu
 Year     5%/Annum   Policy    Adds    Total   Policy    Adds    Total   Policy
   Adds      Total
-------  ----------  -------  ------  -------  -------  ------  -------  -------
 -------  ---------
     1      2,100    113,968      0   113,968  114,318       0  114,318  120,231
       0   120,231

     2      4,305    113,968    102   114,070  114,417     102  114,519  122,111
     102   122,213
     3      6,620    113,968    196   114,164  114,581     202  114,783  125,257
     262   125,519
     4      9,051    113,968    282   114,250  114,754     342  115,096  128,695
     511   129,206
     5     11,604    113,968    362   114,330  114,931     536  115,467  132,341
     854   133,196
     6     14,284    113,968    459   114,427  115,112     780  115,892  136,184
   1,296   137,479
     7     17,098    113,968    577   114,545  115,295   1,072  116,367  140,221
   1,840   142,061
     8     20,053    113,968    735   114,703  115,480   1,437  116,917  144,460
   2,529   146,989
     9     23,156    113,968    923   114,891  115,667   1,867  117,535  148,909
   3,365   152,273
    10     26,413    113,968  1,139   115,107  115,857   2,366  118,224  153,577
   4,367   157,944
    15     45,315    113,968  2,421   116,389  116,823   5,812  122,635  180,222
  12,462   192,684
    20     69,438    113,968  3,776   117,744  117,844  10,765  128,609  214,207
  27,661   241,868
Age 65    100,226    113,968  4,895   118,863  118,945  16,990  135,935  258,552
  53,375   311,927
    30    139,521    113,968  5,836   119,804  120,069  24,212  144,791  314,489
  95,727   410,216
    35    189,672    113,968  6,651   120,619  121,212  34,125  155,337  385,101
 163,843   548,944


                              0%                      6%
                      12%
                    ----------------------  ----------------------
 -------------------------
                          Cash Value              Cash Value               Cash
Value

         Base Prem  ----------------------  ----------------------
 -------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var
Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy
   Adds      Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------
 -------  ---------

     1      2,100      591      0      591     626       0     626      662
       0       662
     2      4,305    1,986     28    2,014   2,137      28   2,165    2,291
      28     2,319
     3      6,620    3,350     57    3,407   3,694      58   3,752    4,056
      76     4,132
     4      9,051    4,682     84    4,767   5,296     102   5,399    5,967
     154     6,121
     5     11,604    5,984    112    6,096   6,947     166   7,113    8,036
     266     8,302
     6     14,284    7,254    147    7,401   8,644     250   8,894   10,273
     417    10,690
     7     17,098    8,494    191    8,685  10,391     356  10,746   12,695
     613    13,308
     8     20,053    9,705    251    9,956  12,187     493  12,680   15,315
     871    16,186
     9     23,156   10,886    326   11,212  14,035     662  14,697   18,151
   1,198    19,350
    10     26,413   12,037    416   12,453  15,934     868  16,801   21,218
   1,607    22,826
    15     45,315   17,504  1,037   18,541  26,385   2,499  28,884   40,891
   5,380    46,270
    20     69,438   22,070  1,878   23,948  37,910   5,381  43,291   69,226
  13,883    83,110
Age 65    100,226   25,346  2,780   28,126  49,861   9,691  59,552  108,880
  30,573   139,453
    30    139,521   27,731  3,736   31,467  62,133  15,892  78,025  163,488
  61,828   225,316
    35    189,672   29,282  4,725   34,007  74,287  24,354  98,641  237,100
 117,438   354,538

---------
* Corresponding to modal premiums of: Semi-annual $1,021.60, Quarterly $520.90, Special Monthly $172.80
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE P50 AGE 25 YEARS MALE--NON-SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $65,723 ANNUAL PREMIUM $700.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Qualified



                               0%                      6%
                     12%
                     ----------------------  ----------------------
 ------------------------
                         Death Benefit           Death Benefit            Death
Benefit

         Prms Accum  ----------------------  ----------------------
 ------------------------
             at       Base   Var Pu           Base   Var Pu           Base
   Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy
   Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------
 ------  ---------
     1        735    65,723      0   65,723  65,925       0  65,925   69,335
      0    69,335
     2      1,507    65,723      0   65,723  65,930       0  65,930   69,442
      0    69,442
     3      2,317    65,723    175   65,898  66,029     192  66,221   71,304
    211    71,515
     4      3,168    65,723    352   66,075  66,130     402  66,533   73,289
    456    73,745
     5      4,061    65,723    527   66,250  66,234     625  66,859   75,389
    735    76,124
     6      4,999    65,723    702   66,425  66,340     862  67,202   77,607
  1,052    78,659
     7      5,984    65,723    876   66,599  66,448   1,114  67,562   79,948
  1,407    81,356
     8      7,019    65,723  1,056   66,779  66,557   1,388  67,945   82,417
  1,816    84,234
     9      8,105    65,723  1,240   66,963  66,669   1,684  68,352   85,021
  2,282    87,302
    10      9,245    65,723  1,428   67,151  66,782   2,002  68,784   87,765
  2,810    90,575
    15     15,860    65,723  2,434   68,157  67,358   4,007  71,365  103,443
  6,732   110,175
    20     24,303    65,723  3,406   69,129  67,982   6,620  74,601  123,953
 13,481   137,433
    25     35,079    65,723  4,135   69,858  68,677   9,555  78,232  151,610
 23,919   175,529
    30     48,833    65,723  4,571   70,294  69,399  12,600  81,999  187,256
 39,210   226,466
    35     66,385    65,723  4,740   70,463  70,147  15,688  85,835  233,343
 61,314   294,657
Age 65     88,788    65,723  4,692   70,415  70,919  18,763  89,682  293,022
 92,895   385,917






                              0%                      6%
                     12%
                    ----------------------  ----------------------
 ------------------------
                          Cash Value              Cash Value               Cash
Value

         Base Prem  ----------------------  ----------------------
 ------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var
Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy
   Adds     Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------
 ------  ---------

     1       735        13      0       13      14       0      14       15
      0        15
     2     1,507       423      0      423     450       0     450      476
      0       476
     3     2,317       834     29      863     908      32     941      985
     35     1,021
     4     3,168     1,244     61    1,305   1,390      70   1,461    1,548
     80     1,628
     5     4,061     1,652     95    1,747   1,896     113   2,009    2,168
    133     2,301
     6     4,999     2,057    131    2,188   2,425     162   2,587    2,850
    198     3,048
     7     5,984     2,459    170    2,629   2,978     217   3,195    3,600
    275     3,874
     8     7,019     2,857    212    3,069   3,555     280   3,835    4,423
    368     4,790
     9     8,105     3,250    258    3,508   4,156     352   4,508    5,324
    479     5,804
    10     9,245     3,637    309    3,946   4,781     435   5,216    6,312
    612     6,925
    15    15,860     5,592    631    6,223   8,416   1,043   9,459   12,984
  1,759    14,743
    20    24,303     7,332  1,051    8,383  12,696   2,052  14,749   23,256
  4,197    27,453
    25    35,079     8,636  1,509   10,145  17,409   3,503  20,912   38,608
  8,808    47,416
    30    48,833     9,727  1,956   11,683  22,769   5,417  28,186   61,719
 16,933    78,652
    35    66,385    10,569  2,351   12,920  28,660   7,817  36,477   95,776
 30,686   126,461
Age 65    88,788    11,176  2,664   13,839  35,004  10,702  45,706  145,295
 53,222   198,517




---------
* Corresponding to modal premiums of: Semi-annual $357.95, Quarterly $182.90, Special Monthly $61.00
DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE P50 AGE 40 YEARS MALE--NON-SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $62,945 ANNUAL PREMIUM $1,200.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed



                               0%                      6%
                     12%
                     ----------------------  ----------------------
 ------------------------
                         Death Benefit           Death Benefit            Death
Benefit

         Prms Accum  ----------------------  ----------------------
 ------------------------
             at       Base   Var Pu           Base   Var Pu           Base
   Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy
   Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------
 ------  ---------
     1      1,260    62,945      0   62,945  63,138       0  63,138   66,404
      0    66,404
     2      2,583    62,945      0   62,945  63,183       0  63,183   67,251
      0    67,251
     3      3,972    62,945     98   63,043  63,273     119  63,392   68,979
    140    69,119
     4      5,431    62,945    212   63,157  63,369     264  63,633   70,870
    322    71,192
     5      6,962    62,945    338   63,283  63,467     435  63,901   72,875
    547    73,422
     6      8,570    62,945    472   63,417  63,566     627  64,193   74,988
    814    75,802
     7     10,259    62,945    605   63,550  63,667     829  64,496   77,207
  1,114    78,321
     8     12,032    62,945    752   63,697  63,769   1,060  64,830   79,536
  1,471    81,007
     9     13,893    62,945    903   63,848  63,873   1,311  65,184   81,981
  1,879    83,860
    10     15,848    62,945  1,061   64,006  63,977   1,584  65,562   84,546
  2,345    86,890
    15     27,189    62,945  1,911   64,856  64,509   3,297  67,806   99,150
  5,778   104,928
    20     41,663    62,945  2,691   65,636  65,071   5,414  70,486  117,795
 11,414   129,209
Age 65     60,136    62,945  3,279   66,224  65,682   7,724  73,406  142,241
 19,839   162,080
    30     83,713    62,945  3,713   66,658  66,304  10,211  76,516  173,058
 32,226   205,284
    35    113,804    62,945  3,971   66,916  66,936  12,826  79,673  211,949
 50,237   262,186


                               0%                      6%
                     12%
                     ----------------------  ----------------------
 ------------------------
                           Cash Value              Cash Value               Cash
Value

         Prms Accum  ----------------------  ----------------------
 ------------------------
             at       Base   Var Pu           Base   Var Pu           Base
   Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy
   Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------
 ------  ---------
     1      1,260       251      0      251     266      0      266      281
      0       281
     2      2,583     1,026      0    1,026   1,101      0    1,101    1,177
      0     1,177
     3      3,972     1,784     28    1,813   1,962     34    1,996    2,149
     41     2,189
     4      5,431     2,525     63    2,588   2,848     79    2,927    3,200
     97     3,296
     5      6,962     3,248    104    3,353   3,760    135    3,895    4,338
    170     4,508
     6      8,570     3,954    151    4,105   4,699    201    4,900    5,568
    262     5,830
     7     10,259     4,643    200    4,843   5,664    275    5,939    6,900
    371     7,271
     8     12,032     5,316    257    5,573   6,657    364    7,021    8,341
    507     8,848
     9     13,893     5,972    319    6,292   7,679    465    8,144    9,901
    669    10,570
    10     15,848     6,612    388    7,000   8,729    581    9,310   11,588
    863    12,451
    15     27,189     9,670    818   10,488  14,530  1,418   15,947   22,435
  2,494    24,929
    20     41,663    12,227  1,335   13,562  20,933  2,698   23,631   38,068
  5,711    43,780
Age 65     60,136    14,029  1,862   15,892  27,533  4,405   31,938   59,900
 11,365    71,265
    30     83,713    15,340  2,377   17,717  34,311  6,567   40,878   89,965
 20,816   110,781
    35    113,804    16,191  2,821   19,013  41,023  9,154   50,177  130,493
 36,012   166,505

---------
*Corresponding to modal premiums of Semi-annual $613.20, Quarterly $312.90,
 Special Monthly $104.00.

  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE P50 AGE 25 YEARS MALE--SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $61,670 ANNUAL PREMIUM $700.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed



                               0%                      6%
                     12%
                     ----------------------  ----------------------
 ------------------------
                         Death Benefit           Death Benefit            Death
Benefit

         Prms Accum  ----------------------  ----------------------
 ------------------------
             at       Base   Var Pu           Base   Var Pu           Base
   Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy
   Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------
 ------  ---------
     1        735    61,670      0   61,670  61,859       0  61,859   65,059
      0    65,059
     2      1,507    61,670      0   61,670  61,865       0  61,865   65,160
      0    65,160
     3      2,317    61,670    164   61,834  61,957     181  62,138   66,907
    198    67,105
     4      3,168    61,670    331   62,001  62,052     378  62,430   68,769
    428    69,198
     5      4,061    61,670    495   62,165  62,150     586  62,736   70,740
    690    71,430
     6      4,999    61,670    659   62,329  62,249     809  63,058   72,821
    987    73,808
     7      5,984    61.670    822   62,492  62,350   1,045  63,395   75,018
  1,321    76,339
     8      7,019    61,670    991   62,661  62,453   1,303  63,755   77,335
  1,705    79,039
     9      8,105    61,670  1,163   62,833  62,557   1,580  64,137   79,778
  2,141    81,919
    10      9,245    61,670  1,339   63,009  62,664   1,879  64,543   82,352
  2,637    84,989
    15     15,860    61,670  2,283   63,953  63,204   3,760  66,964   97,064
  6,317   103,381
    20     24,303    61.670  3,195   64,865  63,789   6,211  70,001  116,309
 12,650   128,959
    25     35,079    61,670  3,880   65,550  64,442   8,965  73,408  142,261
 22,445   164,705
    30     48,833    61,670  4,289   65,959  65,119  11,823  76,942  175,708
 36,793   212,501
    35     66,385    61,670  4,448   66,118  65,821  14,721  80,542  218,954
 57,534   276,488
Age 65     88,788    61,670  4,402   66,072  66,546  17,606  84,152  274,952
 87,168   362,121






                              0%                      6%
                     12%
                    ----------------------  ----------------------
 ------------------------
                          Cash Value              Cash Value               Cash
Value

         Base Prem  ----------------------  ----------------------
 ------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var
Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy
   Adds     Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------
 ------  ---------

     1       735        12      0       12      13       0      13       14
      0        14
     2     1,507       397      0      397     422       0     422      446
      0       446
     3     2,317       782     28      810     852      30     883      924
     33       958
     4     3,168     1,167     58    1,224   1,305      66   1,370    1,452
     75     1,527
     5     4,061     1,550     89    1,639   1,779     106   1,885    2,034
    125     2,159
     6     4,999     1,930    123    2,053   2,276     152   2,428    2,675
    186     2,860
     7     5,984     2,307    159    2,466   2,794     203   2,998    3,378
    258     3,635
     8     7,019     2,681    199    2,880   3,336     263   3,599    4,150
    345     4,495
     9     8,105     3,049    242    3,292   3,900     331   4,230    4,996
    450     5,446
    10     9,245     3,413    290    3,702   4,486     408   4,894    5,923
    575     6,498
    15    15,860     5,247    592    5,839   7,897     979   8,876   12,183
  1,651    13,834
    20    24,303     6,880    986    7,866  11,913   1,926  13,839   21,822
  3,939    25,760
    25    35,079     8,103  1,416    9,519  16,335   3,287  19,622   36,227
  8,265    44,492
    30    48,833     9,127  1,836   10,963  21,365   5,083  26,448   57,913
 15,889    73,802
    35    66,385     9,918  2,206   12,123  26,893   7,334  34,227   89,870
 28,794   118,663
Age 65    88,788    10,487  2,499   12,986  32,846  10,042  42,888  136,335
 49,941   186,276




---------
* Corresponding to modal premiums of: Semi-annual $357.95, Quarterly $182.90. Special Monthly $61.00.
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE P50 AGE 40 YEARS MALE--SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $57,644 ANNUAL PREMIUM $1,200.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed



                               0%                      6%
                     12%
                     ----------------------  ----------------------
 ------------------------
                         Death Benefit           Death Benefit            Death
Benefit

         Prms Accum  ----------------------  ----------------------
 ------------------------
             at       Base   Var Pu           Base   Var Pu           Base
   Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy
   Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------
 ------  ---------
     1      1,260    57,644      0   57,644  57,821       0  57,821   60,812
      0    60,812
     2      2,583    57,644      0   57,644  57,862       0  57,862   61,587
      0    61,587
     3      3,972    57,644     90   57,734  57,945     109  58,053   63,170
    128    63,299
     4      5,431    57,644    194   57,838  58,032     242  58,274   64,902
    295    65,197
     5      6,962    57,644    309   57,953  58,122     398  58,520   66,738
    501    67,239
     6      8,570    57,644    432   58,076  58,213     574  58,787   68,672
    746    69,418
     7     10,259    57,644    554   58,198  58,305     759  59,065   70,705
  1,020    71,725
     8     12,032    57,644    688   58,332  58,399     971  59,370   72,838
  1,347    74,185
     9     13,893    57,644    827   58,471  58,494   1,201  59,695   75,077
  1,721    76,797
    10     15,848    57,644    972   58,616  58,589   1,451  60,040   77,425
  2,148    79,573
    15     27,189    57,644  1,750   59,394  59,076   3,019  62,096   90,800
  5,291    96,092
    20     41,663    57,644  2,464   60,108  59,591   4,959  64,550  107,875
 10,453   118,327
Age 65     60,136    57,644  3,003   60,647  60,151   7,073  67,224  130,262
 18,169   148,430
    30     83,712    57,644  3,400   61,044  60,720   9,351  70,072  158,484
 29,512   187,996
    35    113,803    57,644  3,637   61,281  61,299  11,746  73,045  194,100
 46,007   240,106


                              0%                      6%
                     12%
                    ----------------------  ----------------------
 ------------------------
                          Cash Value              Cash Value               Cash
Value

         Base Prem  ----------------------  ----------------------
 ------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var
Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy
   Adds     Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------
 ------  ---------

     1      1,260      230      0      230     244      0      244      258
      0       258
     2      2,583      940      0      940   1,008      0    1,008    1,078
      0     1,078
     3      3,972    1,634     26    1,660   1,797     31    1,828    1,968
     37     2,005
     4      5,431    2,312     58    2,370   2,608     72    2,681    2,930
     88     3,019
     5      6,962    2,975     96    3,070   3,444    123    3,567    3,972
    156     4,128
     6      8,570    3,621    138    3,759   4,303    184    4,487    5,099
    240     5,339
     7     10,259    4,252    183    4,435   5,187    252    5,439    6,319
    340     6,659
     8     12,032    4,868    235    5,103   6,097    333    6,430    7,639
    464     8,103
     9     13,893    5,469    292    5,762   7,032    426    7,458    9,067
    613     9,680
    10     15,848    6,055    355    6,410   7,994    532    8,526   10,612
    790    11,402
    15     27,189    8,856    749    9,605  13,306  1,298   14,604   20,545
  2,284    22,830
    20     41,663   11,197  1,222   12,420  19,170  2,471   21,641   34,862
  5,230    40,093
Age 65     60,136   12,848  1,705   14,553  25,214  4,034   29,249   54,855
 10,408    65,263
    30     83,712   14,048  2,177   16,225  31,421  6,014   37,435   82,389
 19,063   101,451
    35    113,803   14,828  2,584   17,412  37,568  8,383   45,951  119,504
 32,979   152,483

---------
* Corresponding to modal premiums of: Semi-Annual $613.20, Quarterly $312.90, Special Monthly $104.00
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE AGE 25 YEARS MALE--NON-SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $28,930 ANNUAL PREMIUM $350.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed



                               0%                      6%
                     12%
                     ----------------------  ----------------------
 ------------------------
                         Death Benefit           Death Benefit            Death
Benefit

         Prms Accum  ----------------------  ----------------------
 ------------------------
             at       Base   Var Pu           Base   Var Pu           Base
   Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy
   Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------
 ------  ---------
     1        368    28,930      0   28,930  29,019      0   29,019   30,520
      0    30,520
     2        753    28,930      0   28,930  29,021      0   29,021   30,567
      0    30,567
     3      1,159    28,930     26   28,956  29,065     26   29,090   31,387
     33    31,419
     4      1,584    28,930     49   28,979  29,109     61   29,171   32,260
     81    32,341
     5      2,031    28,930     79   29,009  29,155    106   29,261   33,185
    143    33,328
     6      2,500    28,930    114   29,044  29,202    160   29,361   34,161
    222    34,383
     7      2,992    28,930    152   29,082  29,249    222   29,471   35,192
    316    35,508
     8      3,509    28,930    199   29,129  29,297    296   29,593   36,279
    432    36,711
     9      4,052    28,930    251   29,181  29,346    382   29,729   37,424
    573    37,997
    10      4,622    28,930    310   29,240  29,396    482   29,878   38,632
    739    39,371
    15      7,930    28,930  1,001   29,931  29,650  1,533   31,183   45,534
  2,474    48,008
    20     12,152    28,930  1,741   30,671  29,924  3,006   32,931   54,562
  5,636    60,198
    25     17,540    28,930  2,208   31,138  30,230  4,526   34,756   66,736
 10,369    77,105
    30     24,416    28,930  2,440   31,370  30,548  6,022   36,570   82,426
 17,198    99,625
    35     33,193    28,930  2,513   31,443  30,877  7,507   38,384  102,713
 27,021   129,734
Age 65     44,394    28,930  2,479   31,409  31,217  8,977   40,194  128,983
 41,035   170,018






                             0%                      6%                     12%
                    ---------------------  ----------------------
 ----------------------
                         Cash Value              Cash Value              Cash
Value

         Base Prem  ---------------------  ----------------------
 ----------------------
         Accum at    Base   Var Pu          Base   Var Pu           Base   Var
Pu
 Year    5%/Annum   Policy   Adds   Total  Policy   Adds   Total   Policy   Adds
   Total
-------  ---------  ------  ------  -----  ------  ------  ------  ------
 ------  --------

     1       368        6       0       6       6      0        6       7
      0        7
     2       753      186       0     186     198      0      198     209
      0      209
     3     1,159      367       4     371     400      4      404     434
      5      439
     4     1,584      547       9     556     612     11      623     681
     14      695
     5     2,031      727      14     741     835     19      854     954
     26      980
     6     2,500      905      21     927   1,068     30    1,098   1,255
     42    1,296
     7     2,992    1,082      30   1,112   1,311     43    1,354   1,585
     62    1,646
     8     3,509    1,257      40   1,297   1,565     60    1,625   1,947
     88    2,034
     9     4,052    1,430      52   1,483   1,829     80    1,909   2,344
    120    2,464
    10     4,622    1,601      67   1,668   2,105    105    2,209   2,779
    161    2,940
    15     7,930    2,462     260   2,721   3,705    399    4,104   5,715
    646    6,362
    20    12,152    3,227     538   3,765   5,589    932    6,521  10,237
  1,755   11,991
    25    17,540    3,801     806   4,607   7,663  1,659    9,322  16,994
  3,818   20,813
    30    24,416    4,282   1,044   5,326  10,022  2,589   12,612  27,167
  7,427   34,595
    35    33,193    4,652   1,247   5,899  12,616  3,740   16,356  42,159
 13,523   55,682
Age 65    44,394    4,919   1,407   6,327  15,408  5,120   20,528  63,956
 23,510   87,466




---------
* Corresponding to modal premiums of: Semi-annual $179.28, Quarterly $91.90, Special Monthly $30.90
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE AGE 40 YEARS MALE--NON-SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $28,661 ANNUAL PREMIUM $600.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed



                               0%                      6%
                     12%
                     ----------------------  ----------------------
 -----------------------
                         Death Benefit           Death Benefit            Death
Benefit

         Prms Accum  ----------------------  ----------------------
 -----------------------
             at       Base   Var Pu           Base   Var Pu           Base   Var
Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy
  Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  ------
 ------  ---------

     1        630    28,661      0   28,661  28,749      0   28,749  30,236
      0    30,236
     2      1,291    28,661      0   28,661  28,752      0   28,752  30,284
      0    30,284
     3      1,986    28,661     15   28,676  28,795     17   28,812  31,101
     26    31,127
     4      2,715    28,661     35   28,696  28,839     50   28,889  31,965
     72    32,037
     5      3,481    28,661     64   28,725  28,884     94   28,978  32,873
    136    33,009
     6      4,285    28,661    102   28,763  28,929    152   29,082  33,825
    221    34,046
     7      5,129    28,661    142   28,803  28,975    217   29,192  34,823
    320    35,144
     8      6,016    28,661    190   28,851  29,021    296   29,317  35,870
    445    36,315
     9      6,947    28,661    245   28,906  29,068    386   29,455  36,968
    592    37,559
    10      7,924    28,661    305   28,966  29,116    489   29,604  38,119
    765    38,884
    15     13,594    28,661  1,041   29,702  29,355  1,584   30,939  44,623
  2,551    47,174
    20     20,831    28,661  1,800   30,461  29,610  3,043   32,652  52,948
  5,621    58,569
Age 65     30,068    28,661  2,260   30,921  29,891  4,474   34,365  64,018
  9,994    74,012
    30     41,856    28,661  2,512   31,173  30,177  5,897   36,074  77,947
 16,251    94,198
    35     56,901    28,661  2,630   31,291  30,466  7,342   37,809  95,511
 25,239   120,750


                             0%                      6%                     12%
                    ---------------------  ----------------------
 ----------------------
                         Cash Value              Cash Value              Cash
Value

         Base Prem  ---------------------  ----------------------
 ----------------------
         Accum at    Base   Var Pu          Base   Var Pu           Base   Var
Pu
 Year    5%/Annum   Policy   Adds   Total  Policy   Adds   Total   Policy   Adds
   Total
-------  ---------  ------  ------  -----  ------  ------  ------  ------
 ------  --------

     1       630       12       0      12      12      0       12      13
      0       13
     2     1,291      371       0     371     394      0      394     417
      0      417
     3     1,986      722       4     726     787      5      792     854
      8      861
     4     2,715    1,065      11   1,076   1,191     15    1,206   1,327
     22    1,348
     5     3,481    1,401      20   1,421   1,608     29    1,637   1,839
     42    1,881
     6     4,285    1,728      32   1,761   2,037     49    2,085   2,392
     71    2,463
     7     5,129    2,048      47   2,095   2,477     72    2,549   2,991
    107    3,098
     8     6,016    2,360      65   2,425   2,931    102    3,032   3,639
    153    3,792
     9     6,947    2,664      87   2,751   3,397    137    3,534   4,341
    211    4,551
    10     7,924    2,961     112   3,073   3,877    179    4,056   5,099
    282    5,380
    15    13,594    4,406     446   4,851   6,558    681    7,239  10,014
  1,101   11,115
    20    20,831    5,618     893   6,511   9,525  1,516   11,041  17,112
  2,812   19,924
Age 65    30,068    6,429   1,283   7,712  12,530  2,552   15,082  26,959
  5,725   32,684
    30    41,856    7,018   1,608   8,626  15,616  3,792   19,408  40,521
 10,497   51,018
    35    56,901    7,398   1,868   9,267  18,672  5,240   23,912  58,804
 18,092   76,897

---------
* Corresponding to modal premiums of: Semi-Annual $306.90. Quarterly $156.90, Special Monthly $52.40.
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE AGE 25 YEARS MALE--SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $27,223 ANNUAL PREMIUM $350.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed



                               0%                      6%
                     12%
                     ----------------------  ----------------------
 ------------------------
                         Death Benefit           Death Benefit            Death
Benefit

         Prms Accum  ----------------------  ----------------------
 ------------------------
             at       Base   Var Pu           Base   Var Pu           Base
   Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy
   Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------
 ------  ---------
     1        368    27,223      0   27,223  27,307      0   27,307   28,719
      0    28,719
     2        753    27,223      0   27,223  27,309      0   27,309   28,764
      0    28,764
     3      1,159    27,223     24   27,247  27,350     24   27,374   29,535
     31    29,565
     4      1,584    27,223     47   27,270  27,392     58   27,450   30,357
     76    30,433
     5      2,031    27,223     74   27,297  27,435    100   27,534   31,227
    135    31,361
     6      2,500    27,223    107   27,330  27,479    150   27,629   32,146
    209    32,354
     7      2,992    27,223    143   27,366  27,523    208   27,732   33,115
    297    33,413
     8      3,509    27,223    187   27,410  27,569    278   27,847   34,138
    407    34,545
     9      4,052    27,223    236   27,459  27,615    360   27,975   35,216
    539    35,755
    10      4,622    27,223    291   27,514  27,662    453   28,115   36,353
    696    37,048
    15      7,930    27,223    942   28,165  27,900  1,443   29,343   42,847
  2,328    45,175
    20     12,152    27,223  1,638   28,861  28,159  2,829   30,987   51,342
  5,303    56,646
    25     17,540    27,223  2,077   29,300  28,447  4,258   32,705   62,798
  9,757    72,555
    30     24,416    27,223  2,296   29,519  28,746  5,667   34,412   77,563
 16,183    93,746
    35     33,193    27,223  2,365   29,588  29,055  7,064   36,119   96,653
 25,426   122,079
Age 65     44,394    27,223  2,332   29,555  29,375  8,447   37,822  121,372
 38,613   159,985






                             0%                      6%                     12%
                    ---------------------  ----------------------
 ----------------------
                         Cash Value              Cash Value              Cash
Value

         Base Prem  ---------------------  ----------------------
 ----------------------
         Accum at    Base   Var Pu          Base   Var Pu           Base   Var
Pu
 Year    5%/Annum   Policy   Adds   Total  Policy   Adds   Total   Policy   Adds
   Total
-------  ---------  ------  ------  -----  ------  ------  ------  ------
 ------  --------

     1       368        5       0       5       6      0        6       6
      0        6
     2       753      175       0     175     186      0      186     197
      0      197
     3     1,159      345       4     349     376      4      380     408
      5      413
     4     1,584      515       8     523     576     10      586     641
     13      654
     5     2,031      684      13     697     785     18      803     898
     24      922
     6     2,500      852      20     872   1,005     28    1,033   1,181
     39    1,220
     7     2,992    1,018      28   1,046   1,234     41    1,274   1,491
     58    1,549
     8     3,509    1,183      38   1,221   1,473     56    1,529   1,832
     82    1,914
     9     4,052    1,346      49   1,395   1,721     75    1,797   2,205
    113    2,319
    10     4,622    1,506      63   1,570   1,980     98    2,079   2,615
    152    2,766
    15     7,930    2,316     244   2,561   3,486    375    3,861   5,378
    608    5,986
    20    12,152    3,037     506   3,543   5,259    877    6,136   9,633
  1,651   11,284
    25    17,540    3,577     758   4,335   7,211  1,561    8,772  15,992
  3,593   19,585
    30    24,416    4,029     983   5,012   9,431  2,436   11,867  25,564
  6,989   32,553
    35    33,193    4,378   1,173   5,551  11,871  3,519   15,391  39,671
 12,725   52,396
Age 65    44,394    4,629   1,324   5,953  14,499  4,818   19,317  60,182
 22,122   82,305




---------
* Corresponding to modal premiums of: Semi-Annual $179.28, Quarterly $91.90, Special Monthly $30.90
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE AGE 40 YEARS MALE--SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $26,354 ANNUAL PREMIUM $600.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed



                               0%                      6%
                     12%
                     ----------------------  ----------------------
 -----------------------
                         Death Benefit           Death Benefit            Death
Benefit

         Prms Accum  ----------------------  ----------------------
 -----------------------
             at       Base   Var Pu           Base   Var Pu           Base   Var
Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy
  Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  ------
 ------  ---------

   1          630    26,354      0   26,354  26,435      0   26,435  27,802
      0    27,802
   2        1,292    26,354      0   26,354  26,437      0   26,437  27,846
      0    27,846
   3        1,986    26,354     14   26,368  26,477     16   26,493  28,598
     24    28,621
   4        2,715    26,354     32   26,386  26,518     46   26,563  29,392
     66    29,458
   5        3,481    26,354     59   26,413  26,559     87   26,646  30,227
    125    30,352
   6        4,285    26,354     93   26,447  26,601    140   26,741  31,102
    203    31,306
   7        5,129    26,354    130   26,484  26,643    199   26,842  32,020
    294    32,315
   8        6,016    26,354    175   26,529  26,685    272   26,958  32,983
    409    33,392
   9        6,947    26,354    225   26,579  26,729    355   27,084  33,992
    544    34,536
  10        7,924    26,354    281   26,635  26,772    449   27,222  35,050
    704    35,754
  15       13,594    26,354    957   27,311  26,992  1,456   28,449  41,031
  2,346    43,377
  20       20,832    26,354  1,655   28,009  27,226  2,798   30,024  48,686
  5,168    53,854
Age 65     30,068    26,354  2,078   28,432  27,485  4,114   31,599  58,865
  9,190    68,055
  30       41,856    26,354  2,310   28,664  27,748  5,423   33,170  71,673
 14,943    86,616
  35       56,902    26,354  2,418   28,772  28,014  6,751   34,765  87,823
 23,207   111,030


                               0%                      6%
                      12%
                     ----------------------  -----------------------
 -----------------------
                           Cash Value              Cash Value               Cash
Value

         Base Prem   ----------------------  -----------------------
 -----------------------
          Accum at    Base   Var Pu           Base   Var Pu            Base
  Var Pu
 Year     5%/Annum   Policy   Adds    Total  Policy   Adds    Total   Policy
  Adds     Total
-------  ----------  ------  -------  -----  ------  -------  ------  ------
 -------  --------
   1          630       11        0      11      11       0       11      12
      0        12
   2        1,292      341        0     341     362       0      362     383
      0       383
   3        1,986      664        4     668     723       5      728     785
      7       792
   4        2,715      980       10     989   1,095      14    1,109   1,220
     20     1,240
   5        3,481    1,288       18   1,306   1,479      27    1,506   1,691
     39     1,729
   6        4,285    1,589       30   1,619   1,873      45    1,918   2,200
     65     2,265
   7        5,129    1,883       43   1,926   2,278      66    2,344   2,750
     98     2,848
   8        6,016    2,170       60   2,230   2,695      93    2,788   3,346
    141     3,487
   9        6,947    2,450       80   2,530   3,124     126    3,250   3,991
    194     4,185
  10        7,924    2,723      103   2,825   3,565     165    3,729   4,688
    259     4,947
  15       13,594    4,051      410   4,461   6,030     626    6,656   9,208
  1,012    10,221
  20       20,832    5,166      821   5,987   8,759   1,394   10,153  15,734
  2,586    18,320
Age 65     30,068    5,912    1,180   7,092  11,522   2,346   13,868  24,789
  5,264    30,053
  30       41,856    6,453    1,479   7,932  14,359   3,487   17,846  37,260
  9,652    46,912
  35       56,902    6,803    1,718   8,521  17,169   4,818   21,987  54,071
 16,636    70,707




---------
* Corresponding to Modal Premiums of: Semi-annual $306.90, Quarterly $156.90, Special Monthly $52.40

DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 3 through 15.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of John Hancock .................                      28
How we support the policy and investment options                   28
How we process certain policy transactions..                       28
Effects of policy loans.....................                       29
Additional information about how certain policy charges            29
work........................................
How we market the policies..................                       30
Tax considerations..........................                       31
Reports that you will receive...............                       32
Voting privileges that you will have........                       32
Changes that John Hancock can make as to your policy               33
Adjustments we make to death benefits.......                       33
When we pay policy proceeds.................                       33
Other details about exercising rights and paying benefits          34
Legal matters...............................                       34
Registration statement filed with the SEC...                       34
Accounting and actuarial experts............                       34
Financial statements of John Hancock and the Account               35
List of Directors and Executive Officers of John Hancock           36

 DESCRIPTION OF JOHN HANCOCK

  We are John Hancock Life Insurance Company, a Massachusetts stock life insuarnce company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and in the District of Columbia. As of the end of 1998, our assets were approximately $67 billion.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account UV

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account UV (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or John Hancock.

  The Account's assets are the property of John Hancock. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of the Trust. New subaccounts may be added as new funds are added to the Trust and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trust.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of the Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your cash value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month. The "date of issue" is the date on which the policy takes effect. Policy months, policy years and policy anniversaries are all measured from that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of cash value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve your request.

  We process loans, surrenders, partial surrenders and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The cash value, the surrender value, and the death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of any outstanding indebtedness is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding indebtedness equals or exceeds the policy's cash value (plus any cash values under a dividend option providing paid-up insurance), the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The premium sales charges help to compensate us for the cost of selling our policies. (See "What charges will John Hancock deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 30.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of cash value you have in each.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, John Hancock Variable Life Insurance Company, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts V and S, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell John Hancock's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. John Hancock will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and John Hancock reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 55% of the premium paid in the first policy year, 15% of the premium paid in the second policy year, 10% of the premium paid in the third through sixth policy years, 5% of the premium paid in the sixth through tenth policy years, and 3% of the premium paid in each policy year thereafter.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by John Hancock and its affiliates will be eligible for additional compensation.

  The policies may also be sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and John Hancock will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  Neither John Hancock nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in cash value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial surrender. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods and the death benefit would lose its tax-free character.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit and cash value, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of transfers among investment options, policy loans, partial surrenders and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's cash value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT JOHN HANCOCK CAN MAKE AS TO YOUR POLICY

Changes relating to the Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be John Hancock or an affiliate, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 .Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your cash value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the cash value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of cash value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate cash values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for John Hancock. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  Certain of the financial statements of John Hancock and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G.

Engelsen, F.S.A., an Actuary and Second Vice President of John Hancock.

 FINANCIAL STATEMENTS OF JOHN HANCOCK AND THE ACCOUNT

  The financial statements of John Hancock included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the policies.

  In addition to those financial statements of the Account included herein that have been audited by Ernst & Young LLP, this prospectus also contains unaudited financial statements of the Account for a period subsequent to the audited financial statements.

  The most current financial statements for John Hancock are those as of December 31, 1999. We do not prepare such financial statements more often than annually. Moreover, we believe that any additional benefit you would get from more recent financial statements would not justify our cost in preparing them. (This is true even though we would not necessarily have to incur the expense of an independant audit of those financial statements.) In this connection, we represent that there have been no material adverse changes in our financial condition or operations between December 31, 1999 and the date of this prospectus.

            LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JOHN HANCOCK

  The Directors and Executive Officers of John Hancock and their principal occupations during the past five years are as follows:


Directors                                Principal Occupations

---------                                ---------------------
Stephen L. Brown. . .   Chairman of the Board, John Hancock
David F. D'Alessandro   President and Chief Executive Officer, John Hancock
Foster L. Aborn . . .   Director, formerly Vice Chairman of the Board and Chief
                        Investment Officer, John Hancock

Samuel W. Bodman. . .   Chairman of the Board and Chief Executive Officer,
                          Cabot Corporation (chemicals)

I. MacAllister Booth.   Retired Chairman of the Board and Chief Executive
                        Officer, Polaroid Corporation (photographic products)
Wayne A. Budd . . . .   Executive Vice President and General Counsel, John
                        Hancock
John M. Connors, Jr..   Chairman and Chief Executive Officer and Director,
                        Hill, Holliday, Connors, Cosmopoulos, Inc.
                        (advertising).
Robert E. Fast. . . .   Senior Partner, Hale and Dorr (law firm).
Kathleen F. Feldstein   President, Economic Studies, Inc. (economic
                        consulting).
Nelson S. Gifford . .   Principal, Fleetwing Capital Management (financial
                        services)
Michael                 C. Hawley . . Chairman and Chief Executive Officer, The
                        Gillette Company (razors, etc.)

Edward H. Linde . . .   President and Chief Executive Officer, Boston
                        Properties, Inc. (real estate)
Judith A, McHale. . .   President and Chief Operating Officer, Discovery
                        Communications, Inc. (multimedia communications)
E. James Morton . . .   Director, formerly Chairman of the Board and Chief
                         Executive Officer, John Hancock

R. Robert Popeo . . .   Chairman, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo
                        (law firm)
Richard F. Syron. . .   Chairman of the Board, President and Chief Executive
                        Officer, Thermo Electron Corp. (scientific and
                        industrial instruments)
Robert J. Tarr, Jr. .   Former President, Chief Executive Officer and Chief
                        Operations Officer, Harcourt General, Inc. (publishing)


Other Executive

---------------
Officers

--------
Thomas E. Moloney . .   Chief Financial Officer

Derek Chilvers. . . .   Chairman and Chief Executive Officer of John Hancock
                          International Holdings, Inc.

John M. DeCiccio. . .   Executive Vice President and Chief Investment Officer
Maureen R. Ford . . .   President, Broker-Dealer Distribution and Financial
                        Advisory Network

Kathleen M. Graveline   Executive Vice President - Retail
Barry J. Rubenstein .   Vice President, Counsel and Secretary

  The business address of all Directors and officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Mutual Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Mutual Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and changes in policyholders' contingency reserves and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1999 and 1998 or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION



                                                         December 31
                                                    ---------------------
                                                       1999        1998
                                                    ----------  -----------
                                                        (in millions)
ASSETS

Bonds--Note 6 . . . . . . . . . . . . . . . . . .   $26,188.1    $23,353.0
Stocks:
  Preferred . . . . . . . . . . . . . . . . . . .       926.6        844.7
  Common  . . . . . . . . . . . . . . . . . . . .       458.4        269.3
  Investments in affiliates . . . . . . . . . . .     1,465.8      1,520.3
                                                    ---------    ---------
                                                      2,850.8      2,634.3
Mortgage loans on real estate--Note 6 . . . . . .     9,165.9      8,223.7
Real estate:
  Company occupied  . . . . . . . . . . . . . . .       366.6        372.2
  Investment properties . . . . . . . . . . . . .       501.7      1,472.1
                                                    ---------    ---------
                                                        868.3      1,844.3
Policy loans  . . . . . . . . . . . . . . . . . .     1,577.8      1,573.8
Cash items:
  Cash in banks and offices . . . . . . . . . . .       292.6        241.5
  Temporary cash investments  . . . . . . . . . .       868.0      1,107.4
                                                    ---------    ---------
                                                      1,160.6      1,348.9
Premiums due and deferred . . . . . . . . . . . .       234.8        253.4
Investment income due and accrued . . . . . . . .       574.8        527.5
Other general account assets  . . . . . . . . . .     1,364.7      1,156.6
Assets held in separate accounts  . . . . . . . .    16,746.0     17,447.0
                                                    ---------    ---------
TOTAL ASSETS  . . . . . . . . . . . . . . . . . .   $60,731.8    $58,362.5
                                                    =========    =========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION



                                                         December 31
                                                     ---------------------
                                                       1999         1998
                                                     ----------  -----------
                                                        (in millions)
OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY RESERVES
OBLIGATIONS

  Policy reserves  . . . . . . . . . . . . . . . .   $20,574.1    $19,804.8
  Policyholders' and beneficiaries' funds  . . . .    16,128.3     14,216.9
  Dividends payable to policyholders . . . . . . .       464.8        449.1
  Policy benefits in process of payment  . . . . .       132.3        111.4
  Other policy obligations . . . . . . . . . . . .       304.7        322.6
  Asset valuation reserve--Note 1  . . . . . . . .     1,242.9      1,289.6
  Federal income and other accrued Taxes--Note 1 .       (12.1)       211.5
  Other general account obligations  . . . . . . .     1,695.0      1,109.3
  Obligations related to separate accounts . . . .    16,745.1     17,458.6
                                                     ---------    ---------
TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . .    57,275.1     54,973.8
POLICYHOLDERS' CONTINGENCY RESERVES
  Surplus note--Note 2 . . . . . . . . . . . . . .       450.0        450.0
  Special contingency reserve for group insurance        153.4        160.0
  General contingency reserve  . . . . . . . . . .     2,853.3      2,778.7
                                                     ---------    ---------
TOTAL POLICYHOLDERS' CONTINGENCY RESERVES  . . . .     3,456.7      3,388.7
                                                     ---------    ---------
TOTAL OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY
 RESERVES. . . . . . . . . . . . . . . . . . . . .   $60,731.8    $58,362.5
                                                     =========    =========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND CHANGES IN POLICYHOLDERS' CONTINGENCY RESERVES



                                                     Year ended December 31
                                                     -----------------------
                                                        1999          1998
                                                     -----------  -------------
                                                          (In millions)
INCOME

  Premiums, annuity considerations and pension fund
    contributions. . . . . . . . . . . . . . . . .   $ 9,622.9     $ 8,844.0
  Net investment income--Note 4  . . . . . . . . .     3,033.4       2,956.2
  Other, net . . . . . . . . . . . . . . . . . . .       241.9         233.8
                                                     ---------     ---------
                                                      12,898.2      12,034.0
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries:
     Death benefits  . . . . . . . . . . . . . . .       675.6         582.9
     Accident and health benefits  . . . . . . . .        94.4          76.9
     Annuity benefits  . . . . . . . . . . . . . .     1,734.3       1,612.4
     Surrender benefits and annuity fund
      withdrawals. . . . . . . . . . . . . . . . .     7,410.6       6,712.4
     Matured endowments  . . . . . . . . . . . . .        18.6          20.7
                                                     ---------     ---------
                                                       9,933.5       9,005.3
  Additions to reserves to provide for future
    payments to policyholders and beneficiaries  .     1,238.9       1,106.7
  Expenses of providing service to policyholders
    and obtaining new insurance:
     Field sales compensation and expenses . . . .       248.8         290.7
     Home office and general expenses  . . . . . .       717.8         529.0
  Payroll, state premium and miscellaneous taxes .        48.9          52.0
                                                     ---------     ---------
                                                      12,187.9      10,983.7
                                                     ---------     ---------
        GAIN FROM OPERATIONS BEFORE DIVIDENDS TO
         POLICYHOLDERS, FEDERAL INCOME TAXES AND
         NET REALIZED CAPITAL GAINS  . . . . . . .       710.3       1,050.3
Dividends to policyholders . . . . . . . . . . . .       461.1         446.0
Federal income tax credit--Note 1  . . . . . . . .      (216.9)         (2.8)
                                                     ---------     ---------
                                                         244.2         443.2
                                                     ---------     ---------
        GAIN FROM OPERATIONS BEFORE NET REALIZED
         CAPITAL GAINS . . . . . . . . . . . . . .       466.1         607.1
Net realized capital gains--Note 5 . . . . . . . .        29.0           0.7
                                                     ---------     ---------
        NET INCOME . . . . . . . . . . . . . . . .       495.1         607.8
Other increases/(decreases) in policyholders'
 contingency reserves:
  Net unrealized capital losses and other
    adjustments--Note 5  . . . . . . . . . . . . .      (147.0)       (214.5)
  Prior years' federal income taxes  . . . . . . .       (21.9)        (25.5)
  Other reserves and adjustments, net--Notes 1, 7
    and 13 . . . . . . . . . . . . . . . . . . . .      (258.2)       (136.9)
                                                     ---------     ---------
        NET INCREASE IN POLICYHOLDERS' CONTINGENCY
         RESERVES. . . . . . . . . . . . . . . . .        68.0         230.9
Policyholders' contingency reserves at beginning of
 year. . . . . . . . . . . . . . . . . . . . . . .     3,388.7       3,157.8
                                                     ---------     ---------
POLICYHOLDERS' CONTINGENCY RESERVES AT END OF YEAR   $ 3,456.7     $ 3,388.7
                                                     =========     =========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS



                                                     Year ended December 31
                                                     -----------------------
                                                        1999          1998
                                                     -----------  -------------
                                                          (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums, annuity considerations and
    deposits . . . . . . . . . . . . . . . . . . .   $  9,816.6    $  8,945.5
  Net investment income  . . . . . . . . . . . . .      2,966.1       2,952.8
  Benefits to policyholders and beneficiaries  . .    (10,047.9)     (9,190.4)
  Dividends paid to policyholders  . . . . . . . .       (445.4)       (396.6)
  Insurance expenses and taxes . . . . . . . . . .     (1,015.3)       (874.4)
  Net transfers from separate accounts . . . . . .      1,436.6         131.1
  Other, net . . . . . . . . . . . . . . . . . . .       (264.2)       (181.7)
                                                     ----------    ----------
     NET CASH PROVIDED FROM OPERATIONS . . . . . .      2,446.5       1,386.3
                                                     ----------    ----------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases . . . . . . . . . . . . . . . . .    (15,946.3)    (12,403.6)
  Bond sales . . . . . . . . . . . . . . . . . . .     10,098.5       8,447.8
  Bond maturities and scheduled redemptions  . . .      2,443.9       2,537.7
  Bond prepayments . . . . . . . . . . . . . . . .        644.9       1,202.7
  Stock purchases  . . . . . . . . . . . . . . . .     (2,546.2)       (623.2)
  Proceeds from stock sales  . . . . . . . . . . .      2,174.0         378.4
  Real estate purchases  . . . . . . . . . . . . .       (188.7)       (147.6)
  Real estate sales  . . . . . . . . . . . . . . .      1,258.4         630.5
  Other invested assets purchases  . . . . . . . .       (127.9)       (185.3)
  Proceeds from the sale of other invested assets         358.4         120.5
  Mortgage loans issued  . . . . . . . . . . . . .     (2,254.2)     (1,978.5)
  Mortgage loan repayments . . . . . . . . . . . .      1,267.3       1,575.6
  Other, net . . . . . . . . . . . . . . . . . . .        183.1         (38.6)
                                                     ----------    ----------
     NET CASH USED IN INVESTING ACTIVITIES . . . .     (2,634.8)       (483.6)
                                                     ----------    ----------
CASH FLOWS USED IN FINANCING ACTIVITIES:
  Net decrease in short-term note payable  . . . .          0.0         (75.0)
  Repayment of REMIC notes payable . . . . . . . .          0.0        (203.6)
                                                     ----------    ----------
     NET CASH USED IN FINANCING ACTIVITIES . . . .          0.0        (278.6)
                                                     ----------    ----------
(DECREASE) INCREASE IN CASH AND TEMPORARY CASH
 INVESTMENTS . . . . . . . . . . . . . . . . . . .       (188.3)        624.1
Cash and temporary cash investments at beginning of
 year. . . . . . . . . . . . . . . . . . . . . . .      1,348.9         724.8
                                                     ----------    ----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR   $  1,160.6    $  1,348.9
                                                     ==========    ==========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Mutual Life Insurance Company (the Company) provides a broad range of financial services and insurance products. Pursuant to a Plan of Reorganization, effective February 1, 2000, the Company converted from a mutual life insurance company to a stock life insurance company and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. See Note 15--Subsequent Events.

The Company offers financial products in two major groups: (i) its retail business, which offers protection and asset gathering products primarily to retail consumers; and (ii) the investment and pension business, which offers guaranteed and structured financial products primarily to institutional customers. In addition, there is a corporate business unit. The Company's reportable business units are strategic business units offering different products and services. The reportable business units are managed separately, as they focus on different products, markets or distribution channels.

In the Retail-Protection business unit, the Company offers a variety of individual life insurance and individual and group long-term care insurance products, including participating whole life, term life, and retail and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

In the Retail-Asset Gathering business unit, the Company offers individual annuities, consisting of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities, and variable annuities. This business unit distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

In the Investment and Pension business unit, the Company offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The Company's products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The business unit distributes its products through a combination of dedicated regional representatives, pension consultants and investment professionals.

The Corporate business unit primarily consists of certain corporate operations and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the business units and certain non-recurring expenses not allocated to the business units. The disposed businesses primarily consist of group health operations.

The Company established a "corporate account" as part of the Corporate business unit to facilitate the capital management process. The corporate account contains capital not allocated to support the operations of the Company's business units.

Late in the fourth quarter of 1999, the Company transferred certain assets from the business units to the corporate account. These assets include investments in certain subsidiaries and the home office real estate complex (collectively referred to as "corporate purpose assets"). Historically, the Company has allocated the investment performance or other earnings of corporate purpose assets among all of the business units. However, subsequent to the conversion to a stock life insurance company, the Company will centrally manage the performance of corporate purpose assets through the corporate account.

The asset transfer directly affected certain group pension participating contractholders because those contracts have participating features under which crediting rates and dividends are affected directly by portfolio earnings. Certain participating contractholders participate in contract experience related to net investment income and realized capital gains and losses in the general account. These participating contractholders were compensated for transferred assets

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED based on the fair value of the assets transferred, which amounted to $771.7 million. These participating contractholders were credited with their portion of the difference between the fair value and carrying value of the assets transferred through the crediting rates and dividends on their contracts. The after-tax amount of the transfer was $170.8 million which was charged directly to policyholders' contingency reserve.

The Company is domiciled in the Commonwealth of Massachusetts and licensed in all fifty of the United States, the District of Columbia, Puerto Rico, Guam, the US Virgin Islands, and Canada.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period or future estimated gross profits or gross margins; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to policyholders' contingency reserves rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions are recorded directly to policyholders' contingency reserves rather than being reflected in income; and (10) surplus notes are reported as surplus rather than as liabilities. The effects of the foregoing variances from GAAP have not been determined, but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's statutory surplus is not expected to be material.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap and floor agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged. Net premiums related to equity collar positions are amortized into income on a straight-line basis over the term of the collars. The collars are carried at fair value, with changes in fair value reflected directly in policyholders' contingency reserves.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment and company-occupied real estate is carried at depreciated cost, less encumbrances. Depreciation on investment and company-occupied real estate is recorded on a straight-line basis. During 1998, the Company made a strategic decision to sell the majority of its commercial real estate portfolio. Properties with a book value of $1,057.3 million and $533.8 million were sold in 1999 and 1998, respectively, and an additional $125.3 million of real estate is expected to be sold in 2000. Net gains on the properties sold amounted to $140.8 million and $64.3 million in 1999 and 1998, respectively. Those properties to be sold subsequent to December 31, 1999 are carried at the lower of depreciated cost at the date a determination to sell was made or fair value. Accumulated depreciation amounted to $254.4 million and $370.0 million at December 31, 1999 and 1998, respectively.

  Real estate acquired in satisfaction of debt and real estate held for sale, which are classified with investment properties, are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

  Other invested assets, which are classified with other general account assets, include real estate and energy joint ventures and limited partnerships and generally are valued based on the Company's equity in the underlying net assets.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED bonds, equity securities, mortgage loans, real estate and other invested assets. The Company historically makes additional contributions to the AVR in excess of the required amounts to account for potential losses and risks in the investment portfolio when the Company believes such provisions are prudent. In connection with the Company's plans to dispose of certain real estate holdings, during 1998, an additional contribution was recorded that resulted in the AVR exceeding the prescribed maximum reserve level by $48.0 million and $111.3 million at December 31, 1999 and 1998, respectively. The Company received permission from the Massachusetts Division of Insurance to record its AVR in excess of the prescribed maximum reserve level. Changes to the AVR are charged or credited directly to policyholders' contingency reserves.

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $51.4 million, amounted to $261.7 million that is included in other policy obligations. The corresponding 1998 amounts were $34.9 million and $261.6 million, respectively.

Property and Equipment: Data processing equipment, which amounted to $29.2 million in 1999 and $31.4 million in 1998 and is included in other general account assets, is reported at depreciated cost, with depreciation recorded on a straight-line basis. Non-admitted furniture and equipment also is depreciated on a straight-line basis. The useful lives of these assets range from three to twenty years. Depreciation expense was $19.7 million in 1999 and $20.1 million in 1998.

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 14.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED The fair values for common and preferred stocks, other than subsidiary investments, which are carried at equity values, are based on quoted market prices.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amounts in the statement of financial position for policy loans approximate their fair values.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap and floor agreements, swaptions, and currency swap agreements and equity collar agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999. The fair value for commitments to purchase other invested assets approximates the amount of the initial commitment.

  Fair values for the Company's guaranteed investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net income. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to policyholders' contingency reserves.

Foreign Exchange Gains and Losses: Foreign exchange gains and losses are reflected as direct credits or charges to policyholders' contingency reserves through unrealized capital gains and losses.

Policy Reserves: Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for traditional individual life insurance policies are maintained using the 1941, 1958 and 1980 Commissioner's Standard Ordinary and American Experience Mortality Tables, with assumed interest rates ranging from 21/2% to 6%, and using principally the net level premium method for policies issued prior to 1978 and a modified preliminary term method for policies issued in 1979 and later. Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971 and 1983, the 1971 Individual Annuity Mortality Table and the a-1983 Individual Annuity Mortality Table, with interest rates generally ranging from 2% to 83/4%.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED Reserves for deposit administration funds and immediate participation guarantee funds are based on accepted actuarial methods at various interest rates. Accident and health policy reserves generally are calculated using either the two-year preliminary term or the net level premium method based on various morbidity tables.

The statement value and fair value for investment-type insurance contracts are as follows:


                                    December 31, 1999     December 31, 1998
                                   --------------------  --------------------
                                   Statement    Fair     Statement     Fair
                                     Value      Value      Value       Value
                                   ---------  ---------  ---------  -----------
                                                 (in millions)
Guaranteed investment contracts    $13,111.6  $12,617.2  $12,666.9   $12,599.7
Fixed rate deferred and immediate
 annuities . . . . . . . . . . .     4,685.7    4,656.9    4,375.0     4,412.2
Supplementary contracts without
 life contingencies  . . . . . .        55.7       55.7       42.7        44.7
                                   ---------  ---------  ---------   ---------
                                   $17,853.0  $17,329.8  $17,084.6   $17,056.6
                                   =========  =========  =========   =========

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company and its subsidiaries and affiliates are combined in filing a consolidated federal income tax return for the group. The federal income taxes of the Company are determined on a separate return basis with certain adjustments.

Income before taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, the limitation placed on the tax deductibility of mutual companies' policyholder dividends, accelerated depreciation, differences in policy and contract liabilities for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

When determining its consolidated federal income tax expense, the Company uses a number of estimated amounts that may change when the actual tax return is completed. In addition, the Company must also use an estimated differential earnings rate (DER) to compute the equity tax portion of its federal income tax expense. Because the Internal Revenue Service sets the DER after completion of the financial statements, a true-up adjustment (i.e., effect of the difference between the estimated and final DER) is necessary.

Amounts for disputed tax issues relating to prior years are charged or credited directly to policyholders' contingency reserves.

The Company made federal tax payments of $115.0 million in 1999 and $74.9 million in 1998.

Adjustments to Policy Reserves and Policyholders' and Beneficiaries' Funds: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to policyholders' contingency reserves. No such refinements were made during 1999 or 1998.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

NOTE 2--SURPLUS NOTES

On February 25, 1994, the Company issued $450 million of surplus notes that bear interest at7 3/8% and are scheduled to mature on February 15, 2024. The issuance of the surplus notes was approved by the Commonwealth of Massachusetts and any payment of interest on and principal of the notes may be made only with the prior approval of the Commissioner of Insurance of the Commonwealth of Massachusetts. Surplus notes are reported as part of policyholders' contingency reserves rather than liabilities. Interest of $33.2 million was paid on the notes during 1999 and 1998.

NOTE 3--BORROWED MONEY

At December 31, 1999, the Company had two syndicated lines of credit with a group of banks totaling $1.0 billion, $500.0 million of which expire on July 29, 2000 and $500.0 million of which expire on June 30, 2001. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance within each line of credit agreement. Under the terms of the agreements, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants, which were met at December 31, 1999. At December 31, 1999, the Company had no outstanding borrowings under either agreement.

Interest paid on borrowed money was $7.9 million and $6.6 million during 1999 and 1998, respectively.

NOTE 4--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                         1999      1998
                                                        -------  ---------
                                                         (In millions)
Investment expenses . . . . . . . . . . . . . . . . .   $277.1    $317.5
Interest expense  . . . . . . . . . . . . . . . . . .     41.4      44.3
Depreciation on real estate and other invested assets     22.9      41.6
Real estate and other investment taxes  . . . . . . .     41.8      60.1
                                                        ------    ------
                                                        $383.2    $463.5
                                                        ======    ======

NOTE 5--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains consist of the following items:


                                               1999       1998
                                              --------  ----------
                                                (In millions)
Net gains from asset sales and foreclosures   $ 260.3    $ 303.3
Capital gains tax . . . . . . . . . . . . .    (179.8)    (171.7)
Net capital gains transferred to the IMR  .     (51.5)    (130.9)
                                              -------    -------
  Net Realized Capital Gains  . . . . . . .   $  29.0    $   0.7
                                              =======    =======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 5--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS--CONTINUED Net unrealized capital losses and other adjustments consist of the following items:


                                                             1999       1998
                                                            --------  ----------
                                                              (In millions)
Net losses from changes in security values and book value
 adjustments. . . . . . . . . . . . . . . . . . . . . . .   $(193.7)   $ (90.6)
Decrease (increase) in asset valuation reserve  . . . . .      46.7     (123.9)
                                                            -------    -------
Net Unrealized Capital Losses and Other Adjustments . . .   $(147.0)    (214.5)
                                                            =======    =======

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:


                                             Gross       Gross
                                Statement  Unrealized  Unrealized

      December 31, 1999           Value      Gains       Losses     Fair Value
      -----------------         ---------  ----------  ----------  ------------
                                                (In millions)
U.S. Treasury securities and
 obligations of U.S.
 government corporations and
 agencies . . . . . . . . . .   $   162.3   $    0.4    $    2.5    $   160.2
Obligations of states and
 political subdivisions . . .       111.3        6.6         4.4        113.5
Debt securities issued by
 foreign governments  . . . .       510.0       56.4         7.0        559.4
Corporate securities  . . . .    20,460.3      587.1       970.8     20,076.6
Mortgage-backed securities  .     4,944.2       22.1       167.7      4,798.6
                                ---------   --------    --------    ---------
  Total bonds . . . . . . . .   $26,188.1   $  672.6    $1,152.4    $25,708.3
                                =========   ========    ========    =========

      December 31, 1998
      ----------------
U.S. Treasury securities and
 obligations of U.S.
 government corporations and
 agencies . . . . . . . . . .   $   123.3   $    5.9    $    0.0    $   129.2
Obligations of states and
 political subdivisions . . .        86.4        9.9         0.0         96.3
Debt securities issued by
 foreign governments  . . . .       264.5       29.4         8.2        285.7
Corporate securities  . . . .    18,155.4    1,567.7       294.4     19,428.7
Mortgage-backed securities  .     4,723.4      181.2         5.2      4,899.4
                                ---------   --------    --------    ---------
  Total bonds . . . . . . . .   $23,353.0   $1,794.1    $  307.8    $24,839.3
                                =========   ========    ========    =========

The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.



                                         Statement     Fair
                                           Value       Value

                                         ---------  -----------
                                            (In millions)
Due in one year or less  . . . . . . .   $ 1,515.9   $ 1,513.2
Due after one year through five years      5,876.1     5,871.2
Due after five years through ten years     6,801.3     6,684.9
Due after ten years  . . . . . . . . .     7,050.6     6,840.4
                                         ---------   ---------
                                          21,243.9    20,909.7
Mortgage-backed securities . . . . . .     4,944.2     4,798.6
                                         ---------   ---------
                                         $26,188.1   $25,708.3
                                         =========   =========

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED
Gross gains of $99.1 million in 1999 and $126.4 million in 1998 and gross losses of $94.4 million in 1999 and $62.3 million in 1998 were realized from the sale of bonds.

At December 31, 1999, bonds with an admitted asset value of $26.6 million were on deposit with state insurance departments to satisfy regulatory requirements.

The cost of common stocks was $345.3 million and $258.4 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $177.7 million, and gross unrealized depreciation totaled $64.6 million. The fair value of preferred stock totaled $926.7 million at December 31, 1999 and $832.4 million at December 31, 1998.

The Company participates in a security-lending program for the purpose of enhancing income on securities held. At December 31, 1999 and 1998, $277.7 million and $421.5 million, respectively, of the Company's bonds and stocks were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

Mortgage loans with outstanding principal balances of $19.3 million, bonds with amortized cost of $54.4 million and real estate with depreciated cost of $9.9 million were non-income as of December 31, 1999.

Restructured commercial mortgage loans aggregated $120.3 million and $230.5 million as of December 31, 1999 and 1998, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:


                                             Year ended December 31
                                            -----------------------
                                               1999          1998
                                            -----------  -------------
                                                 (In millions)
Expected  . . . . . . . . . . . . . . . .      $10.8         $22.5
Actual  . . . . . . . . . . . . . . . . .        6.9          11.6

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED


                          Statement          Geographic            Statement
    Property Type           Value           Concentration            Value
    -------------       -------------       -------------       ---------------
                        (In millions)                            (In millions)
Apartments  . . . . .     $1,809.1     East North Central . .      $1,039.8
Hotels  . . . . . . .        404.0     East South Central . .         289.7
Industrial  . . . . .        816.8     Middle Atlantic  . . .       1,657.5
Office buildings  . .      2,309.1     Mountain . . . . . . .         326.7
Retail  . . . . . . .      1,619.4     New England  . . . . .         836.1
1-4 Family  . . . . .          3.4     Pacific  . . . . . . .       2,025.0
Agricultural  . . . .      1,803.6     South Atlantic . . . .       1,823.5
Other . . . . . . . .        400.5     West North Central . .         362.7
                                       West South Central . .         701.9
                                       Other  . . . . . . . .         103.0
                          --------                                 --------
                          $9,165.9                                 $9,165.9
                          ========                                 ========

At December 31, 1999, the fair values of the commercial and agricultural mortgage loan portfolios were $7.2 billion and $1.8 billion, respectively. The corresponding amounts as of December 31, 1998 were approximately $7.3 billion and $1.3 billion, respectively.

The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 9.0% and 6.50% for other properties, and 10.0% and 7.125% for purchase money mortgages. Generally, the percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

Premiums, benefits and reserves associated with reinsurance assumed in 1999 were $673.5 million, $42.8 million, and $153.1 million, respectively. The corresponding amounts in 1998 were $784.0 million, $310.0 million, and $7.7 million, respectively.

The Company cedes business to reinsurers to share risks under life, health and annuity contracts for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $1,018.3 million, $488.5 million and $823.7 million, respectively. The corresponding amounts in 1998 were $873.9 million, $772.5 million and $712.2 million, respectively.

Premiums, benefits, and reserves ceded related to the group accident and health and related group life business sold in 1997, included in the amounts above, were $463.9 million, $449.0 million, and $231.7 million, respectively, at December 31, 1999. The corresponding amounts in 1998 were $458.2 million, $481.2 million, and $238.6 million, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE--CONTINUED
Amounts recoverable on paid claims and funds withheld from reinsurers were as follows:


                                              December 31
                                            --------------
                                             1999      1998
                                            -------  --------
                                             (In millions)
Reinsurance recoverables  . . . . . . . .   $ 27.5    $18.6
Funds withheld from reinsurers  . . . . .    227.3     49.5

The Company has a coinsurance agreement with another insurer to cede 100% of its individual disability business. Reserves ceded under this agreement, included in the amount shown above, were $245.7 million at December 31, 1999 and $251.1 million at December 31, 1998.

John Hancock Variable Life Insurance Company (Variable Life, a wholly-owned affiliate) has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, the Company transferred $44.5 million and $4.9 million of cash to Variable Life in 1999 and 1998, respectively, for tax, commission, and expense allowances to Variable Life, which decreased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

Variable Life also has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1995 inforce block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company made a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, taxes, reserve increase, commission expense allowances and premiums. This agreement decreased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

Effective January 1, 1997, Variable Life entered into a stop-loss agreement with the Company to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, the Company received $0.8 million and $1.0 million in 1999 and 1998, respectively, for mortality claims from Variable Life. This agreement increased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

John Hancock Reassurance Company of Bermuda (JHReCo, a wholly-owned affiliate) has a modified coinsurance agreement with the Company to reinsure 50% of the Company's 1997 through 1999 issues of retail long-term care insurance policies. In connection with this agreement, the Company transferred $22.6 million and $1.9 million of cash to JHReCo in 1999 and 1998, respectively, for tax, commission, and expense allowances to JHReCo. This agreement increased the Company's net gain from operations by $17.4 million and $11.7 million in 1999 and 1998, respectively.

JHReCo has a modified coinsurance agreement with the Company to reinsure 30% of the Company's issues prior to January 1, 1997 and 50% of the Company's 1997 through 1999 issues of group long-term care insurance policies. In connection with this agreement, the Company transferred $49.9 million and $38.0 million of cash to JHReCo in 1999 and 1998, respectively, for tax, commission, and expense allowances to JHReCo. This agreement increased the Company's net gain from operations by $3.6 million and $3.9 million in 1999 and 1998, respectively.

JHReCo also has a modified coinsurance agreement with the Company to reinsure 50% of one of the Company's single premium annuity contracts sold in 1999. Premiums, benefits, and reserves ceded to JHReCo in 1999 were

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE--CONTINUED
$169.4 million, $15.6 million and $166.1 million, respectively. This agreement increased the Company's net gain from operations by $1.7 million in 1999.

On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks Inc. The business sold includes the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. Assets equal to liabilities of approximately $562.4 million at February 28, 1997 were transferred to UNICARE in connection with the sale. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement.

The Company has secured a $397.0 million letter of credit facility with a group of banks. The banks have agreed to issue a letter of credit to the Company pursuant to which the Company may draw up to $397.0 million for any claims not satisfied by UNICARE under the coinsurance agreement after the Company has incurred the first $113.0 million of losses from such claims. The amount available pursuant to the letter of credit agreement and any letter of credit issued thereunder will be automatically reduced on a scheduled basis consistent with the anticipated runoff of liabilities related to the business reinsured under the coinsurance agreement. The letter of credit and any letter of credit issued thereunder are scheduled to expire on March 1, 2002. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

Through the Company's group health insurance operations, the Company entered into a number of reinsurance arrangements in respect of personal accident insurance and the occupational accident component of workers compensation insurance, a portion of which was originated through a pool managed by Unicover Managers, Inc. Under these arrangements, the Company both assumed risks as a reinsurer, and also passed 95% of these risks on to other companies. This business had originally been reinsured by a number of different companies, and has become the subject of widespread disputes. The disputes concern the placement of the business with reinsurers and recovery of the reinsurance. The Company is engaged in disputes, including a number of legal proceedings, in respect of this business. The risk to the Company is that other companies that reinsured the business from the Company may seek to avoid their reinsurance obligations. However, the Company believes that it has a reasonable legal position in this matter. During the fourth quarter of 1999 and early 2000, the Company received additional information about its exposure to losses under the various reinsurance programs. As a result of this additional information and in connection with global settlement discussions initiated in late 1999 with other parties involved in the reinsurance programs, during the fourth quarter the Company recognized a charge to policyholders' contingency reserves for uncollectible reinsurance of $186.1 million, aftertax, as its best estimate of its remaining loss exposure. The Company believes that any exposure to loss from this issue, in addition to amounts already provided for as of December 31, 1999, would not be material.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Neither the Company, nor any of its related parties, controls, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE--CONTINUED
company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--BENEFITS PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS

The Company provides pension benefits to substantially all employees and general agency personnel. These benefits are provided through both qualified defined benefit and defined contribution pension plans. In addition, through nonqualified plans, the Company provided supplemental pension benefits to employees with salaries and/ or pension benefits in excess of the qualified plan limits imposed by federal tax law. Pension benefits under the defined benefit plans are based on years of service and average compensation generally during the five years prior to retirement. Benefits related to the Company's defined benefit pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $97.6 million in 1999 and $92.6 million in 1998. Plan assets consist principally of listed equity securities, corporate obligations and U.S. government securities.

The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. Because the qualified defined benefit plans are overfunded, no amounts were contributed to these plans in 1999 or 1998. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. The projected benefit obligation and accumulated benefit obligation for the non-qualified defined benefit pension plans, which are underfunded, for which accumulated benefit obligations are in excess of plan assets were $257.4 million and $239.3 million, respectively, at December 31, 1999 and $221.3 million and $194.8 million, respectively, at December 31, 1998. Non-qualified plan assets, at fair value, were $1.0 million and $1.2 million at December 31, 1999 and 1998, respectively.

Defined contribution plans include The Investment Incentive Plan (TIP) and the Savings and Investment Plan (SIP). Employees are eligible to participate in TIP after one year of service and may contribute up to the lesser of 15% of their salary or $10,000 annually to the plan. The Company matches the first 2% of pre-tax contributions and makes an additional annual profit sharing contribution for employees who have completed at least two years of service. Through SIP, marketing representatives, sales managers and agency managers are eligible to contribute up to the lesser of 13% of their salary or $10,000. The Company matches the first 3% of pre-tax contributions for marketing representatives and the first 2% of pre-tax contributions for sales managers and agency managers. The Company makes an annual profit sharing contribution of up to 1% for sales managers and agency managers who have completed at least two years of service. The expense for defined contribution plans was $8.5 million and $8.1 million in 1999 and 1998, respectively.

Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 8--BENEFITS PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS--CONTINUED In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach retirement age while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

In 1993, the Company changed its method of accounting for the costs of its retiree benefit plans to the accrual method and elected to amortize its transition liability for retirees and fully eligible or vested employees over twenty years.

The Company's policy is to fund postretirement benefits in amounts at or below the annual tax qualified limits. As of December 31, 1999 and 1998, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees. Plan assets related to union employees were comprised of approximately 70% equity securities and 30% fixed income investments.

The changes in benefit obligation and plan assets are summarized as follows:


                                           Year ended December 31
                                 -------------------------------------------
                                    Pension Benefits        Other Benefits

                                 -----------------------   -----------------
                                    1999         1998       1999       1998
                                 -----------  -----------  --------  ----------
                                                (In millions)
Change in benefit obligation:
Benefit obligation at beginning
 of year . . . . . . . . . . .    $1,808.4     $1,704.0    $ 366.9    $ 381.0
Service cost . . . . . . . . .        33.8         32.8        6.6        6.8
Interest cost  . . . . . . . .       119.0        115.5       23.9       24.4
Actuarial loss/(gain)  . . . .        30.7         55.5       (0.3)     (16.8)
Amendments . . . . . . . . . .        19.9          0.0        0.0        0.0
Benefits paid  . . . . . . . .      (106.5)       (99.4)     (29.0)     (28.5)
                                  --------     --------    -------    -------
Benefit obligation at end of
 year. . . . . . . . . . . . .     1,905.3      1,808.4      368.1      366.9
                                  --------     --------    -------    -------
Change in plan assets:
Fair value of plan assets at
 beginning of year . . . . . .     2,202.2      1,995.5      215.2      172.7
Actual return on plan assets .       277.7        296.1       17.7       39.9
Employer contribution  . . . .        10.9         10.0        0.0        2.6
Benefits paid  . . . . . . . .      (106.5)       (99.4)       0.0        0.0
                                  --------     --------    -------    -------
Fair value of plan assets at
 end of year . . . . . . . . .     2,384.3      2,202.2      232.9      215.2
                                  --------     --------    -------    -------
Funded status  . . . . . . . .       479.0        393.8     (135.2)    (151.7)
Unrecognized actuarial loss  .      (349.7)      (292.0)    (155.7)    (163.0)
Unrecognized prior service cost       39.1         23.1       16.0       17.8
Unrecognized net transition

 (asset) obligation  . . . . .       (11.8)       (23.9)     273.3      294.3
                                  --------     --------    -------    -------
Net amount recognized  . . . .    $  156.6     $  101.0    $  (1.6)   $  (2.6)
                                  --------     --------    -------    -------

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 8--BENEFITS PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS--CONTINUED The assumptions used in accounting for the benefit plans were as follows:


                                             Year ended December 31
                                   ----------------------------------------
                                       Pension Benefits       Other Benefits

                                   -----------------------   ---------------
                                      1999         1998       1999      1998
                                   -----------  -----------  -------  ---------
Discount rate  . . . . . . . . .      7.00%        6.75%      7.00%     6.75%
Expected return on plan assets .      8.50%        8.50%      8.50%     8.50%
Rate of compensation increase  .      4.77%        4.56%      4.77%     4.00%

For measurement purposes, a 5.50 percent annual rate of increase in the per capita cost of covered health care benefits was assumed for 2000. The rate was assumed to decrease gradually to 5.25 percent in 2001 and remain at that level thereafter.

Net periodic benefit (credit) cost includes the following components:


                                            Year ended December 31
                                   -----------------------------------------
                                      Pension Benefits       Other Benefits

                                   -----------------------   ---------------
                                      1999         1998       1999      1998
                                   -----------  -----------  -------  ---------
                                                 (In millions)
Service cost . . . . . . . . . .    $  33.8      $  32.8     $  6.6    $  6.8
Interest cost  . . . . . . . . .      119.0        115.5       23.9      24.4
Expected return on plan assets .     (182.9)      (165.6)     (18.2)    (39.9)
Amortization of transition

 (assets) obligation . . . . . .      (12.1)       (11.6)      21.0      20.9
Amortization of prior service
 cost. . . . . . . . . . . . . .        3.9          6.5        1.8       1.9
Recognized actuarial (gain) loss       (6.3)        (2.6)      (7.1)     19.0
                                    -------      -------     ------    ------
  Net periodic benefit (credit)
    cost . . . . . . . . . . . .    $ (44.6)     $ (25.0)    $ 28.0    $ 33.1
                                    =======      =======     ======    ======

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:


                                       1-Percentage Point   1-Percentage Point
                                            Increase             Decrease
                                       ------------------  --------------------
                                                   (In millions)
Effect on total of service and
 interest costs  . . . . . . . . . .         $ 2.9               $ (2.6)
Effect on postretirement benefit
 obligations . . . . . . . . . . . .          29.0                (26.1)

NOTE 9--AFFILIATES

The Company has subsidiaries and affiliates in a variety of industries including domestic and foreign life insurance and domestic property casualty insurance, real estate, mutual funds, investment brokerage and various other financial service entities.

Total assets of unconsolidated majority-owned affiliates amounted to $16.0 billion at December 31, 1999 and $13.8 billion at December 31, 1998; total liabilities amounted to $14.5 billion at December 31, 1999 and $12.5 billion at December 31, 1998; and total net income was $99.5 million in 1999 and $148.5 million in 1998.

The Company customarily engages in transactions with its unconsolidated affiliates, including the cession and assumption of certain insurance business under the terms of established reinsurance agreements (See Note 7).

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 9--AFFILIATES--CONTINUED
Various services are performed by the Company for certain affiliates for which the Company is reimbursed on the basis of cost. Certain affiliates have entered into various financial arrangements relating to borrowings and capital maintenance under which agreements the Company would be obligated in the event of nonperformance by an affiliate (see Note 13).

The Company received dividends of $129.0 million and $62.2 million in 1999 and 1998, respectively, from unconsolidated affiliates.

NOTE 10--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The notional amounts, carrying values and estimated fair values of the Company's derivative instruments are as follows at December 31:


                                                          Assets (Liabilities)
                         Number of Contracts/
  ----------------------------------------
                           Notional Amounts             1999
                 1998

                        ---------------------   ---------------------
 -----------------
                                                 Carrying     Fair     Carrying
   Fair

                           1999        1998       Value      Value      Value
     Value

                        ----------  ----------  ----------  ---------  --------
 ----------
                                                  (In millions)

Futures contracts to

 sell securities  . .      18,805      11,286     $31.5      $ 31.5     $(3.1)
   $  (3.1)

Futures contracts to

 acquire securities .       4,006       1,464      (0.9)       (0.9)     (0.3)
      (0.3)

Interest rate swap

 agreements . . . . .    $9,194.0    $7,684.0        --       (27.2)       --
     (159.1)

Interest rate cap

 agreements . . . . .       115.0       115.0       0.2         0.2       0.4
        0.4

Interest rate floor

 agreements . . . . .       125.0       125.0       0.1         0.1       0.7
        0.7

Interest rate swaption

 agreements . . . . .        30.0         0.0      (3.6)       (3.6)       --
        0.0

Currency rate swap

 agreements . . . . .     5,797.0     2,881.5        --       (44.8)       --
       16.2

Equity collar

 agreements . . . . .          --          --      53.0        53.0      28.6
       28.6

Financial futures contracts are used principally to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contracts or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. The futures contracts expire in 2000.

The Company uses futures contracts, interest rate swap, cap and floor agreements, swaptions, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

The Company invests in common stock that is subject to fluctuations from market value changes in stock prices. The Company sometimes seeks to reduce its market exposure to such holdings by entering into equity collar agreements. A collar consists of a call that limits the Company's potential for gain from appreciation in the stock price as well as a put that limits the Company's loss potential from a decline in the stock price.

The interest rate swap agreements expire in 2000 to 2029. The interest rate cap agreements expire in 2000 to 2008. Interest rate floor agreements expire in 2003. Interest rate swaption agreements expire in 2025. The currency rate swap agreements expire in 2000 to 2021. The equity collar agreements expire in 2003.

The Company's exposure to credit risk is the risk of loss from counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 10--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK--CONTINUED derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

NOTE 11--LEASES

The Company leases office space and furniture and equipment under various operating leases including furniture and equipment leased under a series of sales-leaseback agreements with a nonaffiliated organization. Rental expense for all operating leases totaled $24.3 million in 1999 and $26.2 million in 1998. Future minimum rental commitments under noncancellable operating leases for office space and furniture and equipment are as follows:


                                                 December 31, 1999
                                                -------------------
                                                   (In millions)
2000  . . . . . . . . . . . . . . . . . . . .          $19.1
2001  . . . . . . . . . . . . . . . . . . . .           15.9
2002  . . . . . . . . . . . . . . . . . . . .           12.8
2003  . . . . . . . . . . . . . . . . . . . .            8.9
2004  . . . . . . . . . . . . . . . . . . . .            5.3
Thereafter  . . . . . . . . . . . . . . . . .            7.0
                                                       -----
Total minimum payments  . . . . . . . . . . .          $69.0
                                                       =====

NOTE 12--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:


                                                  December 31, 1999   Percent

                                                  -----------------  ----------
                                                    (In millions)
Subject to discretionary withdrawal (with
 adjustment):
  With market value adjustment  . . . . . . . .      $ 1,126.3           2.8%
  At book value less surrender charge . . . . .        2,845.0           7.1
                                                     ---------         -----
  Total with adjustment . . . . . . . . . . . .        3,971.3           9.9
  Subject to discretionary withdrawal (without
    adjustment) at book
    value . . . . . . . . . . . . . . . . . . .        1,535.8           3.8
  Subject to discretionary withdrawal--separate
    accounts. . . . . . . . . . . . . . . . . .       14,287.3          35.4
Not subject to discretionary withdrawal:
  General account . . . . . . . . . . . . . . .       19,320.6          48.0
  Separate accounts . . . . . . . . . . . . . .        1,175.7           2.9
                                                     ---------         -----
Total annuity reserves, deposit fund liabilities
 and separate accounts--before reinsurance  . .       40,290.7         100.0%
                                                                       =====
Less reinsurance ceded  . . . . . . . . . . . .           (0.1)
                                                     ---------
Net annuity reserves, deposit fund liabilities
 and separate accounts  . . . . . . . . . . . .      $40,290.6
                                                     =========


JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 12--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS--CONTINUED Any liquidation costs associated with the $14.3 billion of separate accounts subject to discretionary withdrawal are sustained by the separate account contractholders and not by the general account.

NOTE 13--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds, preferred and common stocks, and other invested assets and issue real estate mortgages totaling $706.7 million, $6.0 million, $281.1 million and $194.6 million, respectively, at December 31, 1999. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the credit worthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair value of the commitments described above is $1.2 billion at December 31, 1999. The majority of these commitments expire in 2000.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal National Mortgage Association (FNMA). Under the agreement, the Company sold $532.8 million of commercial mortgage loans and acquired an equivalent amount of FNMA securities. The Company completed similar transactions with FNMA in 1991 for $1.042 billion and in 1993 for $71.9 million. FNMA is guarantying the full face value of the bonds of the three transactions to the bondholders. However, the Company has agreed to absorb the first 12.25% of the principal and interest losses (less buy-backs) for the pools of loans involved in the three transactions, based on the total outstanding principal balance of $1.036 billion as of July 1, 1996, but is not required to commit collateral to support this loss contingency. At December 31, 1999, the aggregate outstanding principal balance of all the remaining pools of loans from 1991, 1993, and 1996 was $493.4 million.

Historically, the Company has experienced losses of less than one percent on its multi-family mortgage portfolio. Mortgage loan buy-backs required by the FNMA in 1999 and 1998 amounted to $3.4 million and $4.6 million, respectively.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal Home Loan Mortgage Corporation (FHLMC). Under the agreement, the Company sold $535.3 million of multi-family loans and acquired an equivalent amount of FHLMC securities. FHLMC is guarantying the full face value of the bonds to the bondholders. However, the Company has agreed to absorb the first 10.5% of original principal and interest losses (less buy-backs) for the pool of loans involved but is not required to commit collateral to support this loss contingency. Historically, the Company has experienced total losses of less than one percent on its multi-family loan portfolio. At December 31, 1999, the aggregate outstanding principal balance of the pools of loans was $365.2 million. There were no mortgage loans buy-backs in 1999 and 1998.

The Company has a support agreement with Variable Life under which the Company agrees to continue directly or indirectly to own all of Variable Life's common stock and maintain Variable Life's net worth at not less than $1 million.

The Company has a support agreement with John Hancock Capital Corporation
(JHCC), a non-consolidated wholly-owned subsidiary, under which the Company agrees to continue directly or indirectly to own all of JHCC's common stock and maintain JHCC's net worth at not less than $1 million. JHCC's outstanding borrowings as of December 31, 1999 were $380.6 million for short-term borrowings and $163.0 million for notes payable.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies' amounts to be used to pay benefits to policyholders and claimants of insolvent insurance

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 13--COMMITMENTS AND CONTINGENCIES--CONTINUED companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The reserve held in connection with the settlement to provide relief to class members and for legal and administrative costs associated with the settlement amounted to $322.8 million and $283.8 million at December 31, 1999 and 1998, respectively. Costs incurred related to the settlement were $91.1 million and $150.0 million in 1999 and 1998, respectively, which were charged directly to policyholders' contingency reserves. The estimated reserve is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

During 1999, the Company transferred $194.9 million of reserves related to the settlement to Variable Life representing Variable Life's share of the settlement. The Company also contributed $194.9 million of capital to Variable Life during 1999. If Variable Life's share of the settlement increases, the Company will contribute additional capital to Variable Life so that Variable Life's total stockholder's equity would not be impacted.

During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. Accordingly, the Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's previous estimates, primarily due to additional outreach activities by regulatory authorities during 1998 encouraging class members to consider alternative dispute resolution relief. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief and revised its reserve estimate accordingly.

Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. The Company will continue to update its estimate of the final cost of the settlement as the claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 14--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                                 December 31
                                --------------------------------------------
                                        1999                   1998
                                --------------------   ---------------------
                                Carrying     Fair      Carrying       Fair
                                 Amount      Value      Amount        Value
                                ---------  ----------  ----------  ------------
                                                (In millions)
Assets

  Bonds--Note 6 . . . . . . .   $26,188.1  $25,708.3   $23,353.0    $24,839.3
  Preferred stocks--Note 6  .       926.6      926.7       844.7        832.4
  Common stocks--Note 6 . . .       458.4      458.4       269.3        269.3
  Mortgage loans on real
    estate--Note 6  . . . . .     9,165.9    9,009.5     8,223.7      8,619.7
  Policy loans--Note 1  . . .     1,577.8    1,577.8     1,573.8      1,573.8
  Cash and cash
    equivalents--Note 1 . . .     1,160.6    1,160.6     1,348.9      1,348.9
Liabilities
  Guaranteed investment

    contracts--Note 1 . . . .    13,111.6   12,617.2    12,666.9     12,599.7
  Fixed rate deferred and
    immediate annuities--Note

    1 . . . . . . . . . . . .     4,685.7    4,656.9     4,375.0      4,412.2
  Supplementary contracts
    without life
    contingencies--
    Note 1  . . . . . . . . .        55.7       55.7        42.7         44.7
Derivatives assets
 (liabilities) relating
 to:--Note 10
  Futures contracts . . . . .        30.6       30.6        (3.4)        (3.4)
  Interest rate swaps . . . .          --      (27.2)         --       (159.1)
  Currency rate swaps . . . .          --      (44.8)         --         16.2
  Interest rate caps  . . . .         0.2        0.2         0.4          0.4
  Interest rate floors  . . .         0.1        0.1         0.7          0.7
  Equity collar agreements  .        53.0       53.0        28.6         28.6
Commitments--Note 13  . . . .          --    1,195.0          --      1,114.2

The carrying amounts in the table are included in the statutory-basis statements of financial position. The methods and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

NOTE 15--SUBSEQUENT EVENTS

 Reorganization and Initial Public Offering

Pursuant to a Plan of Reorganization approved by the policyholders and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, the Company converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. All policyholder membership interests in the Company were extinguished on that date and eligible policyholders of the Company received, in the aggregate, approximately 212.8 million shares of common stock, $1,438.7 million of cash and $43.7 million policy credits as compensation. In connection with the reorganization, the Company changed its name to John Hancock Life Insurance Company.

In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share. Net proceeds from the offering were $1,657.7 million, of which $105.7 million was retained by John Hancock Financial Services, Inc. and $1,552.0 million was contributed to the Company.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 15--SUBSEQUENT EVENTS--CONTINUED
 Establishment of the Closed Block

Under the Plan of Reorganization, effective February 1, 2000, the Company created a closed block for the benefit of policies included therein. The policies included in the closed block are individual and joint traditional whole life insurance policies of the Company that are paying or are expected to pay dividends, and individual term life insurance policies that were in force on February 1, 2000. The purpose of the closed block is to protect the policy dividend expectations of these policies after the demutualization. Unless the Commonwealth of Massachusetts Commissioner of Insurance and, in certain circumstances, the New York Superintendent of Insurance consents to an earlier termination, the closed block will continue in effect until the date none of such policies is in force.

 Acquisition of Long-Term Care Business

On January 3, 2000, the Company signed an agreement to purchase the individual long-term care insurance business of Fortis, Inc. ("Fortis"). The business to be acquired had earned premiums of approximately $124.4 million in 1999 and included approximately 97,000 policies in force as of December 31, 1999. During 1999 the Company's individual long-term care earned premium was $177.3 million and approximately 164,000 individual long-term care policies were in force.

NOTE 16--IMPACT OF YEAR 2000 (UNAUDITED)

By late 1999, the Company completed its Year 2000 readiness plan to address issues that could result from computer programs being written using two digits to define the applicable year rather than four to define the applicable year and century. As a result the Company prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to its mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, the Company implemented and monitored its millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

Since January 3, 2000, the Company's information systems, including its mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on its operations, have functioned properly. In addition, the Company has not experienced any significant Year 2000 issues related to interactions with its material business partners. The Company has experienced no disruption in its ability to process claims, update customer accounts, process financial transactions, report accurate data to management and no business interruptions due to Year 2000 issues. While the Company continues to monitor its systems, and those of its material business partners closely to ensure that no unexpected Year 2000 issues develop, the Company has no reason to expect any such issues.

The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, the Company has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, the Company incurred and expensed approximately $47.0 million in external costs for the project. The estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project, internal and external, is approximately $70 to $72.5 million. The Company's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

                         UNAUDITED FINANCIAL STATEMENTS

                                       FOR

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                              SECOND QUARTER 2000

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                  JUNE 30, 2000


                                                   INTERNATIONAL
                          LARGE CAP     ACTIVE        EQUITY        SMALL CAP
                           GROWTH        BOND          INDEX         GROWTH
                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                         ----------   ----------   -------------   ----------
ASSETS

Cash . . . . . . . . .   $        --  $        --   $       --     $        --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at

 value . . . . . . . .    48,724,465   73,025,493    7,123,296       7,666,668
Investments in shares
 of portfolios of M
 Fund Inc., at value .            --           --           --              --
Policy loans and
 accrued interest
 receivable. . . . . .     3,043,428   10,375,346      411,737              --
Receivable from:
 John Hancock Variable

  Series Trust I . . .         2,872      432,039       13,115              --
 M Fund Inc. . . . . .            --           --           --              --
                         -----------  -----------   ----------     -----------
Total assets . . . . .    51,770,765   83,832,878    7,548,148       7,666,668

LIABILITIES
Payable to:

  John Hancock Mutual
  Life Insurance

  Company. . . . . . .           742        1,092          110             124
Asset charges payable             62          213            8              --
                         -----------  -----------   ----------     -----------
Total liabilities. . .           804        1,305          118             124
                         -----------  -----------   ----------     -----------
Net assets . . . . . .   $51,769,961  $83,831,573   $7,548,030     $ 7,666,544
                         ===========  ===========   ==========     ===========


                              GLOBAL      MID CAP    LARGE CAP       MONEY
                             BALANCED     GROWTH       VALUE        MARKET
                            SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                            ----------  ----------   ----------   ----------
ASSETS

Cash. . . . . . . . . . .    $     --   $        --  $       --   $    (1,285)
Investments in shares of
 portfolios of John
 Hancock Variable Series

 Trust I, at value. . . .     177,025    17,365,257   9,694,756    21,053,018
Investments in shares of
 portfolios of M Fund
 Inc., at value. . . . .           --            --          --            --
Policy loans and accrued
 interest receivable. . .          --            --          --     2,186,507
Receivable from:
 John Hancock Variable

  Series Trust I                  389            --      12,607        11,026
 M Fund Inc..                      --            --          --            --
                             --------   -----------  ----------   -----------
Total assets. . . . . . .     177,414    17,365,257   9,707,363    23,249,266
LIABILITIES
Payable to:

 John Hancock Mutual Life

  Insurance Company. . .            3           280         161           977

Asset charges payable. .           --            --          --           134
                             --------   -----------  ----------   -----------
Total liabilities. . . .            3           280         161         1,111
                             --------   -----------  ----------   -----------
Net assets. . . . . . . .    $177,411   $17,364,977  $9,707,202   $23,248,155
                             ========   ===========  ==========   ===========

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                                  JUNE 30, 2000


                          MID CAP     SMALL/MID CAP  REAL ESTATE     GROWTH &
                           VALUE         GROWTH        EQUITY         INCOME
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                         ----------   -------------  -----------    ----------
ASSETS

Cash. . . . . . . . .   $         --   $       --    $        3    $         --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at

 value. . . . . . . .      6,233,979    5,570,881     4,294,336     303,554,525
Investments in shares
 of portfolios of M
 Fund Inc., at value
Policy loans and

 accrued interest
 receivable . . . . .             --           --       271,964      33,042,947
Receivable from:
 John Hancock Variable

  Series Trust I. . .          4,448           --            --         205,141
 M Fund Inc.. . . . .             --           --            --              --
                        ------------   ----------    ----------    ------------
Total assets. . . . .      6,238,427    5,570,881     4,566,303     336,802,613
LIABILITIES
Payable to:

 John Hancock Mutual
  Life Insurance

  Company . . . . . .            103           91            70           4,515
Asset charges payable             --           --             6             677
                        ------------   ----------    ----------    ------------
Total liabilities . .            103           91            76           5,192
                        ------------   ----------    ----------    ------------
Net assets. . . . . .   $  6,238,324   $5,570,790    $4,566,227    $336,797,421
                        ============   ==========    ==========    ============


                                        SHORT-TERM  SMALL CAP    INTERNATIONAL
                           MANAGED         BOND       VALUE      OPPORTUNITIES
                          SUBACCOUNT    SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                          ----------    ----------  ----------  ---------------
ASSETS

Cash. . . . . . . . .    $       (685)   $     --   $       --    $       --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at

 value. . . . . . . .     105,001,203     264,753    4,036,903     8,034,392
Investments in shares
 of portfolios of M
 Fund Inc., at value
Policy loans and

 accrued interest
 receivable. . . . . .     13,318,794          --           --            --
Receivable from:
 John Hancock Variable

  Series Trust I. . .         249,236       1,368        5,121         6,446
 M Fund Inc.. . . . .              --          --           --            --
                         ------------    --------   ----------    ----------
Total assets. . . . .     118,568,548     266,121    4,042,024     8,040,838
LIABILITIES
Payable to:

 John Hancock Mutual
  Life Insurance


  Company. . . . . . .          1,571           4           68           131
Asset charges payable .           273          --           --            --
                         ------------    --------   ----------    ----------
Total liabilities. . .          1,844           4           68           131
                         ------------    --------   ----------    ----------
Net assets. . . . . .    $118,566,704    $266,117   $4,041,956    $8,040,707
                         ============    ========   ==========    ==========

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                                  JUNE 30, 2000


                                                      TURNER        BRANDES
                             EQUITY       GLOBAL       CORE      INTERNATIONAL
                              INDEX        BOND       GROWTH        EQUITY
                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                           ----------   ----------  ----------   -------------
ASSETS

Cash . . . . . . . . . .   $        --  $       --   $     --      $     --
Investments in shares of
 portfolios of John
 Hancock Variable Series

 Trust I, at value . . .    18,094,530     962,569    410,353       954,757
Investments in shares of
 portfolios of M Fund
 Inc., at value. . . . .
Policy loans and accrued
 interest receivable . .            --          --         --            --
Receivable from:                                           --            --
 John Hancock Variable

  Series Trust I . . . .        11,425       4,156         --            --
 M Fund Inc. . . . . . .            --          --         --            --
                           -----------  ----------   --------      --------
Total assets . . . . . .    18,105,955     966,725    410,353       954,757

LIABILITIES
Payable to:

  John Hancock Mutual

  Life Insurance Company           294          16          7            15
Asset charges payable  .            --          --         --            --
                           -----------  ----------   --------      --------
Total liabilities. . . .           294          16          7            15
                           -----------  ----------   --------      --------
Net assets . . . . . . .   $18,105,661  $  966,709   $410,346      $954,742
                           ===========  ==========   ========      ========


                           FRONTIER      EMERGING   INTERNATIONAL
                            CAPITAL      MARKETS    OPPORTUNITIES      BOND
                         APPRECIATION     EQUITY         II           INDEX
                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                         ------------   ----------  -------------   ----------
ASSETS

Cash. . . . . . . . .      $     --     $       --    $     --       $    --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at

 value. . . . . . . .       695,498      1,067,137     254,192        86,010
Investments in shares
 of portfolios of M
 Fund Inc., at value.            --             --          --            --
Policy loans and
 accrued interest
 receivable. . . . . .           --             --          --            --
Receivable from:
 John Hancock Variable

  Series Trust I. . .            --             --         176           470
 M Fund Inc.. . . . .            --             --          --            --
                           --------     ----------    --------       -------
Total assets. . . . .       695,498      1,067,137     254,368        86,480
LIABILITIES
Payable to:

 John Hancock Mutual
  Life Insurance


  Company. . . . . . .           11             17           4             1
Asset charges payable .          --             --          --            --
                           --------     ----------    --------       -------
Total liabilities. . .           11             17           4             1
                           --------     ----------    --------       -------
Net assets. . . . . .      $695,487     $1,067,120    $254,364       $86,479
                           ========     ==========    ========       =======

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                                  JUNE 30, 2000


                                                                         CLIFTON

                                       SMALL/MID CAP  HIGH YIELD    ENHANCED
                                           CORE          BOND      U.S. EQUITY
                                        SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                       -------------  ----------   -----------
ASSETS

Cash . . . . . . . . . . . . . . . .     $     --     $       --     $    --
Investments in shares of portfolios
 of John Hancock Variable Series

 Trust I, at value . . . . . . . . .      170,344      1,346,012      25,816
Investments in shares of portfolios
 of M Fund Inc., at value. . . . . .           --             --          --
Policy loans and accrued interest
 receivable. . . . . . . . . . . . .           --             --          --
Receivable from:
 John Hancock Variable Series Trust I         257          9,204          --
 M Fund Inc. . . . . . . . . . . . .           --             --          --
                                         --------     ----------     -------
Total assets . . . . . . . . . . . .      170,601      1,355,216      25,816
LIABILITIES
Payable to:

 John Hancock Mutual Life Insurance

  Company. . . . . . . . . . . . . .            3             22          --
Asset charges payable  . . . . . . .           --             --          --
                                         --------     ----------     -------
Total liabilities. . . . . . . . . .            3             22          --
                                         --------     ----------     -------
Net assets . . . . . . . . . . . . .     $170,598     $1,355,194     $25,816
                                         ========     ==========     =======

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                      STATEMENTS OF OPERATIONS (UNAUDITED)

                        YEARS AND PERIODS ENDED JUNE 30,



                                 LARGE CAP GROWTH                        ACTIVE
BOND

                                   SUBACCOUNT

                          SUBACCOUNT

                        ----------------------------------
 -------------------------------------
                           2000        1999        1998        2000         1999
          1998
                        ----------  ----------  ----------  -----------
 ------------  -------------
Investment income:
Distributions received

 from:
 John Hancock Variable

  Series Trust I. . .   $   52,930  $6,381,711  $2,836,032  $2,251,408   $
5,184,234    $5,266,576
 M Fund Inc.. . . . .           --          --          --          --
           --            --
Interest income on

 policy loans . . . .      105,837    1161,454     128,186     379,195
      750,673       727,807
                        ----------  ----------  ----------  ----------
  -----------   -----------
Total investment

 income . . . . . . .      158,767   6,543,165   2,964,218   2,630,603
    5,934,907
Expenses:

 Mortality and expense

  risks . . . . . . .      137,840     213,770     143,859     234,304
      452,925       415,570
                        ----------  ----------  ----------  ----------
  -----------   -----------
Net investment income       20,927   6,329,395   2,820,359   2,396,299
    5,481,982     5,578,813
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      520,755   1,146,308     433,509    (541,856)
    (388,883)     (142,628)
 Net unrealized
  appreciation
  (depreciation)

  during the period .    2,094,997     320,087   4,558,660     690,472
   (5,439,148)     (102,600)
                        ----------  ----------  ----------  ----------
  -----------   -----------
Net realized and
 unrealized gain

 (loss) on investments   2,615,752   1,466,395   4,992,169     148,616
   (5,828,031)     (245,228)
                        ----------  ----------  ----------  ----------
  -----------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $2,636,679  $7,795,790  $7,812,528  $2,544,915   $
 (346,049)   $5,333,585
                        ==========  ==========  ==========  ==========
  ===========   ===========


                          INTERNATIONAL EQUITY INDEX             SMALL CAP
GROWTH

                                  SUBACCOUNT                        SUBACCOUNT
                        --------------------------------
 -------------------------------
                          2000         1999       1998      2000        1999
       1998
                        ----------  ----------  --------  ---------  ----------
 -----------
Investment income:
Distributions received

 from:
 John Hancock Variable

  Series Trust I. . .   $  60,914   $  212,869  $743,339  $     --   $  543,433
  $     --
 M Fund Inc.. . . . .          --           --        --        --           --
        --
Interest income on

 policy loans. . . .       13,946       20,538    17,802        --           --
        --
                        ---------   ----------  --------  --------   ----------
  --------
Total investment

 income. . . . . . .       74,860      233,407   761,141                543,433
        --
Expenses:
 Mortality and expense

  risks. . . . . . .       21,217       32,838    26,542    18,198       15,809
     8,233

                        ---------   ----------  --------  --------   ----------
  --------
Net investment income

 (loss). . . . . . .       53,643      200,569   734,599   (18,198)     527,624
    (8,233)

Net realized and unrealized gain (loss) on investments:

 Net realized gain. .      57,135       62,140    52,891    61,745       48,210
    21,741

 Net unrealized
  appreciation
  (depreciation)

  during the period.     (479,838)   1,295,768    13,239   108,434    1,125,829
   204,674

                        ---------   ----------  --------  --------   ----------
  --------

Net realized and
 unrealized gain

 (loss) on investments   (422,703)   1,357,908    66,130   170,179    1,174,415
   226,415

                        ---------   ----------  --------  --------   ----------
  --------
Net increase
 (decrease) in net
 assets resulting from
 operations. . . . .    $(369,060)  $1,558,477  $800,729  $151,981   $1,701,663
  $218,182

                        =========   ==========  ========  ========   ==========
  ========

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                        YEARS AND PERIODS ENDED JUNE 30,



                               GLOBAL BALANCED                     MID CAP
GROWTH

                                  SUBACCOUNT                         SUBACCOUNT
                        -------------------------------
 ------------------------------------
                          2000        1999       1998       2000          1999
        1998
                        ----------  ---------  --------  ------------
 ----------  ------------
Investment income:
Distributions received

 from:
 John Hancock Variable

  Series Trust I. . .   $   2,424   $ 17,211   $ 12,240  $        --
  $1,373,009   $  130,303
 M Fund Inc.. . . . .          --         --         --           --
          --           --
Interest income on

 policy loans . . . .          --         --         --           --
          --           --
                        ---------   --------   --------  -----------
  ----------   ----------
Total investment

 income . . . . . . .       2,424     17,211     12,240           --
   1,373,009      130,303
Expenses:
 Mortality and expense

  risks . . . . . . .         516      1,267        826       49,211
      34,834        5,242
                        ---------   --------   --------  -----------
  ----------   ----------
Net investment income

 (loss) . . . . . . .       1,908     15,944     11,414      (49,211)
  1,338,175      125,061
Net realized and unrealized gain (loss) on investments:

 Net realized gain. .      (1,775)     1,061      1,050      987,117
     420,826       26,192
 Net unrealized
  appreciation
  (depreciation)

  during the period .      (9,345)    (8,559)    12,294   (1,782,512)
  4,283,452      193,946
                        ---------   --------   --------  -----------
  ----------   ----------
Net realized and
 unrealized gain

 (loss) on investments    (11,120)    (7,498)    13,344     (795,395)
  4,704,278      220,138
                        ---------   --------   --------  -----------
  ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  (9,212)  $  8,446   $ 24,758  $  (844,606)
 $6,042,453   $  345,199
                        =========   ========   ========  ===========
  ==========   ==========


                                LARGE CAP VALUE                     MONEY MARKET
                                  SUBACCOUNT                         SUBACCOUNT
                        --------------------------------
 --------------------------------
                          2000        1999        1998      2000       1999
        1998
                        ----------  ----------  --------  --------  ----------
 ------------
Investment income:
Distributions received

 from:
 John Hancock Variable

  Series Trust I. . .   $ 104,294   $ 511,132   $185,232  $633,676  $1,134,371
  $2,249,510

 M Fund Inc.. . . . .          --          --         --        --          --
          --
Interest income on

 policy loans. . . .           --          --         --        --     155,491
     154,162

                        ---------   ---------   --------  --------  ----------
  ----------
Total investment

 income. . . . . . .      104,294     511,132    185,232   633,676   1,289,862
   2,403,672
Expenses:

 Mortality and expense

  risks. . . . . . .       27,912      36,983     15,356    61,140     146,758
     263,735

                        ---------   ---------   --------  --------  ----------
  ----------
Net investment income

 (loss). . . . . . .       76,382     474,149    169,876   572,536   1,143,104
   2,139,937

Net realized and unrealized gain (loss) on investments:

 Net realized gain. .     (83,486)    123,242     68,953        --          --
          --

 Net unrealized
  appreciation
  (depreciation)

  during the period.     (266,949)   (499,454)    64,132        --          --
          --
                        ---------   ---------   --------  --------  ----------
  ----------
Net realized and
 unrealized gain

 (loss) on investments   (350,435)   (376,212)   133,085        --          --
          --
                        ---------   ---------   --------  --------  ----------
  ----------
Net increase
 (decrease) in net
 assets resulting from
 operations. . . . .    $(274,053)  $  97,937   $302,961  $572,536  $1,143,104
  $2,139,937

                        =========   =========   ========  ========  ==========
  ==========

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                        YEARS AND PERIODS ENDED JUNE 30,



                                 MID CAP VALUE                       SMALL/MID
CAP GROWTH
                                   SUBACCOUNT

                            SUBACCOUNT

                        ---------------------------------
  ---------------------------------------
                          2000       1999         1998         2000
         1999           1998
                        ---------  ----------  -----------  ------------
 ------------  -------------
Investment income:
Distributions received

 from:
 John Hancock Variable

  Series Trust I. . .   $ 11,919   $  30,563   $   53,920   $        --   $
  840,786    $    93,281
 M Fund Inc.. . . . .         --          --           --            --
           --             --
Interest income on

 policy loans . . . .         --          --           --            --
           --             --
                        --------   ---------   ----------   -----------
  -----------    -----------
Total investment

 income . . . . . . .     11,919      30,563       53,920            --
      840,786         93,281
Expenses:
 Mortality and expense

  risks . . . . . . .     14,736      28,106       34,857        15,760
       30,491         26,942
                        --------   ---------   ----------   -----------
  -----------    -----------
Net investment income     (2,817)      2,457       19,063       (15,760)
     810,295         66,339
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .    (51,073)   (547,518)      74,634      (149,393)
      16,952         33,249
 Net unrealized
  appreciation
  (depreciation)

  during the period .    304,436     657,486     (944,401)      575,021
     (590,295)       126,465
                        --------   ---------   ----------   -----------
  -----------    -----------
Net realized and
 unrealized gain

 (loss) on investments   253,363     109,968     (869,767)      425,628
     (573,343)       159,714
                        --------   ---------   ----------   -----------
  -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $250,546   $ 112,425   $ (850,704)  $   409,868   $
  236,952    $   226,053
                        ========   =========   ==========   ===========
  ===========    ===========


                                REAL ESTATE EQUITY                      GROWTH &
INCOME

                                   SUBACCOUNT

                           SUBACCOUNT

                        ----------------------------------
  --------------------------------------
                          2000       1999         1998          2000
         1999          1998
                        ---------  ----------  ------------  ------------
 -----------  -------------
Investment income:
Distributions received

 from:
 John Hancock Variable

  Series Trust I. . .   $108,322   $ 262,930   $   343,976   $ 1,526,055
  $35,057,066   $26,306,209
 M Fund Inc.. . . . .         --          --            --            --
           --            --
Interest income on

 policy loans. . . .       9,674      17,361        17,260     1,190,757
    2,279,107     1,996,131
                        --------   ---------   -----------   -----------
  -----------   -----------
Total investment

 income. . . . . . .     117,996     280,291       361,236     2,716,812
   37,336,173    28,302,340
Expenses:
 Mortality and expense

  risks. . . . . . .      12,119      24,900        33,890       934,682
    1,779,482     1,466,469
                        --------   ---------   -----------   -----------
  -----------   -----------
Net investment income    105,877     255,391       327,346     1,782,130
   35,556,691    26,835,871
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .    (91,535)   (168,994)      158,205     2,647,435
    5,502,422     3,223,935
 Net unrealized
  appreciation
  (depreciation)

  during the period.     483,848    (220,380)   (1,546,717)   (5,596,868)
   2,405,417    32,918,552
                        --------   ---------   -----------   -----------
  -----------   -----------
Net realized and
 unrealized gain

 (loss) on investments   392,313    (389,374)   (1,388,512)   (2,949,433)
   7,907,839    36,142,487

                        --------   ---------   -----------   -----------
  -----------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations. . . . .    $498,190   $(133,983)  $(1,061,166)  $(1,167,303)
 $43,464,530   $62,978,358
                        ========   =========   ===========   ===========
  ===========   ===========

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                        YEARS AND PERIODS ENDED JUNE 30,



                                       MANAGED

                          SHORT-TERM BOND
                                      SUBACCOUNT
                           SUBACCOUNT

                        ---------------------------------------
 --------------------------------
                           2000          1999          1998        2000
       1999         1998
                        ------------  ------------  -----------  ----------
 ----------  -----------
Investment income:
Distributions received

 from:
 John Hancock Variable

  Series Trust I. . .   $ 1,592,291   $ 9,998,433   $ 9,347,788  $   7,923   $
 15,539    $ 27,350
 M Fund Inc.. . . . .            --            --            --         --
         --          --
Interest income on

 policy loans . . . .       483,211       953,686       854,487         --
         --          --
                        -----------   -----------   -----------  ---------
  ---------    --------
Total investment

 income . . . . . . .     2,075,502    10,952,119    10,202,275      7,923
     15,539      27,350
Expenses:
 Mortality and expense

  risks . . . . . . .       330,081       649,802       577,276        744
      1,497       2,680
                        -----------   -----------   -----------  ---------
  ---------    --------
Net investment income     1,745,421    10,302,317     9,624,999      7,179
     14,042      24,670
Net realized and
 unrealized gain
 (loss) on
 investments: . . . .
 Net realized gain
  (loss). . . . . . .       602,334       996,546       791,245     (1,357)
    (8,638)        265
 Net unrealized
  appreciation
  (depreciation)

  during the period .    (1,028,010)   (2,108,530)    6,629,458        885
     (2,442)     (4,247)
                        -----------   -----------   -----------  ---------
  ---------    --------
Net realized and
 unrealized gain

 (loss) on investments     (425,676)   (1,111,984)    7,420,703       (472)
   (11,080)     (3,982)
                        -----------   -----------   -----------  ---------
  ---------    --------
Net increase in net
 assets resulting from
 operations . . . . .   $ 1,319,745   $ 9,190,333   $17,045,702  $   6,707   $
  2,962    $ 20,688
                        ===========   ===========   ===========  =========
  =========    ========


                                SMALL CAP VALUE             INTERNATIONAL
OPPORTUNITIES

                                   SUBACCOUNT                       SUBACCOUNT
                        --------------------------------
  ------------------------------
                          2000       1999        1998        2000        1999
      1998
                        ---------  ----------  ----------  ----------  --------
 ----------
Investment income:
Distributions received

 from:
 John Hancock Variable

  Series Trust I. . .   $ 30,875   $  79,585   $  12,675   $  29,144   $241,151
  $ 33,443

 M Fund Inc.. . . . .         --          --          --          --         --
        --
Interest income on

 policy loans . . . .         --          --          --          --         --
        --
                        --------   ---------   ---------   ---------   --------
  --------
Total investment

 income . . . . . . .     30,875      79,585      12,675      29,144    241,151
    33,443
Expenses:

 Mortality and expense

  risks . . . . . . .     10,390      17,680      11,853      22,685     17,937
    21,581

                        --------   ---------   ---------   ---------   --------
  --------
Net investment income     20,485      61,905         822       6,459    223,214
    11,862

Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .    (86,055)    (33,134)     29,257      70,837    155,412
    33,474

 Net unrealized
  appreciation
  (depreciation)

  during the period .     89,421    (148,401)   (105,331)   (218,272)   387,412
   272,314

                        --------   ---------   ---------   ---------   --------
  --------

Net realized and
 unrealized gain

 (loss) on investments     3,366    (181,535)    (76,074)   (147,435)   542,824
   305,788

                        --------   ---------   ---------   ---------   --------
  --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ 23,851   $(119,630)  $ (75,252)  $(140,976)  $766,038
  $317,650

                        ========   =========   =========   =========   ========
  ========

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                        YEARS AND PERIODS ENDED JUNE 30,



                                  EQUITY INDEX                      GLOBAL BOND
                                   SUBACCOUNT                       SUBACCOUNT
                        ----------------------------------
 ----------------------------
                          2000         1999        1998      2000       1999
      1998
                        ----------  ----------  ----------  --------  ---------
 ---------
Investment income:
Distributions received

 from:
 John Hancock Variable

  Series Trust I. . .   $  94,492   $  593,325  $  185,267  $14,627   $ 37,862
   $19,628

 M Fund Inc.. . . . .          --           --          --       --         --
        --
Interest income on

 policy loans . . . .          --           --          --       --         --
        --
                        ---------   ----------  ----------  -------   --------
   -------
Total investment

 income . . . . . . .      94,492      593,325     185,267   14,627     37,862
    19,628
Expenses:

 Mortality and expense

  risks . . . . . . .      49,956       63,950      27,141    2,553      4,084
     1,979

                        ---------   ----------  ----------  -------   --------
   -------
Net investment income      44,536      529,375     158,126   12,074     33,778
    17,649

Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     165,284      271,978     443,879   (9,422)      (151)
    3,991

 Net unrealized
  appreciation
  (depreciation)
  during

  the period. . . . .    (305,128)   1,282,937     585,673   22,501    (52,953)
    4,308

                        ---------   ----------  ----------  -------   --------
   -------
Net realized and
 unrealized gain

 (loss) on investments   (139,844)   1,554,915   1,029,552   13,079    (53,104)
    8,299

                        ---------   ----------  ----------  -------   --------
   -------
Net increase
 (decrease) in net
 assets resulting
 from operations. . .   $ (95,308)  $2,084,290  $1,187,678  $25,153   $(19,326)
  $25,948

                        =========   ==========  ==========  =======   ========
   =======


                           TURNER CORE GROWTH         BRANDES INTERNATIONAL
                               SUBACCOUNT               EQUITY SUBACCOUNT
                        --------------------------  --------------------------
                         2000      1999     1998     2000      1999      1998
                        --------  -------  -------  -------  --------  ---------
Investment income:
Distributions received
 from:
 John Hancock Variable

  Series Trust I. . .   $ 4,669   $19,328  $ 2,231  $11,821  $ 16,354   $14,444
 M Fund Inc.. . . . .        --        --       --       --        --        --
Interest income on

 policy loans. . . .         --        --       --       --        --        --
                        -------   -------  -------  -------  --------   -------
Total investment

 income. . . . . . .      4,669    19,328    2,231   11,821    16,354    14,444
Expenses:
 Mortality and expense

  risks. . . . . . .      1,010     1,139      565    2,033     2,166     1,158
                        -------   -------  -------  -------  --------   -------
Net investment income     3,659    18,189    1,666    9,788    14,188    13,286
Net realized and
 unrealized gain

 (loss) on
 investments:
 Net realized gain . .   15,398    26,736    2,780    4,917    11,526       600
 Net unrealized
  appreciation
  (depreciation)
  during

  the period. . . . .    (2,617)   23,628   22,686   38,205   122,734     8,581
                        -------   -------  -------  -------  --------   -------
Net realized and
 unrealized gain on
 investments. . . . .    12,781    50,364   25,466   43,122   134,260     9,181
                        -------   -------  -------  -------  --------   -------
Net increase in net
 assets resulting from
 operations. . . . .    $16,440   $68,553  $27,132  $52,910  $148,448   $22,467
                        =======   =======  =======  =======  ========   =======

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                        YEARS AND PERIODS ENDED JUNE 30,



                         FRONTIER CAPITAL APPRECIATION        EMERGING MARKETS
                                  SUBACCOUNT                  EQUITY SUBACCOUNT
                        -------------------------------
 ---------------------------
                          2000      1999        1998       2000        1999
    1998*

                        --------  ----------  ---------  ----------  --------
 --------
Investment income:
Distributions received

 from:
 John Hancock Variable

  Series Trust I. . .   $18,679   $ 13,028    $12,832    $      --   $ 15,636
  $   1
 M Fund Inc.. . . . .        --                    --           --         --
     --
Interest income on

 policy loans . . . .        --         --         --           --         --
     --
                        -------   --------    -------    ---------   --------
  -----
Total investment

 income . . . . . . .    18,679     13,028     12,832           --     15,636
      1
Expenses:

 Mortality and expense

  risks . . . . . . .     1,765      4,257     13,446        2,493        466
      0

                        -------   --------    -------    ---------   --------
  -----
Net investment income

 (loss) . . . . . . .    16,914      8,771       (614)      (2,493)    15,170
      1

Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     6,835    (59,550)    23,061       25,714      1,838
     (1)

 Net unrealized
  appreciation
  (depreciation)

  during the period .    40,060     89,369       (840)    (121,684)    92,713
    (48)

                        -------   --------    -------    ---------   --------
  -----
Net realized and
 unrealized gain

 (loss) on investments   46,895     29,819     22,221      (95,970)    94,551
    (49)

                        -------   --------    -------    ---------   --------
  -----
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $63,809   $ 38,590    $21,607    $ (98,463)  $109,721
  $ (48)

                        =======   ========    =======    =========   ========
  =====


                        INTERNATIONAL OPPORTUNITIES II           BOND INDEX
                                  SUBACCOUNT                     SUBACCOUNT
                        -------------------------------
 --------------------------
                          2000         1999      1998*    2000      1999
      1998*
                        ----------  ----------  -------  -------  ----------
 --------
Investment income:
Distributions received

 from:
 John Hancock Variable

  Series Trust I. . .   $  2,847    $     816   $ 117    $3,551   $   2,971    $
296

 M Fund Inc.. . . . .         --           --      --        --          --
      --
Interest income on

 policy loans. . . .          --           --      --        --          --
      --
                        --------    ---------   -----    ------   ---------
   -----
Total investment

 income. . . . . . .       2,847          816     117     3,551       2,971
     296
Expenses:

 Mortality and expense

  risks. . . . . . .         591          378      60       274         270
      11

                        --------    ---------   -----    ------   ---------
   -----
Net investment income

 (loss). . . . . . .       2,256          438      57     3,277       2,701
     285

Net realized and unrealized gain (loss) on investments:


 Net realized gain

  (loss). . . . . . .      1,228          196     (16)     (875)     (1,613)
    (26)

 Net unrealized
  appreciation
  (depreciation)

  during the period.      (3,402)      20,203    (303)    2,959      (1,753)
   (147)

                        --------    ---------   -----    ------   ---------
   -----
Net realized and
 unrealized gain

 (loss) on investments    (2,174)      20,399    (319)    2,084      (3,366)
   (173)

                        --------    ---------   -----    ------   ---------
   -----
Net increase
 (decrease) in net
 assets resulting from
 operations. . . . .    $     82    $  20,837   $(262)   $5,361   $    (665)   $
112

                        ========    =========   =====    ======   =========
   =====

---------
* May 1, 1998 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                        YEARS AND PERIODS ENDED JUNE 30,



                            SMALL/MID CAP CORE            HIGH YIELD BOND
                                SUBACCOUNT                  SUBACCOUNT
                        --------------------------   -------------------------
                         2000      1999     1998*     2000      1999      1998*
                        --------  -------  --------  --------  --------
 --------
Investment income:
Distributions received
 from:
 John Hancock Variable

  Series Trust I. . .   $   267   $ 6,699  $    --   $20,885   $ 3,011    $  50
 M Fund Inc.. . . . .        --        --       --        --        --       --
Interest income on

 policy loans . . . .        --        --       --        --        --       --
                        -------   -------  -------   -------   -------    -----
Total investment

 income . . . . . . .       267     6,699       --    20,885     3,011       50
Expenses:
 Mortality and expense

  risks . . . . . . .       385       335       48     1,272       220        2
                        -------   -------  -------   -------   -------    -----
Net investment income

 (loss) . . . . . . .      (118)    6,364      (48)   19,613     2,791       48
 Net realized gain
  (loss). . . . . . .       426     1,093   (1,957)   (9,114)     (396)    (108)
 Net unrealized
  appreciation
  (depreciation)

  during the period .    (2,399)    4,719    1,888     1,038    (1,172)     (19)
                        -------   -------  -------   -------   -------    -----
Net realized and
unrealized gain (loss)
on investments           (1,973)    5,812      (69)   (8,076)   (1,568)    (127)
                        -------   -------  -------   -------   -------    -----
Net increase
(decrease) in net
assets resulting from
operations              $(2,091)  $12,176  $  (117)  $11,537   $ 1,223    $ (79)
                        =======   =======  =======   =======   =======    =====


                                                                CLIFTON
                                                             ENHANCED U.S.
                                                           EQUITY SUBACCOUNT
                                                           ------------------
                                                            2000       1999**
                                                           --------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I. . . . . . . . . .    $ 676      $1,435
 M Fund Inc. . . . . . . . . . . . . . . . . . . . . . .       --          --
Interest income on policy loans. . . . . . . . . . . . .       --          --
                                                            -----      ------
Total investment income. . . . . . . . . . . . . . . . .      676       1,435
Expenses:
 Mortality and expense risks . . . . . . . . . . . . . .       62          61
                                                            -----      ------
Net investment income. . . . . . . . . . . . . . . . . .      614       1,374
Net realized and unrealized gain (loss) on investments:
 Net realized gain . . . . . . . . . . . . . . . . . . .      292          11
 Net unrealized appreciation (depreciation) during the
  period . . . . . . . . . . . . . . . . . . . . . . . .     (958)      1,285
                                                            -----      ------
Net realized and unrealized gain (loss) on investments .     (666)      1,296
                                                            -----      ------
Net increase (decrease) in net assets resulting from
 operations. . . . . . . . . . . . . . . . . . . . . . .    $ (52)     $2,670
                                                            =====      ======


---------
* From May 1, 1998 (commencement of operations). ** From May 1, 1999 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                        YEARS AND PERIODS ENDED JUNE 30,



                                                     LARGE CAP GROWTH SUBACCOUNT
                ACTIVE BOND SUBACCOUNT
                                               ---------------------------------------
  ---------------------------------------
                                                  2000          1999
         1998          2000          1999           1998
                                               ------------  ------------
 ------------  ------------  ------------  --------------
Increase (decrease) in net assets from operations:

 Net investment income . . . . . . . . . . .   $    20,927   $ 6,329,395   $
2,820,359   $ 2,396,299   $ 5,481,982    $ 5,578,813
 Net realized gain (loss). . . . . . . . . .       520,755     1,146,308
      433,509      (541,856)     (388,883)      (142,628)
 Net unrealized appreciation (depreciation)
  during the period. . . . . . . . . . . . .     2,094,997       320,087
    4,558,660       690,472    (5,439,148)      (102,600)
                                               -----------   -----------
  -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . . .     2,636,679     7,795,790
    7,812,528     2,544,915      (346,049)     5,333,585
From policyholder transactions:
 Net premiums from policyholders . . . . . .     8,986,828    10,950,682
    6,922,934     5,920,660    11,668,600     10,038,753
 Net benefits to policyholders . . . . . . .    (4,313,445)   (5,776,293)
  (3,869,320)   (5,631,307)   (7,543,864)    (7,974,328)
 Net increase  in policy loans . . . . . . .       431,462            --
           --       107,723            --             --
                                               -----------   -----------
  -----------   -----------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . . .     5,104,845     5,174,389
    3,053,614       397,076     4,124,736      2,064,425
                                               -----------   -----------
  -----------   -----------   -----------    -----------
Net increase in net assets . . . . . . . . .     7,741,524    12,970,179
   10,866,142     2,941,991     3,778,687      7,398,010
Net assets at beginning of period. . . . . .    44,028,437    31,058,258
   20,192,116    80,889,582    77,110,895     69,712,885
                                               -----------   -----------
  -----------   -----------   -----------    -----------
Net assets at end of period. . . . . . . . .   $51,769,961   $44,028,437
  $31,058,258   $83,831,573   $80,889,582    $77,110,895
                                               ===========   ===========
  ===========   ===========   ===========    ===========


                                               INTERNATIONAL EQUITY INDEX
SUBACCOUNT          SMALL CAP GROWTH SUBACCOUNT
                                              ---------------------------------------
  ----------------------------------------
                                                 2000          1999
         1998          2000          1999            1998
                                              ------------  ------------
 ------------  -----------  -------------  ---------------
Increase (decrease) in net assets from operations:

 Net investment income (loss)                 $    53,643   $   200,569   $
  734,599   $  (18,198)  $    527,624    $     (8,233)
 Net realized gain .                               57,135        62,140
       52,891       61,745         48,210          21,741
 Net unrealized appreciation (depreciation)
  during the period.                             (479,838)    1,295,768
       13,239      108,434      1,125,829         204,674
                                              -----------   -----------
  -----------   ----------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations                       (369,060)    1,558,477
      800,729      151,981      1,701,663         218,182
From policyholder transactions:
Net premiums from policyholders                 1,421,418     1,634,643
    1,489,281    3,292,714      1,398,160         891,480
 Net benefits to policyholders                   (762,883)   (1,119,500)
  (1,347,312)    (290,085)      (390,180)       (269,586)
 Net increase  in policy loans                     77,561            --
           --           --             --              --
                                              -----------   -----------
  -----------   ----------   ------------    ------------
 Net increase in net assets resulting from
  policyholder transactions                       736,096       515,143
      141,969    3,002,629      1,007,980         621,894
                                              -----------   -----------
  -----------   ----------   ------------    ------------
Net increase in net assets                        367,036     2,073,620
      942,698    3,154,610      2,709,643         840,076
Net assets at beginning of period               7,180,994     5,107,374
    4,164,676    4,511,934      1,802,291         962,215
                                              -----------   -----------
  -----------   ----------   ------------    ------------
Net assets at end of period                   $ 7,548,030   $ 7,180,994   $
5,107,374   $7,666,544   $  4,511,934    $  1,802,291
                                              ===========   ===========
  ===========   ==========   ============    ============

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                        YEARS AND PERIODS ENDED JUNE 30,



                                                   GLOBAL BALANCED SUBACCOUNT
               MID CAP GROWTH SUBACCOUNT
                                              ------------------------------------
  -----------------------------------------
                                                 2000         1999         1998
        2000           1999            1998
                                              -----------  -----------
 -----------  ------------  -------------  ---------------
Increase (decrease) in net assets from operations:

 Net investment income (loss) . . . . . . .   $    1,908   $   15,944   $
  11,414   $   (49,211)  $  1,338,175    $    125,061
 Net realized gain (loss) . . . . . . . . .       (1,775)       1,061
       1,050       987,117        420,826          26,192
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .       (9,345)      (8,559)
     12,294    (1,782,512)     4,283,452         193,946
                                              ----------   ----------
  ----------   -----------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations. . . . . . . . .       (9,212)       8,446
      24,758      (844,606)     6,042,453         345,199
From policyholder transactions:
 Net premiums from policyholders. . . . . .       46,281      115,573
     150,466     7,441,238      7,041,199         772,359
 Net benefits to policyholders. . . . . . .      (60,026)    (133,983)
    (50,204)   (2,841,229)      (947,660)       (211,806)
 Net increase (decrease)  in policy loans .           --           --
          --            --             --              --
                                              ----------   ----------
  ----------   -----------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder transactions .      (13,745)     (18,410)
    100,262     4,600,009      6,093,539         560,553
                                              ----------   ----------
  ----------   -----------   ------------    ------------
Net increase (decrease) in net assets . . .      (22,957)      (9,964)
    125,020     3,755,403     12,135,992         905,752
Net assets at beginning of period . . . . .      200,368      210,332
      85,312    13,609,574      1,473,582         567,830
                                              ----------   ----------
  ----------   -----------   ------------    ------------
Net assets at end of period . . . . . . . .   $  177,411   $  200,368   $
 210,332   $17,364,977   $ 13,609,574    $  1,473,582
                                              ==========   ==========
  ==========   ===========   ============    ============


                                                    LARGE CAP VALUE SUBACCOUNT
                 MONEY MARKET SUBACCOUNT
                                              --------------------------------------
  -----------------------------------------
                                                 2000          1999
         1998         2000           1999            1998
                                              ------------  ------------
 -----------  ------------  -------------  ---------------
Increase (decrease) in net assets from operations:

 Net investment income                        $    76,382   $   474,149   $
 169,876   $   572,536   $  1,143,104    $  2,139,937
 Net realized gain (loss)                         (83,486)      123,242
      68,953            --             --              --
 Net unrealized appreciation (depreciation)
  during the period                              (266,949)     (499,454)
     64,132            --             --              --
                                              -----------   -----------
  ----------   -----------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations                       (274,053)       97,937
     302,961       572,536      1,143,104       2,139,937
From policyholder transactions:
 Net premiums from policyholders                2,956,833     5,449,922
   2,321,440     5,773,700     16,733,655      55,692,824
 Net benefits to policyholders                 (1,238,365)   (1,059,147)
   (528,449)   (3,624,978)   (46,642,184)    (22,850,788)
 Net increase (decrease)  in policy loans              --            --
          --        23,791             --        (198,682)
                                              -----------   -----------
  ----------   -----------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder transactions       1,718,468     4,390,775
   1,792,991     2,172,513    (29,908,529)     32,643,354
                                              -----------   -----------
  ----------   -----------   ------------    ------------
Net increase (decrease) in net assets           1,444,415     4,488,712
   2,095,952     2,745,049    (28,765,425)     34,783,291
Net assets at beginning of period               8,262,787     3,774,075
   1,678,123    20,503,106     49,268,531      14,485,240
                                              -----------   -----------
  ----------   -----------   ------------    ------------
Net assets at end of period                   $ 9,707,202   $ 8,262,787
  $3,774,075   $23,248,155   $ 20,503,106    $ 49,268,531
                                              ===========   ===========
  ==========   ===========   ============    ============

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                        YEARS AND PERIODS ENDED JUNE 30,



                                                MID CAP VALUE SUBACCOUNT
               SMALL/MID CAP GROWTH SUBACCOUNT
                                         --------------------------------------
  -------------------------------------------
                                            2000         1999          1998
          2000           1999            1998
                                         -----------  ------------  ------------
 -------------  -------------  ----------------
Increase (decrease) in net assets from operations:

 Net investment income . . . . . . . .   $   (2,817)  $     2,457   $    19,063
  $    (15,760)  $    810,295    $      66,339
 Net realized gain (loss). . . . . . .      (51,073)     (547,518)       74,634
      (149,393)        16,952           33,249
 Net unrealized appreciation

  (depreciation) during the period . .      304,436       657,486      (944,401)
      575,021       (590,295)         126,465
                                         ----------   -----------   -----------
  ------------   ------------    -------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      250,546       112,425      (850,704)
      409,868        236,952          226,053
From policyholder transactions:
 Net premiums from policyholders . . .    1,577,789     2,086,192     5,639,732
      (115,753)     1,533,102        1,812,713
 Net benefits to policyholders . . . .     (291,643)   (3,546,814)     (775,357)
     (209,369)    (1,200,248)      (1,214,489)
 Net increase (decrease) in policy
  loans. . . . . . . . . . . . . . . .           --            --            --
            --             --               --
                                         ----------   -----------   -----------
  ------------   ------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .    1,286,146    (1,460,622)    4,864,375
      (325,122)       332,854          598,224
                                         ----------   -----------   -----------
  ------------   ------------    -------------
Net increase (decrease) in net assets.    1,536,692    (1,348,197)    4,013,671
        84,746        569,806          824,277
Net assets at beginning of period. . .    4,701,632     6,049,829     2,036,158
     5,486,044      4,916,238        4,091,961
                                         ----------   -----------   -----------
  ------------   ------------    -------------
Net assets at end of period. . . . . .   $6,238,324   $ 4,701,632   $ 6,049,829
  $  5,570,790   $  5,486,044    $   4,916,238
                                         ==========   ===========   ===========
  ============   ============    =============


                                             REAL ESTATE EQUITY SUBACCOUNT
               GROWTH & INCOME SUBACCOUNT
                                         --------------------------------------
  ------------------------------------------
                                            2000         1999          1998
          2000           1999            1998
                                         -----------  ------------  ------------
 -------------  -------------  ---------------
Increase (decrease) in net assets from operations:

 Net investment income                   $  105,877   $   255,391   $   327,346
  $  1,782,130   $ 35,556,691    $ 26,835,871
 Net realized gain (loss)                   (91,535)     (168,994)      158,205
     2,647,435      5,502,422       3,223,935
 Net unrealized appreciation

  (depreciation) during the period          483,848      (220,380)   (1,546,717)
   (5,596,868)     2,405,417      32,918,552
                                         ----------   -----------   -----------
  ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations                  498,190      (133,983)   (1,061,166)
   (1,167,303)    43,464,530      62,978,358
From policyholder transactions:
 Net premiums from policyholders            555,720       968,627     3,382,263
    15,901,284     34,593,082      35,108,834
 Net benefits to policyholders             (554,815)   (2,335,552)   (1,663,696)
  (18,823,645)   (34,650,911)    (29,649,984)
 Net increase (decrease) in policy
  loans. . . . . .                           37,032            --        (1,103)
      386,988             --       3,672,137
                                         ----------   -----------   -----------
  ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . .                           37,937    (1,366,925)    1,717,464
    (2,535,373)       (57,829)      9,130,987
                                         ----------   -----------   -----------
  ------------   ------------    ------------
Net increase (decrease) in net assets       536,127    (1,500,908)      656,298
    (3,702,676)    43,406,701      72,109,345
Net assets at beginning of period         4,030,100     5,531,008     4,874,710
   340,500,097    297,093,396     224,984,051
                                         ----------   -----------   -----------
  ------------   ------------    ------------
Net assets at end of period              $4,566,227   $ 4,030,100   $ 5,531,008
  $336,797,421   $340,500,097    $297,093,396
                                         ==========   ===========   ===========
  ============   ============    ============

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                        YEARS AND PERIODS ENDED JUNE 30,



                                                      MANAGED SUBACCOUNT
                     SHORT-TERM BOND SUBACCOUNT
                                          ------------------------------------------
  -----------------------------------------
                                              2000           1999           1998
          2000           1999            1998
                                          -------------  -------------
 -------------  -------------  --------------  -------------
Increase (decrease) in net assets from operations:

 Net investment income  . . . . . . . .   $  1,745,421   $ 10,302,317   $
 9,624,999   $      7,179   $      14,042    $   24,670
 Net realized gain (loss) . . . . . . .        602,334        996,546
       791,245         (1,357)         (8,638)          265
 Net unrealized appreciation

  (depreciation) during the period. . .     (1,028,010)    (2,108,530)
    6,629,458            885          (2,442)       (4,247)
                                          ------------   ------------
  ------------   ------------   -------------    ----------
Net increase in net assets resulting
 from operations. . . . . . . . . . . .      1,319,745      9,190,333
    17,045,702          6,707           2,962        20,688
From policyholder transactions:
 Net premiums from policyholders. . . .      6,612,464     13,430,282
    13,116,210         62,306         109,732       420,697
 Net benefits to policyholders. . . . .     (8,783,955)   (14,305,859)
  (14,539,301)       (41,809)       (370,270)      (71,999)
 Net increase in policy loans . . . . .        289,031             --
     1,134,137             --              --            --
                                          ------------   ------------
  ------------   ------------   -------------    ----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . . .     (1,882,460)      (875,577)
     (288,954)        20,497        (260,538)      348,698
                                          ------------   ------------
  ------------   ------------   -------------    ----------
Net increase (decrease) in net assets .       (562,715)     8,314,756
    16,756,748         27,204        (257,576)      369,386
Net assets at beginning of period . . .    119,129,419    110,814,663
    94,057,915        238,913         496,489       127,103
                                          ------------   ------------
  ------------   ------------   -------------    ----------
Net assets at end of period . . . . . .   $118,566,704   $119,129,419
  $110,814,663   $    266,117   $     238,913    $  496,489
                                          ============   ============
  ============   ============   =============    ==========


                                              SMALL CAP VALUE SUBACCOUNT
        INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                         ------------------------------------
  ---------------------------------------
                                            2000         1999         1998
        2000           1999           1998
                                         -----------  -----------  -----------
 ------------  -------------  --------------
Increase (decrease) in net assets from operations:

 Net investment income                   $   20,485   $   61,905   $      822
  $    6,459    $   223,214     $   11,862
 Net realized gain (loss)                   (86,055)     (33,134)      29,257
      70,837        155,412         33,474
 Net unrealized appreciation

  (depreciation) during the period           89,421     (148,401)    (105,331)
   (218,272)       387,412        272,314
                                         ----------   ----------   ----------
  ----------    -----------     ----------
Net increase (decrease) in net assets
 resulting from operations                   23,851     (119,630)     (75,252)
   (140,976)       766,038        317,650
From policyholder transactions:
 Net premiums from policyholders            760,849    1,483,922    1,644,666
   4,733,164      2,354,681      3,814,201
 Net benefits to policyholders             (210,136)    (447,402)    (270,585)
   (180,424)    (3,673,500)      (339,134)
 Net increase in policy loans                    --           --           --
          --             --             --
                                         ----------   ----------   ----------
  ----------    -----------     ----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . .                          550,713    1,036,520    1,374,081
   4,552,740     (1,318,819)     3,475,067
                                         ----------   ----------   ----------
  ----------    -----------     ----------
Net increase (decrease) in net assets       574,564      916,890    1,298,829
   4,411,764       (552,781)     3,792,717
Net assets at beginning of period         3,467,392    2,550,502    1,251,673
   3,628,943      4,181,724        389,007
                                         ----------   ----------   ----------
  ----------    -----------     ----------
Net assets at end of period              $4,041,956   $3,467,392   $2,550,502
  $8,040,707    $ 3,628,943     $4,181,724
                                         ==========   ==========   ==========
  ==========    ===========     ==========

 See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                        YEARS AND PERIODS ENDED JUNE 30,



                                     EQUITY INDEX
                         GLOBAL BOND
                                      SUBACCOUNT
                          SUBACCOUNT

                        --------------------------------------
  -------------------------------
                           2000          1999          1998        2000
      1999         1998
                        ------------  ------------  -----------  ---------
 ----------  -----------

Increase (decrease) in net assets from operations:

 Net investment income  $    44,536   $   529,375   $  158,126   $ 12,074   $
 33,778    $ 17,649
 Net realized gain

  (loss). . . . . . .       165,284       271,978      443,879     (9,422)
      (151)      3,991
 Net unrealized
  appreciation
  (depreciation)

  during the period .      (305,128)    1,282,937      585,673     22,501
    (52,953)      4,308
                        -----------   -----------   ----------   --------
  ---------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       (95,308)    2,084,290    1,187,678     25,153
    (19,326)     25,948
From policyholder
 transactions:
 Net premiums from

  policyholders . . .     5,310,072     6,697,385    4,822,053    205,433
    696,619     381,025
 Net benefits to

  policyholders . . .    (1,515,182)   (1,623,429)    (885,493)   (93,595)
  (317,999)    (83,865)
 Net increase in

  policy loans. . . .            --            --           --         --
         --          --
                        -----------   -----------   ----------   --------
  ---------    --------
Net increase in net
 assets resulting from
 policyholder

 transactions . . . .     3,794,890     5,073,956    3,936,560    111,838
    378,620     297,159
                        -----------   -----------   ----------   --------
  ---------    --------
Net increase in net
 assets . . . . . . .     3,699,582     7,158,246    5,124,238    136,991
    359,294     323,107
Net assets at

 beginning of period.    14,406,079     7,247,833    2,123,595    829,718
    470,424     147,317
                        -----------   -----------   ----------   --------
  ---------    --------
Net assets at end of
 period . . . . . . .   $18,105,661   $14,406,079   $7,247,833   $966,709   $
829,718    $470,424
                        ===========   ===========   ==========   ========
  =========    ========


                               TURNER CORE GROWTH

                                  SUBACCOUNT             BRANDES INTERNATIONAL
EQUITY SUBACCOUNT
                        ------------------------------
  ----------------------------------------
                          2000       1999       1998        2000          1999
          1998
                        ---------  ---------  ---------  ------------
 ------------  --------------

Increase (decrease) in net assets from operations:

 Net investment income  $  3,659   $ 18,189   $  1,666    $  9,788      $ 14,188
      $ 13,286

 Net realized gain.       15,398     26,736      2,780       4,917        11,526
           600

 Net unrealized
  appreciation
  (depreciation)

  during the period.      (2,617)    23,628     22,686      38,205       122,734
         8,581

                        --------   --------   --------    --------      --------
      --------
Net increase in net
 assets resulting from
 operations. . . . .      16,440     68,553     27,132      52,910       148,448
        22,467

From policyholder
 transactions:
 Net premiums from

  policyholders. . .     152,961    109,802     39,070     389,836       152,629
       141,892

 Net benefits to

  policyholders. . .     (16,862)   (45,555)    (9,835)    (13,506)
     (31,332)       (34,941)
 Net increase in

  policy loans. . .           --         --         --          --            --
            --
                        --------   --------   --------    --------      --------
      --------
Net increase in net
 assets resulting from
 policyholder

 transactions. . . .     136,099     64,247     29,235     376,330       121,297
       106,951

                        --------   --------   --------    --------      --------
      --------
Net increase in net
 assets. . . . . . .     152,539    132,800     56,367     429,240       269,745
       129,418

Net assets at

 beginning of period     257,807    125,007     68,640     525,502       255,757
       126,339

                        --------   --------   --------    --------      --------
      --------
Net assets at end of
 period. . . . . . .    $410,346   $257,807   $125,007    $954,742      $525,502
      $255,757

                        ========   ========   ========    ========      ========
      ========

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                        YEARS AND PERIODS ENDED JUNE 30,



                           FRONTIER CAPITAL APPRECIATION          EMERGING
MARKETS EQUITY
                                   SUBACCOUNT

                         SUBACCOUNT

                        -----------------------------------
  -------------------------------
                          2000        1999          1998         2000
       1999       1998*
                        ---------  ------------  -----------  -----------
 ---------  ----------

Increase (decrease) in net assets from operations:

 Net investment income

  (loss). . . . . . .   $ 16,914   $     8,771   $     (614)  $   (2,493)  $
15,170    $     1
 Net realized gain

  (loss). . . . . . .      6,835       (59,550)      23,061       25,714
     1,838         (1)
 Net unrealized
  appreciation
  (depreciation)

  during the period .     40,060        89,369         (840)    (121,684)
   92,713        (48)
                        --------   -----------   ----------   ----------
  --------    -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     63,809        38,590       21,607      (98,463)
  109,721        (48)
From policyholder
 transactions:
 Net premiums from

  policyholders . . .    181,850       103,675    2,465,299      853,330
   336,277        784
 Net benefits to

  policyholders . . .     (4,155)   (2,221,410)    (227,386)    (125,559)
   (8,915)        (7)
 Net increase in

  policy loans. . . .         --            --           --           --
        --         --
                        --------   -----------   ----------   ----------
  --------    -------
Net increase

 (decrease) in net
 assets resulting from
 policyholder

 transactions . . . .    177,695    (2,117,735)   2,237,913      727,771
   327,362        777
                        --------   -----------   ----------   ----------
  --------    -------
Net increase in net
 assets . . . . . . .    241,504    (2,079,145)   2,259,520      629,308
   437,083        729
Net assets at

 beginning of period.    453,983     2,533,128      273,608      437,812
       729         --
                        --------   -----------   ----------   ----------
  --------    -------
Net assets at end of
 period . . . . . . .   $695,487   $   453,983   $2,533,128   $1,067,120
  $437,812    $   729
                        ========   ===========   ==========   ==========
  ========    =======


                                                    INTERNATIONAL OPPORTUNITIES
II                          BOND INDEX

                                                                      SUBACCOUNT

                                   SUBACCOUNT

                                        -----------------------------------------------------
  --------------------------------
                                                                            2000

      1999     1998*          2000       1999      1998*
                                        --------------------------------
  --------   -------   -----------   --------   --------

Increase (decrease) in net assets from operations:

 Net investment income. .               $                          2,256   $
   438   $    57   $     3,277   $  2,701    $   285
 Net realized gain (loss)                                          1,228
       196       (16)         (875)    (1,613)       (26)
 Net unrealized appreciation

  (depreciation) during the period                                (3,402)
   20,203      (303)        2,959     (1,753)      (147)
                                        --------------------------------
  --------   -------   -----------   --------    -------
Net increase (decrease) in net assets
 resulting from operations                                            82
    20,837      (262)        5,361       (665)       112
From policyholder transactions:
 Net premiums from policyholders                                 163,951
   125,955    17,519        13,572     80,921     16,730
 Net benefits to policyholders                                   (57,384)
  (15,572)     (762)       (6,663)   (20,596)    (2,293)
 Net increase in policy loans                                         --
        --        --            --         --         --
                                        --------------------------------
  --------   -------   -----------   --------    -------
Net increase in net assets resulting
 from policyholder transactions                                  106,567
   110,383    16,757         6,909     60,325     14,437
                                        --------------------------------
  --------   -------   -----------   --------    -------
Net increase in net assets                                       106,649
   131,220    16,495        12,270     59,660     14,549
Net assets at beginning of period                                147,715
    16,495        --        74,209     14,549         --
                                        --------------------------------
  --------   -------   -----------   --------    -------

Net assets at end of period             $                        254,364
  $147,715   $16,495   $    86,479   $ 74,209    $14,549
                                        ================================
  ========   =======   ===========   ========    =======

---------
* From May 1, 1998 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                        YEARS AND PERIODS ENDED JUNE 30,



                              SMALL/MID CAP CORE                 HIGH YIELD BOND
                                  SUBACCOUNT                        SUBACCOUNT
                        ------------------------------
  --------------------------------
                          2000       1999      1998*        2000       1999
       1998*
                        ---------  ---------  ---------  -----------  --------
 ------------

Increase (decrease) in net assets from operations:

 Net investment income

  (loss). . . . . . .   $   (118)  $  6,364   $    (48)  $   19,613   $ 2,791
   $      48
 Net realized gain

  (loss). . . . . . .        426      1,093     (1,957)      (9,114)     (396)
       (108)

Net unrealized
 appreciation
 (depreciation)

 during the period. .     (2,399)     4,719      1,888        1,038    (1,172)
        (19)

                        --------   --------   --------   ----------   -------
   ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     (2,091)    12,176       (117)      11,537     1,223
         (79)

From policyholder
 transactions:
 Net premiums from

  policyholders . . .     94,470     44,493     52,673    1,328,320    69,375
     108,274

 Net benefits to

  policyholders . . .        854    (12,003)   (19,857)     (60,714)       --
    (102,742)

 Net increase in

  policy loans. . . .         --         --         --           --        --
          --
                        --------   --------   --------   ----------   -------
   ---------
Net increase in net
 assets resulting from
 policyholder

 transactions . . . .     95,324     32,490     32,816    1,267,606    69,375
       5,532

                        --------   --------   --------   ----------   -------
   ---------
Net increase in net
 assets . . . . . . .     93,232     44,666     32,699    1,279,143    70,598
       5,453

Net assets at

 beginning of period.     77,365     32,699         --       76,051     5,453
          --
                        --------   --------   --------   ----------   -------
   ---------
Net assets at end of
 period . . . . . . .   $170,598   $ 77,365   $ 32,699   $1,355,194   $76,051
   $   5,543

                        ========   ========   ========   ==========   =======
   =========


                                                         CLIFTON ENHANCED
                                                      U.S. EQUITY SUBACCOUNT
                                                      -----------------------
                                                         2000         1999**
                                                      -----------  ------------
Increase (decrease) in net assets from operations:
 Net investment income. . . . . . . . . . . . . . .    $   614       $ 1,374
 Net realized gain. . . . . . . . . . . . . . . . .        292            11
 Net unrealized appreciation (depreciation) during
  the period. . . . . . . . . . . . . . . . . . . .       (958)        1,285
                                                       -------       -------
Net increase (decrease) in net assets resulting from
 operations . . . . . . . . . . . . . . . . . . . .        (52)        2,670
From policyholder transactions:
 Net premiums from policyholders. . . . . . . . . .     15,980        15,505
 Net benefits to policyholders. . . . . . . . . . .     (8,287)           --
 Net increase in policy loans . . . . . . . . . . .         --            --
                                                       -------       -------
Net increase in net assets resulting from
 policyholder transactions. . . . . . . . . . . . .      7,693        15,505
                                                       -------       -------
Net increase in net assets. . . . . . . . . . . . .      7,641        18,175

Net assets at beginning of period . . . . . . . . .     18,175            --
                                                       -------       -------
Net assets at end of period . . . . . . . . . . . .    $25,816       $18,175
                                                       =======       =======

---------
* From May 1, 1998 (commencement of operations). ** From May 1, 1999 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                     YEARS AND PERIODS ENDED JUNE 30, 2000

1. ORGANIZATION

  John Hancock Mutual Variable Life Insurance Account UV (the Account) is a separate investment account of John Hancock Life Insurance Company (JHLICO or John Hancock). John Hancock Mutual Variable Life Insurance Account UV was formed to fund variable life insurance policies (Policies) issued by JHLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Active Bond (formerly, Sovereign Bond), International Equity Index, Small Cap Growth, Global Balanced (formerly, International Balanced), Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, International Opportunities II (formerly, Global Equity), Bond Index, Small/Mid Cap CORE, High Yield Bond and Clifton Enhanced U.S. Equity Portfolios (formerly, Enhanced U.S. Equity Portfolios.) Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Policies funded in the Account. Currently, JHLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

 Expenses

  JHLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily.

3. TRANSACTIONS WITH AFFILIATES

  JHLICO acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHLICO or the Fund.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at June 30, 2000 were as follows:


          PORTFOLIO             SHARES OWNED     COST          VALUE
          ---------             ------------  -----------  --------------
Large Cap Growth. . . . . . .      1,688,303   37,865,715   $ 48,724,465
Active Bond . . . . . . . . .      7,988,760   79,082,802     73,025,493
International Equity Index. .        385,177    6,423,009      7,123,296
Small Cap Growth. . . . . . .        380,180    4,812,891      7,666,668
Global Balanced . . . . . . .         17,540      185,375        177,025
Mid Cap Growth. . . . . . . .        619,812   14,180,987     17,365,257
Large Cap Value . . . . . . .        743,931   10,201,568      9,694,756
Money Market. . . . . . . . .      2,105,302   21,064,045     21,053,018
Mid Cap Value . . . . . . . .        462,517    6,608,805      6,233,979
Small/Mid Cap Growth. . . . .        365,644    5,532,048      5,570,881
Real Estate Equity. . . . . .        338,700    4,899,244      4,294,336
Growth & Income . . . . . . .     15,313,823  237,723,202    303,554,525
Managed . . . . . . . . . . .      6,819,945   95,495,007    105,001,203
Short-Term U.S Government . .         27,289      280,710        264,753
Small Cap Value . . . . . . .        368,648    4,249,570      4,036,903
International Opportunities .        552,795    7,448,954      8,034,392
Equity Index. . . . . . . . .        893,927   16,117,504     18,094,530
Global Bond . . . . . . . . .         96,559      991,751        962,569
Turner Core Growth. . . . . .         17,213      192,884        410,353
Brandes International Equity.         59,822      390,107        954,757
Frontier Capital Appreciation         29,358      398,053        695,498
Emerging Markets Equity . . .         93,465    1,094,319      1,067,137
International Opportunities II        21,167      237,674        254,192
Bond Index. . . . . . . . . .          9,198       87,036         86,010
Small/Mid Cap Core. . . . . .         16,556      159,144        170,344
High Yield Bond . . . . . . .        159,321    1,355,765      1,346,012
Clifton Enhanced US Equity. .          1,297       17,171         25,816

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

4. DETAILS OF INVESTMENTS (CONTINUED)

  Purchases, including reinvestment of dividend distributions and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1999, were as follows:


                 PORTFOLIO                   PURCHASES     SALES
                 ---------                   ---------  -----------
Large Cap Growth . . . . . . . . . . . . .   5,805,669   1,154,899
Active Bond. . . . . . . . . . . . . . . .   6,550,840   3,882,555
International Equity Index . . . . . . . .   1,023,224     318,367
Small Cap Growth . . . . . . . . . . . . .   3,126,744   1,421,888
Global Balanced. . . . . . . . . . . . . .      43,815      55,650
Mid Cap Growth . . . . . . . . . . . . . .   6,467,261   1,916,183
Large Cap Value. . . . . . . . . . . . . .   2,921,252   1,126,241
Money Market . . . . . . . . . . . . . . .   5,277,891   2,565,018
Mid Cap Value. . . . . . . . . . . . . . .   1,847,890     564,458
Small/Mid Cap Growth . . . . . . . . . . .     426,328     767,119
Real Estate Equity . . . . . . . . . . . .     457,831     355,824
Growth & Income. . . . . . . . . . . . . .   6,927,550   8,089,835
Managed. . . . . . . . . . . . . . . . . .   4,713,065   5,215,503
Short-Term U.S Government. . . . . . . . .      57,738      30,057
Small Cap Value. . . . . . . . . . . . . .     880,388     309,121
International Opportunities. . . . . . . .   4,915,259     355,929
Equity Index . . . . . . . . . . . . . . .   4,825,408     985,688
Global Bond. . . . . . . . . . . . . . . .     238,197     114,270
Turner Core Growth . . . . . . . . . . . .           0           0
Brandes International Equity . . . . . . .           0           0
Frontier Capital Appreciation. . . . . . .           0           0
Emerging Markets Equity. . . . . . . . . .     812,522      87,227
International Opportunities II . . . . . .     115,810       6,982
Bond Index . . . . . . . . . . . . . . . .     146,866     136,679
Small/Mid Cap Core . . . . . . . . . . . .      98,036       8,982
High Yield Bond. . . . . . . . . . . . . .   1,527,409     240,168
Clifton Enhanced US Equity . . . . . . . .           0           0

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

5. NET ASSETS

  Accumulation shares attributable to net assets of policyholders and accumulation share values for each subaccount at December 31, 1999 were as follows:


                                    VLI CLASS #1                 MVL CLASS #3
                FLEX CLASS #4
                             ---------------------------
 ---------------------------  ----------------------------
                             ACCUMULATION  ACCUMULATION   ACCUMULATION
 ACCUMULATION   ACCUMULATION    ACCUMULATION
         PORTFOLIO              SHARES     SHARES VALUES     SHARES     SHARES
VALUES     SHARES       SHARESVALUES
         ---------           ------------  -------------  ------------
 -------------  ------------    ------------
Large Cap Growth . . . . .        0              0           40,237
       $83.98            331,963   $       83.98
Active Bond. . . . . . . .        0              0           17,005
        24.41          1,308,502           24.41
International Equity Index        0              0           18,140
        26.08            148,553           26.08
Small Cap Growth . . . . .        0              0           65,672
        22.82            231,279           22.82
Global Balanced. . . . . .        0              0            7,023
        12.67              3,583           12.67
Mid Cap Growth . . . . . .        0              0          130,455
        34.02            318,089           34.02
Large Cap Value. . . . . .        0              0           56,833
        15.74            500,501           15.74
Money Market . . . . . . .        0              0           74,235
        18.58            622,010           18.58
Mid Cap Value. . . . . . .        0              0           54,304
        14.82            316,883           14.82
Small/Mid Cap Growth . . .        0              0           24,651
        21.43            221,741           21.43
Real Estate Equity . . . .        0              0           12,087
        25.09            106,985           25.09
Growth & Income. . . . . .        0              0          118,112
        67.63          1,905,323           67.63
Managed. . . . . . . . . .        0              0           49,090
        41.02          1,192,354           40.02
Short-Term Bond. . . . . .        0              0              226
        13.34             13,886           13.34
Small Cap Value. . . . . .        0              0           34,134
        12.43            259,898           12.43
International Opportunities       0              0           19,177
        15.85            462,709           15.85
Equity Index . . . . . . .        0              0          213,813
        22.90            468,851           22.90
Global Bond. . . . . . . .        0              0           24,481
        12.51             40,686           12.51
Turner Core Growth . . . .        0              0            3,464
        27.61             11,391           27.61
Brandes International

 Equity. . . . . . . . . .        0              0           14,801
        17.80             27,349           17.80
Frontier Capital

 Appreciation. . . . . . .        0              0            1,424
        24.26             21,994           24.26
Emerging Markets Equity. .        0              0           18,570
        11.88             59,253           11.88
International

 Opportunities II. . . . .        0              0            7,894
        12.21              2,796           12.21
Bond Index . . . . . . . .        0              0            5,047
        10.72              2,752           10.72
Small/Mid Cap CORE . . . .        0              0            2,148
        11.27                535           11.27
High Yield Bond. . . . . .        0              0           14,488
         9.88            119,283            9.88
Clifton Enhanced U.S.
 Equity. . . . . . . . . .        0              0            2,006
        12.87                  0           12.87

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV


                                        FLEX II CLASS #5
                       VEP CLASS #7                 VEP CLASS #8
                          ---------------------------------------------
 ---------------------------  ---------------------------
                             ACCUMULATION           ACCUMULATION
        ACCUMULATION  ACCUMULATION   ACCUMULATION   ACCUMULATION
       PORTFOLIO                SHARES              SHARESVALUES
           SHARES     SHARES VALUES     SHARES      SHARES VALUES
       ---------             ------------           ------------
        ------------  -------------  ------------   -------------
Large Cap Growth. . . .               22,632  $                   83.98
    15,704        $36.03         14,153         $36.15
Active Bond . . . . . .               10,373                      24.41
     8,570         14.22          5,773          14.26
International Equity

 Index. . . . . . . . .                8,993                      26.08
    13,138         16.58          6,389          16.64
Small Cap Growth. . . .               28,326                      22.82
     8,805         22.80          1,870          22.84
Global Balanced . . . .                3,145                      12.67
       251         12.66              0          12.68
Mid Cap Growth. . . . .               35,455                      34.02
     1,417         33.98         12,104          34.05
Large Cap Value . . . .               37,255                      15.74
    11,308         15.73         10,691          15.76
Money Market. . . . . .                7,353                      18.58
    40,065         13.43         20,590          13.45
Mid Cap Value . . . . .               25,255                      14.82
    23,636         14.81            747          14.84
Small/Mid Cap Growth. .                6,480                      21.43
     2,422         21.40          4,637          21.46
Real Estate Equity. . .                7,129                      25.09
       588         16.32              0          16.37
Growth & Income . . . .               62,231                      67.63
    68,339         30.67         25,579          30.77
Managed . . . . . . . .               27,064                      40.02
    15,758         21.07          9,908          23.14
Short-Term Bond . . . .                2,818                      13.34
       904         13.32              0          13.36
Small Cap Value . . . .               21,123                      12.43
     8,537         12.41          1,607          12.44
International

 Opportunities. . . . .               10,708                      15.85
     8,879         15.83          5,760          15.87
Equity Index. . . . . .               62,333                      22.90
    27,531         22.87         18,207          22.92
Global Bond                            7,666                      12.51
     4,409         12.50              0          12.53
Turner Core Growth. . .                    0                      27.61
         0         29.67              0          29.74
Brandes International

 Equity . . . . . . . .                  550                      17.80
       741         17.55         10,326          17.59
Frontier Capital

 Appreciation . . . . .                  288                      24.26
       231         26.14          4,347          26.20
Emerging Markets Equity                5,669                      11.88
     6,450         11.87              0          11.88
International

 Opportunities II . . .                  252                      12.21
     3,813         12.21              0          12.21
Bond Index. . . . . . .                  147                      10.72
       104         10.71             19          10.72
Small/Mid Cap CORE. . .                  124                      11.27
    12,342         11.26              0          11.27
High Yield Bond . . . .                1,696                       9.88
     1,716          9.87             21           9.88
Clifton Enhanced U.S.
 Equity . . . . . . . .                    0                      12.87
         0         16.98              0          17.00

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV


                                                         VEP CLASS #9
                                                  ---------------------------
                                                  ACCUMULATION   ACCUMULATION
                   PORTFOLIO                         SHARES      SHARES VALUES
                   ---------                      ------------   -------------
Large Cap Growth. . . . . . . . . . . . . . . .      2,006          $36.26
Active Bond . . . . . . . . . . . . . . . . . .          0           14.31
International Equity Index. . . . . . . . . . .          0           16.70
Small Cap Growth. . . . . . . . . . . . . . . .          0           22.89
Global Balanced . . . . . . . . . . . . . . . .          0           12.71
Mid Cap Growth. . . . . . . . . . . . . . . . .          0           34.12
Large Cap Value . . . . . . . . . . . . . . . .          0           15.79
Money Market. . . . . . . . . . . . . . . . . .          0           13.51
Mid Cap Value . . . . . . . . . . . . . . . . .          0           14.87
Small/Mid Cap Growth. . . . . . . . . . . . . .          0           21.58
Real Estate Equity. . . . . . . . . . . . . . .         17           16.43
Growth & Income . . . . . . . . . . . . . . . .      3,218           30.87
Managed . . . . . . . . . . . . . . . . . . . .          0           21.20
Short-Term Bond . . . . . . . . . . . . . . . .          0           13.40
Small Cap Value . . . . . . . . . . . . . . . .          0           12.46
International Opportunities . . . . . . . . . .          0           15.90
Equity Index. . . . . . . . . . . . . . . . . .          0           22.97
Global Bond . . . . . . . . . . . . . . . . . .                      12.55
Turner Core Growth. . . . . . . . . . . . . . .          0           29.80
Brandes International Equity. . . . . . . . . .          0           17.64
Frontier Capital Appreciation . . . . . . . . .          0           26.25
Emerging Markets Equity . . . . . . . . . . . .          0           11.89
International Opportunities II. . . . . . . . .      6,073           12.23
Bond Index. . . . . . . . . . . . . . . . . . .          0           10.73
Small/Mid Cap CORE. . . . . . . . . . . . . . .          0           11.28
High Yield Bond . . . . . . . . . . . . . . . .          0            9.89
Clifton Enhanced U.S. Equity. . . . . . . . . .          0           17.03

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



To the Policyholders of

John Hancock Mutual Variable Life Insurance Account UV of John Hancock Mutual Life Insurance Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Mutual Variable Life Insurance Account UV (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High-Yield Bond and Enhanced U.S. Equity Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Mutual Variable Life Insurance Account UV at December 31, 1999, the results of their operations and changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2000

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 1999


                         LARGE CAP    SOVEREIGN   INTERNATIONAL  SMALL CAP
    INTERNATIONAL

                          GROWTH        BOND      EQUITY INDEX     GROWTH
       BALANCED

                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
    SUBACCOUNT

                        -----------  -----------  -------------  ----------
 -----------------
ASSETS

Cash  . . . . . . . .   $     4,878  $     8,824   $       777   $      493
    $       23
Investments in shares

 of portfolios of John
 Hancock Variable
 Series Trust I, at

 value. . . . . . . .    41,460,815   70,640,632     6,854,257    4,511,934
       200,368

Investments in shares
 of portfolios of M

 Fund Inc., at value             --           --            --           --
            --
Policy loans and
 accrued interest

 receivable . . . . .     2,567,621   10,248,950       326,736           --
            --
Receivable from:
 John Hancock Variable

  Series Trust I  . .        12,029       21,016         3,262        2,588
             3

 M Fund Inc.  . . . .            --           --            --           --
            --
                        -----------  -----------   -----------   ----------
    ----------
Total assets. . . . .    44,045,343   80,919,422     7,185,032    4,515,015
       200,394

LIABILITIES

Payable to John
 Hancock Mutual Life

 Insurance Company. .        11,330       19,753         3,148        2,515
            --
Asset charges payable         5,576       10,087           890          566
            26

                        -----------  -----------   -----------   ----------
    ----------
Total liabilities . .        16,906       29,840         4,038        3,081
            26

                        -----------  -----------   -----------   ----------
    ----------
Net assets  . . . . .   $44,028,437  $80,889,582   $ 7,180,994   $4,511,934
    $  200,368

                        ===========  ===========   ===========   ==========
    ==========


                                          MID CAP    LARGE CAP      MONEY
     MID CAP                  SMALL/MID CAP
                                          GROWTH       VALUE       MARKET
      VALUE                      GROWTH
                                        SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
  SUBACCOUNT                 SUBACCOUNT
                                        -----------  ----------  -----------
 ----------  -----------------------------------------
ASSETS

Cash  . . . . . . . . . . . . . . . .   $     1,515  $      941  $        11  $
     532                                $      612
Investments in shares of portfolios of
 John Hancock Variable Series Trust I,
 at value . . . . . . . . . . . . . .    13,609,575   8,262,786   18,351,172
  4,701,632                                 5,486,044
Investments in shares of portfolios of
 M Fund Inc., at value  . . . . . . .            --          --           --
         --                                        --
Policy loans and accrued interest
 receivable . . . . . . . . . . . . .            --          --    2,153,219
         --                                        --
Receivable from:
 John Hancock Variable Series Trust I         5,644       1,207        7,868
      2,755                                     2,116
 M Fund Inc.  . . . . . . . . . . . .            --          --           --
         --                                        --
                                        -----------  ----------  -----------
 ----------   ---------------------------------------
Total assets  . . . . . . . . . . . .    13,616,734   8,264,934   20,512,270
  4,704,919                                 5,488,772
LIABILITIES

Payable to John Hancock Mutual Life

 Insurance Company  . . . . . . . . .         5,423       1,072        7,543
      2,678                                     2,026
Asset charges payable . . . . . . . .         1,737       1,075        1,621
        609                                       702
                                        -----------  ----------  -----------
 ----------   ---------------------------------------
Total liabilities . . . . . . . . . .         7,160       2,147        9,164
      3,287                                     2,728
                                        -----------  ----------  -----------
 ----------   ---------------------------------------
Net assets  . . . . . . . . . . . . .   $13,609,574  $8,262,787  $20,503,106
 $4,701,632                                $5,486,044
                                        ===========  ==========  ===========
 ==========   =======================================

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                                DECEMBER 31, 1999


                        REAL ESTATE    GROWTH&                   SHORT-TERM
    SMALL CAP
                          EQUITY        INCOME       MANAGED        BOND
        VALUE

                        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
  SUBACCOUNT

                        -----------  ------------  ------------  -----------
 ------------

ASSETS

Cash  . . . . . . . .   $      444   $     36,737  $     12,274   $     27     $
     387

Investments in shares

 of portfolios of John
 Hancock Variable
 Series Trust I, at

 value. . . . . . . .    3,800,017    307,871,384   106,178,553    238,913
     3,467,391

Investments in shares of portfolios of M Fund Inc.,

 at value . . . . . .           --             --            --         --
            --
Policy loans and
 accrued interest

 receivable . . . . .      230,080     32,628,714    12,951,552         --
            --
Receivable from:  . .
 John Hancock Variable
  Series Trust I  . .        1,091         56,249        48,999         64
           103

 M Fund Inc.  . . . .           --             --            --         --
            --
                        ----------   ------------  ------------   --------
    ----------
Total assets  . . . .    4,031,632    340,593,084   119,191,378    239,004
     3,467,881

LIABILITIES

Payable to John
 Hancock Mutual Life
 Insurance

 Company  . . . . . .        1,027         50,987        47,141         60
            46

Asset charges payable          505         42,000        14,818         31
           443

                        ----------   ------------  ------------   --------
    ----------
Total liabilities . .        1,532         92,987        61,959         91
           489

                        ----------   ------------  ------------   --------
    ----------
Net assets  . . . . .   $4,030,100   $340,500,097  $119,129,419   $238,913
    $3,467,392

                        ==========   ============  ============   ========
    ==========


                                                                                                                        BRANDES

                                             INTERNATIONAL    EQUITY
               GLOBAL               TURNER      INTERNATIONAL
                                             OPPORTUNITIES     INDEX
                BOND              CORE GROWTH      EQUITY
                                              SUBACCOUNT    SUBACCOUNT
           SUBACCOUNT           SUBACCOUNT     SUBACCOUNT
                                             -------------  -----------
 ----------------------------  -----------  ---------------
ASSETS

Cash . . . . . . . . . . . . . . . . . . .    $      406    $     1,634
                     $     87   $     29       $     59
Investments in shares of portfolios of John
 Hancock Variable Series Trust I, at value     3,628,943     14,406,079
                      829,719         --             --
Investments in shares of portfolios of M Fund Inc.,

 at value  . . . . . . . . . . . . . . . .            --             --
                           --    257,807        525,501
Policy loans and accrued interest
 receivable. . . . . . . . . . . . . . . .            --             --
                           --         --             --
Receivable from: . . . . . . . . . . . . .
 John Hancock Variable Series Trust I  . .         1,276          7,201
                           28         --             --
 M Fund Inc. . . . . . . . . . . . . . . .            --             --
                           --          4              9
                                              ----------    -----------
 ----------------------------   --------       --------
Total assets . . . . . . . . . . . . . . .     3,630,625     14,414,914
                      829,834    257,840        525,569
LIABILITIES

Payable to John Hancock Mutual Life
 Insurance

 Company . . . . . . . . . . . . . . . . .         1,217          6,965
                           15         --             --
Asset charges payable  . . . . . . . . . .           465          1,870
                          101         33             67
                                              ----------    -----------
 ----------------------------   --------       --------
Total liabilities  . . . . . . . . . . . .         1,682          8,835
                          116         33             67
                                              ----------    -----------
 ----------------------------   --------       --------
Net assets . . . . . . . . . . . . . . . .    $3,628,943    $14,406,079
                     $829,718   $257,807       $525,502
                                              ==========    ===========
 ============================   ========       ========

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                                DECEMBER 31, 1999


                        FRONTIER CAPITAL     EMERGING
                          APPRECIATION    MARKETS  EQUITY  GLOBAL EQUITY   BOND
INDEX

                           SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
    SUBACCOUNT

                        ----------------  ---------------  -------------
 ------------
ASSETS

Cash  . . . . . . . .       $     50         $     48        $     16       $
    8

Investments in shares

 of portfolios of John
 Hancock Variable
 Series Trust I, at

 value. . . . . . . .             --          437,812         147,715
       74,210

Investments in shares
 of portfolios of M

 Fund Inc., at value         453,983               --              --
           --
Policy loans and
 accrued interest

 receivable . . . . .             --               --              --
           --
Receivable from:  . .
 John Hancock Variable
  Series Trust I  . .             --            1,808               2
            1

 M Fund Inc.  . . . .              7               --              --
           --
                            --------         --------        --------
      -------
Total assets  . . . .        454,040          439,668         147,733
       74,219

LIABILITIES

Payable to John
 Hancock Mutual Life

 Insurance Company  .             --            1,801              --
           --
Asset charges payable             57               55              18
           10

                            --------         --------        --------
      -------
Total liabilities . .             57            1,856              18
           10

                            --------         --------        --------
      -------
Net assets  . . . . .       $453,983         $437,812        $147,715
      $74,209

                            ========         ========        ========
      =======


                                     SMALL/MID CAP  HIGH YIELD   ENHANCED U.S.
                                         CORE          BOND         EQUITY
                                      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                     -------------  ----------  ---------------
ASSETS

Cash . . . . . . . . . . . . . . .      $     9      $     9        $     2
Investments in shares of portfolios
 of John Hancock Variable Series

 Trust I, at value . . . . . . . .       77,365       76,051             --
Investments in shares of portfolios
 of M Fund Inc., at value  . . . .           --           --         18,175
Policy loans and accrued interest
 receivable. . . . . . . . . . . .           --           --             --
Receivable from: . . . . . . . . .
 John Hancock Variable Series Trust

  I. . . . . . . . . . . . . . . .            1            1             --
 M Fund Inc. . . . . . . . . . . .           --           --             --
                                        -------      -------        -------
Total assets . . . . . . . . . . .       77,375       76,061         18,177
LIABILITIES

Payable to John Hancock Mutual Life

 Insurance Company . . . . . . . .           --           --             --
Asset charges payable  . . . . . .           10           10              2
                                        -------      -------        -------
Total liabilities  . . . . . . . .           10           10              2
                                        -------      -------        -------
Net assets . . . . . . . . . . . .      $77,365      $76,051        $18,175
                                        =======      =======        =======


See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                             STATEMENT OF OPERATIONS

                      YEARS AND PERIODS ENDED DECEMBER 31,



                           LARGE CAP GROWTH SUBACCOUNT            SOVEREIGN BOND
SUBACCOUNT

                        ----------------------------------
 -------------------------------------
                           1999        1998        1997        1999
         1998          1997
                        ----------  ----------  ----------  ------------
 -----------  -------------
Investment income:
Distributions received

 from:
 John Hancock Variable

  Series Trust I  . .   $6,381,711  $2,836,032  $1,686,429  $ 5,184,234
  $5,266,576    $4,454,173
 M Fund Inc.  . . . .           --          --          --           --
          --            --
Interest income on

 policy loans . . . .      161,454     128,186     103,747      750,673
     727,807       696,074
                        ----------  ----------  ----------  -----------
  ----------    ----------
Total investment

 income . . . . . . .    6,543,165   2,964,218   1,790,176    5,934,907
   5,994,383     5,150,247
Expenses:
 Mortality and expense

  risks . . . . . . .      213,770     143,859      99,710      452,925
     415,570       370,612
                        ----------  ----------  ----------  -----------
  ----------    ----------
Net investment income    6,329,395   2,820,359   1,690,466    5,481,982
   5,578,813     4,779,635
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .    1,146,308     433,509     292,430     (388,883)
   (142,628)     (230,607)
 Net unrealized
  appreciation
  (depreciation)

  during the period .      320,087   4,558,660   2,142,494   (5,439,148)
   (102,600)    1,277,686
                        ----------  ----------  ----------  -----------
  ----------    ----------
Net realized and
 unrealized gain

 (loss) on investments   1,466,395   4,992,169   2,434,924   (5,828,031)
   (245,228)    1,047,079
                        ----------  ----------  ----------  -----------
  ----------    ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $7,795,790  $7,812,528  $4,125,390  $  (346,049)
 $5,333,585    $5,826,714
                        ==========  ==========  ==========  ===========
  ==========    ==========


                        INTERNATIONAL EQUITY INDEX SUBACCOUNT     SMALL CAP
GROWTH SUBACCOUNT
                        --------------------------------------
 ------------------------------
                            1999         1998        1997          1999
      1998       1997
                        ------------  ----------  ------------  ----------
 ---------  ----------
Investment income:
Distributions received

 from:
 John Hancock Variable

  Series Trust I  . .    $  212,869    $743,339    $ 195,240    $  543,433  $
    --    $   436
 M Fund Inc.  . . . .            --          --           --            --
       --         --
Interest income on

 policy loans . . . .        20,538      17,802       15,746            --
       --         --
                         ----------    --------    ---------    ----------
 --------    -------
Total investment

 income . . . . . . .       233,407     761,141      210,986       543,433
       --        436
Expenses:
 Mortality and expense

  risks . . . . . . .        32,838      26,542       24,261        15,809
    8,233      4,231
                         ----------    --------    ---------    ----------
 --------    -------
Net investment income

 (loss) . . . . . . .       200,569     734,599      186,725       527,624
   (8,233)    (3,795)
Net realized and unrealized gain (loss) on investments:

 Net realized gain  .        62,140      52,891       50,829        48,210
   21,741      6,475
 Net unrealized
  appreciation
  (depreciation)

  during the period .     1,295,768      13,239     (463,778)    1,125,829
  204,674     92,108
                         ----------    --------    ---------    ----------
 --------    -------

Net realized and
 unrealized gain

 (loss) on investments    1,357,908      66,130     (412,949)    1,174,039
  226,415     98,583
                         ----------    --------    ---------    ----------
 --------    -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    $1,558,477    $800,729    $(226,224)   $1,701,663
 $218,182    $94,788
                         ==========    ========    =========    ==========
 ========    =======

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                      YEARS AND PERIODS ENDED DECEMBER 31,



                        INTERNATIONAL BALANCED SUBACCOUNT       MID CAP GROWTH
SUBACCOUNT

                        ----------------------------------
 --------------------------------
                          1999        1998        1997         1999        1998
       1997
                        ----------  ---------  -----------  ----------
 ----------  -----------
Investment income:
Distributions received

 from:
 John Hancock Variable

  Series Trust I  . .   $ 17,211    $ 12,240   $   3,972    $1,373,009  $
 130,303         --

 M Fund Inc.  . . . .         --          --          --            --
         --         --
Interest income on

 policy loans . . . .         --          --          --            --
         --         --
                        --------    --------   ---------    ----------
 ----------   --------
Total investment

 income . . . . . . .     17,211      12,240       3,972     1,373,009
    130,303         --
Expenses:
 Mortality and expense

  risks . . . . . . .      1,267         826         392        34,834
      5,242      2,164
                        --------    --------   ---------    ----------
 ----------   --------
Net investment income

 (loss) . . . . . . .     15,944      11,414       3,580     1,338,175
    125,061     (2,164)
Net realized and unrealized gain (loss) on investments:

 Net realized gain  .      1,061       1,050         429       420,826
     26,192      5,866
 Net unrealized
  appreciation
  (depreciation)

  during the period .     (8,559)     12,294      (4,312)    4,283,452
    193,946     66,874
                        --------    --------   ---------    ----------
 ----------   --------
Net realized and
 unrealized gain

 (loss) on investments    (7,498)     13,344      (3,883)    4,704,278
    220,138     72,740
                        --------    --------   ---------    ----------
 ----------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  8,446    $ 24,758   $    (303)   $6,042,453  $
 345,199   $ 70,576
                        ========    ========   =========    ==========
 ==========   ========


                         LARGE CAP VALUE SUBACCOUNT         MONEY MARKET
SUBACCOUNT

                        ------------------------------
 --------------------------------
                          1999        1998      1997       1999        1998
       1997
                        ----------  --------  --------  ----------  ----------
 ----------
Investment income:
Distributions received

 from:
 John Hancock Variable

  Series Trust I  . .   $ 511,132   $185,232  $ 57,265  $1,134,371  $2,249,510
  $641,356

 M Fund Inc.  . . . .          --         --        --          --          --
        --
Interest income on

 policy loans . . . .          --         --        --     155,491     154,162
   148,802

                        ---------   --------  --------  ----------  ----------
  --------
Total investment

 income . . . . . . .     511,132    185,232    57,265   1,289,862   2,403,672
   790,158
Expenses:

 Mortality and expense

  risks . . . . . . .      36,983     15,356     3,303     146,758     263,735
    81,437

                        ---------   --------  --------  ----------  ----------
  --------
Net investment income     474,149    169,876    53,962   1,143,104   2,139,937
   708,721

Net realized and unrealized gain (loss) on investments:

 Net realized gain  .     123,242     68,953    17,858          --          --
        --
 Net unrealized
  appreciation


  (depreciation)
  during the period .    (499,454)    64,132    80,036          --          --
        --
                        ---------   --------  --------  ----------  ----------
  --------
Net realized and
 unrealized gain

 (loss) on investments   (376,212)   133,085    97,894          --          --
        --
                        ---------   --------  --------  ----------  ----------
  --------
Net increase in net
 assets resulting from
 operations . . . . .   $  97,937   $302,961  $151,856  $1,143,104  $2,139,937
  $708,721

                        =========   ========  ========  ==========  ==========
  ========

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                      YEARS AND PERIODS ENDED DECEMBER 31,



                            MID CAP VALUE  SUBACCOUNT          SMALL/MID CAP
GROWTH SUBACCOUNT
                        ----------------------------------
 --------------------------------------
                          1999         1998         1997       1999
         1998          1997
                        ----------  ------------  --------  ------------
 -----------  --------------
Investment income:
Distributions received

 from:
 John Hancock Variable

  Series Trust I  . .   $  30,563   $    53,920   $150,951  $   840,786   $
   93,281   $   407,765
 M Fund Inc.  . . . .          --            --         --           --
           --            --
Interest income on

 policy loans . . . .          --            --         --           --
           --            --
                        ---------   -----------   --------  -----------
  -----------   -----------
Total investment

 income . . . . . . .      30,563        53,920    150,951      840,786
       93,281       407,765
Expenses:
 Mortality and expense

  risks . . . . . . .      28,106        34,857      7,632       30,491
       26,942        22,030
                        ---------   -----------   --------  -----------
  -----------   -----------
Net investment income       2,457        19,063    143,319      810,295
       66,339       385,735
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .    (547,518)       74,634     10,646       16,952
       33,249       276,956
 Net unrealized
  appreciation
  (depreciation)

  during the period .     657,486      (944,401)   145,409     (590,295)
     126,465      (477,912)
                        ---------   -----------   --------  -----------
  -----------   -----------
Net realized and
 unrealized gain

 (loss) on investments    109,968      (869,767)   156,055     (573,343)
     159,714      (200,956)
                        ---------   -----------   --------  -----------
  -----------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ 112,425   $  (850,704)  $299,374  $   236,952   $
  226,953   $   184,779
                        =========   ===========   ========  ===========
  ===========   ===========


                          REAL ESTATE EQUITY SUBACCOUNT          GROWTH & INCOME
SUBACCOUNT

                        ----------------------------------
 -------------------------------------
                          1999         1998         1997       1999         1998
         1997
                        ----------  ------------  --------  -----------
 -----------  -------------
Investment income:
Distributions received

 from:
 John Hancock Variable

  Series Trust I  . .   $ 262,930   $   343,976   $330,296  $35,057,066
 $26,306,209   $25,377,474
 M Fund Inc.  . . . .          --            --         --           --
          --            --
Interest income on

 policy loans . . . .      17,361        17,260     15,261    2,279,107
   1,996,131     1,728,054
                        ---------   -----------   --------  -----------
 -----------   -----------
Total investment

 income . . . . . . .     280,291       361,236    345,557   37,336,173
  28,302,340    27,105,528
Expenses:
 Mortality and expense

  risks . . . . . . .      24,900        33,890     25,420    1,779,482
   1,466,469     1,136,268
                        ---------   -----------   --------  -----------
 -----------   -----------
Net investment income     255,391       327,346    320,137   35,556,691
  26,835,871    25,969,260
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .    (168,994)      158,205    181,015    5,502,422
   3,223,935     1,982,518
 Net unrealized
  appreciation
  (depreciation)

  during the period .    (220,380)   (1,546,717)   165,392    2,405,417
  32,918,552    18,247,212
                        ---------   -----------   --------  -----------
 -----------   -----------
Net realized and
 unrealized gain

 (loss) on investments   (389,374)   (1,388,512)   346,407    7,907,839
  36,142,487    20,229,730
                        ---------   -----------   --------  -----------
 -----------   -----------

Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(133,983)  $(1,061,166)  $666,544  $43,464,530
 $62,978,358   $46,198,990
                        =========   ===========   ========  ===========
 ===========   ===========

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                      YEARS AND PERIODS ENDED DECEMBER 31,



                                 MANAGED SUBACCOUNT                SHORT-TERM
BOND SUBACCOUNT
                        --------------------------------------
 ---------------------------------
                           1999          1998         1997        1999
       1998         1997
                        ------------  -----------  -----------  ----------
 ---------  -------------
Investment income:
Distributions received

 from:
 John Hancock Variable

  Series Trust I  . .   $ 9,998,433   $ 9,347,788  $ 7,891,222  $  15,539   $
27,350    $1,036,747
 M Fund Inc.  . . . .            --                         --         --
        --            --
Interest income on

 policy loans . . . .       953,686       854,487      768,231         --
        --            --
                        -----------   -----------  -----------  ---------
  --------    ----------
Total investment

 income . . . . . . .    10,952,119    10,202,275    8,659,453     15,539
    27,350     1,036,747
Expenses:
 Mortality and expense

  risks . . . . . . .       649,802       577,276      497,030      1,497
     2,680       121,572
                        -----------   -----------  -----------  ---------
  --------    ----------
Net investment income    10,302,317     9,624,999    8,162,423     14,042
    24,670       915,175
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .       996,546       791,245      437,661     (8,638)
      265       (27,616)
 Net unrealized
  appreciation
  (depreciation)

  during the period .    (2,108,530)    6,629,458    4,941,061     (2,442)
   (4,247)      226,435
                        -----------   -----------  -----------  ---------
  --------    ----------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .    (1,111,984)    7,420,703    5,378,722    (11,080)
   (3,982)      198,819
                        -----------   -----------  -----------  ---------
  --------    ----------
Net increase in net
 assets resulting from
 operations . . . . .   $ 9,190,333   $17,045,702  $13,541,145  $   2,962   $
20,688    $1,113,994
                        ===========   ===========  ===========  =========
  ========    ==========


                           SMALL CAP VALUE SUBACCOUNT       INTERNATIONAL
OPPORTUNITIES SUBACCOUNT
                        --------------------------------
  ---------------------------------------
                          1999        1998        1997         1999
         1998           1997
                        ----------  ----------  ---------  ------------
 ------------  ---------------
Investment income:
Distributions received

 from:
 John Hancock Variable

  Series Trust I  . .   $  79,585   $  12,675   $ 95,844     $241,151      $
33,443       $  5,284
 M Fund Inc.  . . . .          --          --         --           --
           --             --
Interest income on

 policy loans . . . .          --          --         --           --
           --             --
                        ---------   ---------   --------     --------
     --------       --------
Total investment

 income . . . . . . .      79,585      12,675     95,844      241,151
       33,443          5,284
Expenses:
 Mortality and expense

  risks . . . . . . .      17,680      11,853      3,270       17,937
       21,581          1,697
                        ---------   ---------   --------     --------
     --------       --------
Net investment income      61,905         822     92,574      223,214
       11,862          3,587
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     (33,134)     29,257     19,812      155,412
       33,474          3,191
 Net unrealized
  appreciation
  (depreciation)

  during the period .    (148,401)   (105,331)   (12,804)     387,412
      272,314        (12,223)
                        ---------   ---------   --------     --------
     --------       --------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .    (181,535)    (76,074)     7,008      542,824
      305,788         (9,032)

                        ---------   ---------   --------     --------
     --------       --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(119,630)  $ (75,252)  $ 99,582     $766,038
     $317,650       $ (5,445)
                        =========   =========   ========     ========
     ========       ========

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                      YEARS AND PERIODS ENDED DECEMBER 31,



                            EQUITY INDEX SUBACCOUNT         GLOBAL BOND
SUBACCOUNT

                        --------------------------------
 ---------------------------
                           1999        1998       1997      1999      1998
     1997

                        ----------  ----------  --------  ---------  -------
 ---------
Investment income:
Distributions received

 from:
 John Hancock Variable

  Series Trust I  . .   $  593,325  $  185,267  $ 54,601  $ 37,862   $19,628   $
9,400

 M Fund Inc.  . . . .           --                    --        --        --
       --
Interest income on

 policy loans . . . .           --          --        --        --        --
       --
                        ----------  ----------  --------  --------   -------
  -------
Total investment

 income . . . . . . .      593,325     185,267    54,601    37,862    19,628
    9,400
Expenses:

 Mortality and expense

  risks . . . . . . .       63,950      27,141     5,346     4,084     1,979
      658

                        ----------  ----------  --------  --------   -------
  -------
Net investment income      529,375     158,126    49,255    33,778    17,649
    8,742

Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      271,978     443,879    14,525      (151)    3,991
      348

 Net unrealized
  appreciation
  (depreciation)

  during the period .    1,282,937     585,673   146,714   (52,953)    4,308
    1,260

                        ----------  ----------  --------  --------   -------
  -------
Net realized and
 unrealized gain

 (loss) on investments   1,554,915   1,029,552   161,239   (53,104)    8,299
    1,608

                        ----------  ----------  --------  --------   -------
  -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $2,084,290  $1,187,678  $210,494  $(19,326)  $25,948
  $10,350

                        ==========  ==========  ========  ========   =======
  =======


                         TURNER CORE GROWTH SUBACCOUNT    BRANDES INTERNATIONAL
EQUITY SUBACCOUNT
                        ------------------------------
  ----------------------------------------
                          1999       1998       1997         1999           1998
          1997
                        ---------  ---------  ---------  -------------
 ------------  ---------------
Investment income:
Distributions received

 from:
 John Hancock Variable

  Series Trust I  . .    $    --    $    --    $    --     $     --       $
   --        $    --
 M Fund Inc.  . . . .     19,328      2,231      6,373       16,354
       14,444          1,796
Interest income on

 policy loans . . . .         --         --         --           --
           --             --
                         -------    -------    -------     --------
      -------        -------
Total investment

 income . . . . . . .     19,328      2,231      6,373       16,354
       14,444          1,796
Expenses:
 Mortality and expense

  risks . . . . . . .      1,139        565        301        2,166
        1,158            684
                         -------    -------    -------     --------
      -------        -------
Net investment income     18,189      1,666      6,072       14,188
       13,286          1,112
Net realized and unrealized gain (loss) on investments:

 Net realized gain  .     26,736      2,780        839       11,526
          600            888
 Net unrealized
  appreciation
  (depreciation)

  during the period .     23,628     22,686      6,487      122,734
        8,581         (1,473)
                         -------    -------    -------     --------
      -------        -------

Net realized and
 unrealized gain

 (loss) on investments    50,364     25,466      7,326      134,260
        9,181           (585)
                         -------    -------    -------     --------
      -------        -------
Net increase in net
 assets resulting from
 operations . . . . .    $68,553    $27,132    $13,398     $148,448
      $22,467        $   527
                         =======    =======    =======     ========
      =======        =======

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                      YEARS AND PERIODS ENDED DECEMBER 31,



                        FRONTIER CAPITAL APPRECIATION     EMERGING MARKETS
EQUITY    GLOBAL EQUITY
                                  SUBACCOUNT                    SUBACCOUNT
            SUBACCOUNT

                        ------------------------------
  ------------------------   ---------------
                          1999        1998       1997        1999        1998*
      1999     1998*
                        ----------  ---------  --------  ------------
 -----------  -------  ---------
Investment income:
Distributions received
 from:
 John Hancock Variable

  Series Trust I  . .   $     --    $    --    $    --     $ 15,636      $    1
    $   816   $  117
 M Fund Inc.  . . . .     13,028     12,832      6,463           --          --
         --       --
Interest income on

 policy loans . . . .         --         --         --           --          --
         --       --
                        --------    -------    -------     --------      ------
    -------   ------
Total investment

 income . . . . . . .     13,028     12,832      6,463       15,636           1
        816      117
Expenses:
 Mortality and expense

  risks . . . . . . .      4,257     13,446      1,409          466           0
        378       60
                        --------    -------    -------     --------      ------
    -------   ------
Net investment income

 (loss) . . . . . . .      8,771       (614)     5,054       15,170           1
        438       57
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .    (59,550)    23,061      8,970        1,838          (1)
       196      (16)
 Net unrealized
  appreciation
  (depreciation)

  during the period .     89,369       (840)    32,469       92,713         (48)
    20,203     (303)
                        --------    -------    -------     --------      ------
    -------   ------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .     29,819     22,221     41,439       94,551         (49)
    20,399     (319)
                        --------    -------    -------     --------      ------
    -------   ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ 38,590    $21,607    $46,493     $109,721      $  (48)
   $20,837   $ (262)
                        ========    =======    =======     ========      ======
    =======   ======


                                                                BOND INDEX
                      SMALL/MID CAP CORE
                                                                      SUBACCOUNT

                          SUBACCOUNT

                                                       -----------------------------
  --------------------------------------
                                                       1999

                   1998*   1999                            1998*
                                                       ----------------------
 ------  -----------------------------  --------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I  . . . . . . .             $     2,971   $
296                     $     6,699  $    --
 M Fund Inc. . . . . . . . . . . . . . . . . . . . .                      --
     --                              --       --
Interest income on policy loans  . . . . . . . . . .                      --
     --                              --       --
                                                       ---------------------
  -----   -----------------------------  -------
Total investment income  . . . . . . . . . . . . . .                   2,971
    296                           6,699       --
Expenses:
 Mortality and expense risks . . . . . . . . . . . .                     270
     11                             335       48
                                                       ---------------------
  -----   -----------------------------  -------
Net investment income (loss) . . . . . . . . . . . .                   2,701
    285                           6,364      (48)
Net realized and unrealized gain (loss) on investments:

 Net realized gain (loss)  . . . . . . . . . . . . .                  (1,613)
   (26)                          1,093   (1,957)
 Net unrealized appreciation (depreciation) during
  the period . . . . . . . . . . . . . . . . . . . .                  (1,753)
  (147)                          4,719    1,888
                                                       ---------------------
  -----   -----------------------------  -------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . . . . . . .                  (3,366)
  (173)                          5,812      (69)
                                                       ---------------------
  -----   -----------------------------  -------
Net increase (decrease) in net assets resulting from
 operations. . . . . . . . . . . . . . . . . . . . .             $      (665)  $
112                     $    12,176  $  (117)
                                                       =====================
  =====   =============================  =======
                                                                                                           ENHANCED

                                                                HIGH YIELD BOND
                         U.S. EQUITY
                                                                      SUBACCOUNT

                            SUBACCOUNT


                                                       ----------------------------------
  --------------------------------------
                                                                            1999

             1998*                   1999**
                                                       ---------------------------
 ------  --------------------------------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I  . . . . . . .                  $
    3,011   $  50                                 $    --
 M Fund Inc. . . . . . . . . . . . . . . . . . . . .
                          --      --                                   1,435
Interest income on policy loans  . . . . . . . . . .
                          --      --                                      --
                                                       --------------------------
  -----    ------------------------------------
Total investment income  . . . . . . . . . . . . . .
                       3,011      50                                   1,435
Expenses:
 Mortality and expense risks . . . . . . . . . . . .
                         220       2                                      61
                                                       --------------------------
  -----    ------------------------------------
Net investment income (loss) . . . . . . . . . . . .
                       2,791      48                                   1,374
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)  . . . . . . . . . . . . .
                        (396)   (108)                                     11
 Net unrealized appreciation (depreciation) during
  the period . . . . . . . . . . . . . . . . . . . .
                      (1,172)    (19)                                  1,285
                                                       --------------------------
  -----    ------------------------------------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . . . . . . .
                      (1,568)   (127)                                  1,296
                                                       --------------------------
  -----    ------------------------------------
Net increase (decrease) in net assets resulting from
 operations. . . . . . . . . . . . . . . . . . . . .                  $
    1,223   $ (79)                                $ 2,670
                                                       ==========================
  =====    ====================================

---------
* From May 1, 1998 (commencement of operations). ** From May 1, 1999 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                       STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,



                                          LARGE CAP GROWTH SUBACCOUNT
                            SOVEREIGN BOND SUBACCOUNT

                            ---------------------------------------------------------
 -----------------------------------------
                                        1999                   1998
         1997         1999           1998            1997
                            -----------------------------  ------------
 ------------  ------------  -------------  ---------------
                            -------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations:

 Net investment income  .   $                  6,329,395   $  2,820,359  $
 1,690,466  $ 5,481,982   $  5,578,813    $  4,779,635
 Net realized gain (loss)                      1,146,308        433,509
      292,430     (388,883)      (142,628)       (230,607)
 Net unrealized
  appreciation

  (depreciation) during
  the period  . . . . . .                        320,087      4,558,660
    2,142,494   (5,439,148)      (102,600)      1,277,686
                            ----------------------------   ------------
 ------------  -----------   ------------    ------------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . .                      7,795,790      7,812,528
    4,125,390     (346,049)     5,333,585       5,826,714
From policyholder
 transactions:
 Net premiums from

  policyholders . . . . .                     10,950,682      6,922,934
    5,387,401   11,668,600     10,038,753      10,001,325
 Net benefits to

  policyholders . . . . .                     (5,776,293)   (3,869,320)
  (3,401,593)   (7,543,864)   (7,974,428)     (8,051,538)
 Net increase in policy
  loans . . . . . . . . .                             --             --
           --           --             --              --
                            ----------------------------   ------------
 ------------  -----------   ------------    ------------
Net increase in net assets
 resulting from
 policyholder transactions                     5,174,389      3,053,614
    1,985,808    4,124,736      2,064,425       1,949,787
                            ----------------------------   ------------
 ------------  -----------   ------------    ------------
Net increase in net assets                    12,970,179     10,866,142
    6,111,198    3,778,687      7,398,010       7,776,501
Net assets at beginning of
 period . . . . . . . . .                     31,058,258     20,192,116
   14,080,918   77,110,895     69,712,885      61,936,384
                            ----------------------------   ------------
 ------------  -----------   ------------    ------------
Net assets at end of
 period . . . . . . . . .   $                 44,028,437   $ 31,058,258  $
20,192,116  $80,889,582   $ 77,110,895    $ 69,712,885
                            ============================   ============
 ============  ===========   ============    ============


                                     INTERNATIONAL EQUITY INDEX SUBACCOUNT
                        ---------------------------------------------------------------
                                         1999                       1998
       1997

                        ---------------------------------------  ----------
 -----------
                        ------------------------------------------------------------------
Increase (decrease) in net assets from operations:

 Net investment income

  (loss). . . . . . .   $                              200,569   $  734,599  $
 186,725

 Net realized gain  .                                   62,140       52,891
     50,829

 Net unrealized
  appreciation
  (depreciation)

  during the period .                                1,295,768       13,239
   (463,778)

                        --------------------------------------   ----------
 ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                                1,558,477      800,729
   (226,224)

From policyholder
 transactions:
 Net premiums from

  policyholders . . .                                1,634,643    1,489,281
  1,504,962

 Net benefits to

  policyholders . . .                               (1,119,500)   (269,586)
  (199,118)

 Net increase in

  policy loans  . . .                                       --           --
         --
                        --------------------------------------   ----------
 ----------
Net increase in net
 assets resulting from
 policyholder

 transactions . . . .                                  515,143      141,969
    427,597

                        --------------------------------------   ----------
 ----------
Net increase in net

 assets . . . . . . .                                2,073,620      942,698
    201,373

Net assets at

 beginning of period                                 5,107,374    4,164,676
  3,963,303

                        --------------------------------------   ----------
 ----------
Net assets at end of
 period . . . . . . .   $                            7,180,994   $5,107,374
 $4,164,676

                        ======================================   ==========
 ==========
                                     SMALL CAP GROWTH SUBACCOUNT
                        ------------------------------------------------------
                                    1999                   1998         1997
                        ------------------------------  -----------
 ------------
                        ---------------------------------------------------------
Increase (decrease) in net assets from operations:

 Net investment income  $                    527,624    $   (8,233)   $  (3,795)
  (loss). . . . . . .
 Net realized gain  .                         48,210        21,741        6,475
 Net unrealized
  appreciation                             1,125,829       204,674       92,108
  (depreciation)        ----------------------------    ----------    ---------
  during the period .
Net increase                               1,701,663       218,182       94,788
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:

 Net premiums from                         1,398,160       891,480      809,492
  policyholders . . .
 Net benefits to                            (390,180)          --           --
  policyholders . . .
 Net increase in

  policy loans  . . .                            --            --           --
                        ----------------------------    ----------    ---------
Net increase in net
 assets resulting from                     1,007,980       621,894      610,374
 policyholder           ----------------------------    ----------    ---------
 transactions . . . .
Net increase in net                        2,709,643       840,076      705,162
 assets . . . . . . .
Net assets at

 beginning of period                       1,802,291       962,215      257,053
                        ----------------------------    ----------    ---------
Net assets at end of
 period . . . . . . .   $                  4,511,934    $1,802,291    $ 962,215
                        ============================    ==========    =========

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                      YEARS AND PERIODS ENDED DECEMBER 31,



                                             INTERNATIONAL BALANCED SUBACCOUNT
                MID CAP GROWTH SUBACCOUNT
                                        --------------------------------------------
  -----------------------------------------
                                           1999              1998
           1997          1999           1998           1997
                                        ------------  ------------------
 -----------  -------------  -------------  --------------
                                                                                       --------------------------------------------
Increase (decrease) in net assets from operations:

 Net investment income (loss) . . . .   $    15,944   $           11,414  $
   3,580   $  1,338,175   $    125,061    $    (2,164)
 Net realized gain  . . . . . . . . .         1,061                1,050
        429        420,826         26,192          5,866
 Net unrealized appreciation

  (depreciation) during the period  .        (8,559)              12,294
     (4,312)     4,283,452        193,946         66,874
                                        -----------   ------------------
 ----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . .         8,446               24,758
       (303)     6,042,453        345,199         70,576
From policyholder transactions:
 Net premiums from policyholders  . .       115,573              150,466
     62,380      7,041,199        772,359        457,341
 Net benefits to policyholders  . . .      (133,983)   (50,214)
             (9,531)       (947,660)      (211,806)      (125,239)
 Net increase in policy loans . . . .            --                   --
         --             --             --             --
                                        -----------   ------------------
 ----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . .       (18,410)             100,262
     52,849      6,093,539        560,553        332,102
                                        -----------   ------------------
 ----------   ------------   ------------    -----------
Net increase (decrease) in net assets        (9,964)             125,020
     52,546     12,135,992        905,752        402,678
Net assets at beginning of period . .       210,332               85,312
     32,766      1,473,582        567,830        165,152
                                        -----------   ------------------
 ----------   ------------   ------------    -----------
Net assets at end of period . . . . .   $   200,368   $          210,332  $
  85,312   $ 13,609,574   $  1,473,582    $   567,830
                                        ===========   ==================
 ==========   ============   ============    ===========


                                                    LARGE CAP VALUE SUBACCOUNT
                 MONEY MARKET SUBACCOUNT
                                               -------------------------------------
  -----------------------------------------
                                                  1999          1998
        1997          1999           1998           1997
                                               ------------  -----------
 -----------  -------------  -------------  --------------
                                               ------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations:

 Net investment income . . . . . . . . . . .   $   474,149   $  169,876   $
  53,962   $  1,143,104   $  2,139,937    $   708,721
 Net realized gain . . . . . . . . . . . . .       123,242       68,953
      17,858             --             --             --
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . .      (499,454)      64,132
      80,036             --             --             --
                                               -----------   ----------
  ----------   ------------   ------------    -----------
Net increase in net assets resulting from
 operations. . . . . . . . . . . . . . . . .        97,937      302,961
     151,856      1,143,104      2,139,937        708,721
From policyholder transactions:
 Net premiums from policyholders . . . . . .     5,449,922    2,321,440
   1,506,756     16,733,655     55,692,824     11,210,536
 Net benefits to policyholders . . . . . . .    (1,059,147)    (528,449)
    (85,021)   (46,642,184)   (22,850,788)    (9,620,370)
 Net increase (decrease) in policy loans . .            --           --
          --             --       (198,682)       103,247
                                               -----------   ----------
  ----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions  .     4,390,775    1,792,991
   1,421,735    (29,908,529)    32,643,354      1,693,413
                                               -----------   ----------
  ----------   ------------   ------------    -----------
Net increase (decrease) in net assets  . . .     4,488,712    2,095,952
   1,573,591    (28,765,425)    34,783,291      2,402,134
Net assets at beginning of period  . . . . .     3,774,075    1,678,123
     104,532     49,268,531     14,485,240     12,083,106
                                               -----------   ----------
  ----------   ------------   ------------    -----------
Net assets at end of period  . . . . . . . .   $ 8,262,787   $3,774,075
  $1,678,123   $ 20,503,106   $ 49,268,531    $14,485,240
                                               ===========   ==========
  ==========   ============   ============    ===========

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                      YEARS AND PERIODS ENDED DECEMBER 31,



                                      MIDCAP VALUE SUBACCOUNT
                        ----------------------------------------------------
                                  1999                1998          1997
                        -------------------------  ------------  ------------
Increase (decrease) in net assets from operations:

 Net investment income  $                  2,457   $    19,063   $   143,319
 Net realized gain
  (loss). . . . . . .                   (547,518)       74,634        10,646
 Net unrealized
  appreciation
  (depreciation)

  during the period .                    657,486      (944,401)      145,409
                        ------------------------   -----------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                    112,425      (850,704)      299,374
From policyholder
 transactions:
 Net premiums from

  policyholders . . .                  2,086,192     5,639,732     1,620,752
 Net benefits to
  policyholders . . .                 (3,546,814)     (775,357)     (112,395)
 Net increase in
  policy loans  . . .                         --            --            --
                        ------------------------   -----------   -----------
Net increase

 (decrease) in net
 assets resulting from
 policyholder

 transactions . . . .                 (1,460,622)    4,864,375     1,508,357
                        ------------------------   -----------   -----------
Net increase
 (decrease) in net

 assets . . . . . . .                 (1,348,197)    4,013,671     1,807,731
Net assets at
 beginning of period                   6,049,829     2,036,158       228,427
                        ------------------------   -----------   -----------
Net assets at end of
 period . . . . . . .   $              4,701,632   $ 6,049,829   $ 2,036,158
                        ========================   ===========   ===========
                                        SMALL/MID CAP GROWTH SUBACCOUNT
                        ----------------------------------------------------------------
                                      1999                     1998
            1997

                        ---------------------------------  --------------
 ----------------
Increase (decrease) in net assets from operations:

 Net investment income  $                        810,295   $      66,339    $
    385,735

 Net realized gain                                16,952          33,249
         276,956
  (loss). . . . . . .
 Net unrealized

  appreciation                                  (590,295)        126,465
        (477,912)

  (depreciation)        --------------------------------   -------------
   -------------
  during the period .
Net increase                                     236,952         226,053
         184,779
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:

 Net premiums from                             1,533,102       1,812,713
       2,554,133
  policyholders . . .
 Net benefits to                              (1,200,248)     (1,214,489)
     (1,628,677)
  policyholders . . .
 Net increase in

  policy loans  . . .                                 --              --
              --
                        --------------------------------   -------------
   -------------
Net increase

 (decrease) in net                               332,854         598,224
         925,456

 assets resulting from  --------------------------------   -------------
   -------------
 policyholder


 transactions . . . .
Net increase                                     569,806         824,277
       1,110,235
 (decrease) in net
 assets . . . . . . .
Net assets at

 beginning of period                           4,916,238       4,091,961
       2,981,726

                        --------------------------------   -------------
   -------------
Net assets at end of
 period . . . . . . .   $                      5,486,044   $   4,916,238    $
  4,091,961

                        ================================   =============
   =============


                                      REAL ESTATE EQUITY SUBACCOUNT
                        ----------------------------------------------------------
                                     1999                   1998          1997
                        -------------------------------  ------------
 ------------
Increase (decrease) in net assets from operations:

 Net investment income  $                      255,391   $   327,346   $
  320,137

 Net realized gain

  (loss). . . . . . .                         (168,994)      158,205
      181,015

 Net unrealized
  appreciation
  (depreciation)

  during the period .                         (220,380)   (1,546,717)
     165,392

                        ------------------------------   -----------
  -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                         (133,983)   (1,061,166)
     666,544

From policyholder
 transactions:
 Net premiums from

  policyholders . . .                          968,627     3,382,263
    1,748,132

 Net benefits to

  policyholders . . .                       (2,335,552)   (1,663,696)
  (1,218,783)

 Net increase
  (decrease) in policy
  loans . . . . . . .                               --        (1,103)
      34,311

                        ------------------------------   -----------
  -----------
Net increase

 (decrease) in net
 assets resulting from
 policyholder

 transactions . . . .                       (1,366,925)    1,717,464
      563,660

                        ------------------------------   -----------
  -----------
Net increase
 (decrease) in net

 assets . . . . . . .                       (1,500,908)      656,298
    1,230,204

Net assets at

 beginning of period                         5,531,008     4,874,710
    3,644,506

                        ------------------------------   -----------
  -----------
Net assets at end of
 period . . . . . . .   $                    4,030,100   $ 5,531,008   $
4,874,710

                        ==============================   ===========
  ===========
                                       GROWTH & INCOME SUBACCOUNT
                        ---------------------------------------------------------
                                   1999                   1998            1997
                        ----------------------------  -------------
 ---------------
Increase (decrease) in net assets from operations:

 Net investment income  $                35,556,691   $ 26,835,871    $
25,969,260

 Net realized gain                        5,502,422      3,223,935
      1,982,518
  (loss). . . . . . .
 Net unrealized

  appreciation                            2,405,417     32,918,552
     18,247,212

  (depreciation)        ---------------------------   ------------
   ------------
  during the period .
Net increase                             43,464,530     62,978,358
     46,198,990
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:

 Net premiums from                       34,593,082     35,108,834
     30,351,780
  policyholders . . .
 Net benefits to                        (34,650,911)   (29,649,984)
   (24,619,851)
  policyholders . . .

 Net increase

  (decrease) in policy                           --
  loans . . . . . . .   ---------------------------      3,672,137
      3,346,307

                                                      ------------
   ------------
Net increase

 (decrease) in net                          (57,829)     9,130,987
      9,078,236

 assets resulting from  ---------------------------   ------------
   ------------
 policyholder
 transactions . . . .
Net increase                             43,406,701     72,109,345
     55,277,226
 (decrease) in net
 assets . . . . . . .
Net assets at

 beginning of period                    297,093,396    224,984,051
    169,706,825

                        ---------------------------   ------------
   ------------
Net assets at end of
 period . . . . . . .   $               340,500,097   $297,093,396
   $224,984,051

                        ===========================   ============
   ============

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                      YEARS AND PERIODS ENDED DECEMBER 31,



                                                         MANAGED SUBACCOUNT
                    SHORT-TERM BOND SUBACCOUNT
                                             ------------------------------------------
  --------------------------------------
                                                 1999           1998
          1997          1999         1998           1997
                                             -------------  -------------
 -------------  -----------  -----------  ---------------
Increase (decrease) in net assets from operations:

 Net investment income . . . . . . . . . .   $ 10,302,317   $  9,624,999   $
 8,162,423   $   14,042   $   24,670    $    915,175
 Net realized gain (loss)  . . . . . . . .        996,546        791,245
       437,661       (8,638)         265         (27,616)
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .     (2,108,530)     6,629,458
     4,941,061       (2,442)      (4,247)        226,435
                                             ------------   ------------
  ------------   ----------   ----------    ------------
Net increase in net assets resulting from
 operations. . . . . . . . . . . . . . . .      9,190,333     17,045,702
    13,541,145        2,962       20,688       1,113,994
From policyholder transactions:
 Net premiums from policyholders . . . . .     13,430,282     13,116,210
    13,194,907      109,732      420,697         116,602
 Net benefits to policyholders . . . . . .    (14,305,859)   (14,539,301)
  (14,539,295)    (370,270)     (71,999)    (26,168,835)
 Net increase in policy loans  . . . . . .             --      1,134,137
     1,257,640           --           --              --
                                             ------------   ------------
  ------------   ----------   ----------    ------------
Net increase (decrease) in net assets
 resulting from policyholder transactions        (875,577)      (288,954)
      (86,748)    (260,538)     348,698     (26,052,233)
                                             ------------   ------------
  ------------   ----------   ----------    ------------
Net increase (decrease) in net assets  . .      8,314,756     16,756,748
    13,454,397     (257,576)     369,386     (24,938,239)
Net assets at beginning of period  . . . .    110,814,663     94,057,915
    80,603,518      496,489      127,103      25,065,342
                                             ------------   ------------
  ------------   ----------   ----------    ------------
Net assets at end of period  . . . . . . .   $119,129,419   $110,814,663   $
94,057,915   $  238,913   $  496,489    $    127,103
                                             ============   ============
  ============   ==========   ==========    ============


                                                        SMALL CAP VALUE
SUBACCOUNT        INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                                   ------------------------------------
  ---------------------------------------
                                                      1999         1998
        1997          1999          1998          1997
                                                   -----------  -----------
 -----------  -------------  ------------  ------------
Increase (decrease) in net assets from operations:

 Net investment income . . . . . . . . . . . . .   $   61,905   $      822   $
  92,574   $   223,214    $   11,862     $  3,587
 Net realized gain (loss)  . . . . . . . . . . .      (33,134)      29,257
      19,812       155,412        33,474        3,191
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . . . .     (148,401)    (105,331)
    (12,804)      387,412       272,314      (12,223)
                                                   ----------   ----------
  ----------   -----------    ----------     --------
Net increase (decrease) in net assets resulting
 from operations . . . . . . . . . . . . . . . .     (119,630)     (75,252)
     99,582       766,038       317,650       (5,445)
From policyholder transactions:
 Net premiums from policyholders . . . . . . . .    1,483,922    1,644,666
   1,224,547     2,354,681     3,814,201      295,915
 Net benefits to policyholders . . . . . . . . .     (447,402)    (270,585)
   (137,364)   (3,673,500)     (339,134)     (46,736)
 Net increase in policy loans  . . . . . . . . .           --           --
          --            --            --           --
                                                   ----------   ----------
  ----------   -----------    ----------     --------
Net increase (decrease) in net assets resulting
 from policyholder transactions  . . . . . . . .    1,036,520    1,374,081
   1,087,183    (1,318,819)    3,475,067      249,179
                                                   ----------   ----------
  ----------   -----------    ----------     --------
Net increase (decrease) in net assets  . . . . .      916,890    1,298,829
   1,186,765      (552,781)    3,792,717      243,734
Net assets at beginning of period  . . . . . . .    2,550,502    1,251,673
      64,908     4,181,724       389,007      145,273
                                                   ----------   ----------
  ----------   -----------    ----------     --------
Net assets at end of period  . . . . . . . . . .   $3,467,392   $2,550,502
  $1,251,673   $ 3,628,943    $4,181,724     $389,007
                                                   ==========   ==========
  ==========   ===========    ==========     ========

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                      YEARS AND PERIODS ENDED DECEMBER 31,



                               EQUITY INDEX SUBACCOUNT              GLOBAL BOND
SUBACCOUNT

                        -------------------------------------
  -------------------------------
                           1999          1998         1997        1999
       1998        1997
                        ------------  -----------  -----------  ----------
 ---------  -----------

Increase (decrease) in net assets from operations:

 Net investment income  $   529,375   $  158,126   $   49,255   $  33,778   $
17,649    $  8,742
 Net realized gain

  (loss). . . . . . .       271,978      443,879       14,525        (151)
    3,991         348
 Net unrealized
  appreciation
  (depreciation)

  during the period .     1,282,937      585,673      146,714     (52,953)
    4,308       1,260
                        -----------   ----------   ----------   ---------
  --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     2,084,290    1,187,678      210,494     (19,326)
   25,948      10,350
From policyholder
 transactions:
 Net premiums from

  policyholders . . .     6,697,385    4,822,053    1,827,052     696,619
   381,024     161,548
 Net benefits to

  policyholders . . .    (1,623,429)    (885,493)    (149,826)   (317,999)
  (83,865)    (37,799)
 Net increase in

  policy loans  . . .            --           --           --          --
        --          --
                        -----------   ----------   ----------   ---------
  --------    --------
Net increase in net
 assets resulting from
 policyholder

 transactions . . . .     5,073,956    3,936,560    1,677,226     378,620
   297,159     123,749
                        -----------   ----------   ----------   ---------
  --------    --------
Net increase in net
 assets . . . . . . .     7,158,246    5,124,238    1,887,720     359,294
   323,107     134,099
Net assets at

 beginning of period      7,247,833    2,123,595      235,875     470,424
   147,317      13,218
                        -----------   ----------   ----------   ---------
  --------    --------
Net assets at end of
 period . . . . . . .   $14,406,079   $7,247,833   $2,123,595   $ 829,718
  $470,424    $147,317
                        ===========   ==========   ==========   =========
  ========    ========


                        TURNER CORE GROWTH SUBACCOUNT   BRANDES INTERNATIONAL
EQUITY SUBACCOUNT
                        ------------------------------
 ----------------------------------------
                          1999       1998      1997        1999          1998
          1997
                        ---------  ---------  --------  ------------
 ------------  --------------

Increase (decrease) in net assets from operations:

 Net investment income  $ 18,189   $  1,666   $ 6,072    $ 14,188      $ 13,286
      $  1,112

 Net realized gain  .     26,736      2,780       839      11,526           600
           888

 Net unrealized
  appreciation
  (depreciation)

  during the period .     23,628     22,686     6,487     122,734         8,581
        (1,473)

                        --------   --------   -------    --------      --------
      --------
Net increase in net
 assets resulting from
 operations . . . . .     68,553     27,132    13,398     148,448        22,467
           527

From policyholder
 transactions:
 Net premiums from

  policyholders . . .    109,802     39,070    33,658     152,629       141,892
        82,259

 Net benefits to

  policyholders . . .    (45,555)    (9,835)   (7,208)    (31,332)      (34,941)
      (45,350)

 Net increase in

  policy loans  . . .         --         --        --          --            --
            --
                        --------   --------   -------    --------      --------
      --------
Net increase in net
 assets resulting from
 policyholder

 transactions . . . .     64,247     29,235    26,450     121,297       106,951
        36,909

                        --------   --------   -------    --------      --------
      --------
Net increase in net
 assets . . . . . . .    132,800     56,367    39,848     269,745       129,418
        37,436

Net assets at


 beginning of period     125,007     68,640    28,792     255,757       126,339
        88,903

                        --------   --------   -------    --------      --------
      --------
Net assets at end of
 period . . . . . . .   $257,807   $125,007   $68,640    $525,502      $255,757
      $126,339

                        ========   ========   =======    ========      ========
      ========

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                      YEARS AND PERIODS ENDED DECEMBER 31,



                                                             FRONTIER CAPITAL
APPRECIATION

                                                                       SUBACCOUNT

                                            ----------------------------------------------------------------
                                                                            1999

                       1998        1997
                                            -----------------------------------------
 -----------  ---------
Increase (decrease) in net assets from operations:

 Net investment income (loss) . . . . . .                                $
    8,771   $     (614)  $  5,054
 Net realized gain (loss) . . . . . . . .
                                   (59,550)      23,061      8,970
 Net unrealized appreciation
  (depreciation) during the period  . . .
                                    89,369         (840)    32,469
                                            ----------------------------------------
  ----------   --------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . .
                                    38,590       21,607     46,493
From policyholder transactions:
 Net premiums from policyholders  . . . .
                                   103,675    2,465,299    138,553
 Net benefits to policyholders  . . . . .
                                (2,221,410)    (227,386)   (70,647)
 Net increase in policy loans . . . . . .
                                        --           --         --
                                            ----------------------------------------
  ----------   --------
Net increase (decrease) in net assets
 resulting from policyholder transactions
                                (2,117,735)   2,237,913     67,906
                                            ----------------------------------------
  ----------   --------
Net increase (decrease) in net assets . .
                                (2,079,145)   2,259,520    114,399
Net assets at beginning of period . . . .
                                 2,533,128      273,608    159,209
                                            ----------------------------------------
  ----------   --------
Net assets at end of period . . . . . . .                                $
  453,983   $2,533,128   $273,608
                                            ========================================
  ==========   ========
                                                      EMERGING MARKETS EQUITY
                       GLOBAL EQUITY
                                                                      SUBACCOUNT

                               SUBACCOUNT

                                            --------------------------------------------
  ----------------------------------
                                                                            1999

                  1998*              1999               1998*
                                            -----------------------------------
 --------  -------------------------  ----------
Increase (decrease) in net assets from operations:

 Net investment income (loss) . . . . . .                          $    15,170
  $     1                $       438    $    57
 Net realized gain (loss) . . . . . . . .                                1,838
       (1)                       196        (16)
 Net unrealized appreciation

  (depreciation) during the period  . . .                               92,713
      (48)                    20,203       (303)
                                            ----------------------------------
  -------   ------------------------    -------
Net increase (decrease) in net assets                                  109,721
      (48)                    20,837       (262)
 resulting from operations  . . . . . . .
From policyholder transactions:
 Net premiums from policyholders  . . . .                              336,277
      784                    125,955     17,519
 Net benefits to policyholders  . . . . .                               (8,915)
      (7)                   (15,572)      (762)
 Net increase in policy loans . . . . . .                                   --
       --                         --         --
                                            ----------------------------------
  -------   ------------------------    -------
Net increase (decrease) in net assets
 resulting from policyholder transactions                              327,362
      777                    110,383     16,757
                                            ----------------------------------
  -------   ------------------------    -------
Net increase (decrease) in net assets . .                              437,083
      729                    131,220     16,495
Net assets at beginning of period . . . .                                  729
        0                     16,495          0
                                            ----------------------------------
  -------   ------------------------    -------
Net assets at end of period . . . . . . .                          $   437,812
  $   729                $   147,715    $16,495
                                            ==================================
  =======   ========================    =======


                             BOND INDEX                    SMALL/MID CAP CORE
                             SUBACCOUNT                        SUBACCOUNT
                        ---------------------
  ----------------------------------------
                           1999        1998*                1999
                1998*
                        ------------  --------  ------------------------------
 ---------
Increase (decrease) in net assets from operations:

 Net investment income

  (loss). . . . . . .   $     2,701   $   285                     $     6,364
  $    (48)

 Net realized gain

  (loss). . . . . . .        (1,613)      (26)                          1,093
    (1,957)

 Net unrealized
  appreciation
  (depreciation)

  during the period .        (1,753)     (147)                          4,719
     1,888

                        -----------   -------   -----------------------------
  --------

Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .          (665)      112                          12,176
      (117)

From policyholder
 transactions:
 Net premiums from

  policyholders . . .        80,921    16,730                          44,493
    52,673

 Net benefits to

  policyholders . . .       (20,596)   (2,293)                        (12,003)
  (19,857)

 Net increase in

  policy loans  . . .            --        --                              --
        --
                        -----------   -------   -----------------------------
  --------
Net increase in net
 assets resulting from
 policyholder

 transactions . . . .        60,325    14,437                          32,490
    32,816

                        -----------   -------   -----------------------------
  --------
Net increase in net
 assets . . . . . . .        59,660    14,549                          44,666
    32,699

Net assets at

 beginning of period         14,549         0                          32,699
         0

                        -----------   -------   -----------------------------
  --------
Net assets at end of
 period . . . . . . .   $    74,209   $14,549                     $    77,365
  $ 32,699

                        ===========   =======   =============================
  ========
                                                                        ENHANCED

                                   HIGH YIELD BOND                U.S. EQUITY
                                      SUBACCOUNT                  SUBACCOUNT
                        --------------------------------------   -------------
                                   1999                1998*         1999
                        ---------------------------  ----------  -------------
Increase (decrease) in net assets from operations:

 Net investment income                 $     2,791   $      48      $ 1,374
  (loss). . . . . . .
 Net realized gain                            (396)       (108)          11
  (loss). . . . . . .
 Net unrealized

  appreciation                              (1,172)        (19)       1,285
  (depreciation)        --------------------------   ---------      -------
  during the period .
Net increase                                 1,223         (79)       2,670
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:

 Net premiums from                          69,375     108,274       15,505
  policyholders . . .
 Net benefits to                                --    (102,742)          --
  policyholders . . .
 Net increase in

  policy loans  . . .                           --          --           --
                        --------------------------   ---------      -------
Net increase in net
 assets resulting from                      69,375       5,532       15,505
 policyholder           --------------------------   ---------      -------
 transactions . . . .
Net increase in net                         70,598       5,453       18,175
 assets . . . . . . .
Net assets at

 beginning of period                         5,453           0            0
                        --------------------------   ---------      -------
Net assets at end of
 period . . . . . . .                  $    76,051   $   5,453      $18,175
                        ==========================   =========      =======

---------
* From May 1, 1998 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1999

1.  ORGANIZATION

  John Hancock Mutual Variable Life Insurance Account UV (the Account) is a separate investment account of John Hancock Mutual Life Insurance Company (JHMLICO or John Hancock). John Hancock Mutual Variable Life Insurance Account UV was formed to fund variable life insurance policies (Policies) issued by JHMLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond and Enhanced U.S. Equity Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHMLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHMLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHMLICO may conduct.

2.  SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHMLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHMLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Policies funded in the Account. Currently, JHMLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

 Expenses

  JHMLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHMLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily.

3. TRANSACTIONS WITH AFFILIATES

  JHMLICO acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHMLICO or the Fund.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 were as follows:


          PORTFOLIO             SHARES OWNED      COST          VALUE
          ---------             ------------  ------------  --------------
Large Cap Growth  . . . . . .      1,516,913  $ 33,840,498   $ 41,460,815
Sovereign Bond  . . . . . . .      7,742,962    76,567,490     70,640,632
International Equity Index  .        348,907     5,723,159      6,854,257
Small Cap Growth  . . . . . .        236,036     3,094,500      4,511,934
International Balanced  . . .         18,717       200,046        200,368
Mid Cap Growth  . . . . . . .        465,615     9,063,619     13,609,575
Large Cap Value . . . . . . .        612,481     8,613,285      8,262,786
Money Market  . . . . . . . .      1,835,117    18,351,172     18,351,172
Mid Cap Value . . . . . . . .        367,982     4,828,927      4,701,632
Small/Mid Cap Growth  . . . .        390,884     6,039,184      5,486,044
Real Estate Equity  . . . . .        331,185     4,719,779      3,800,017
Growth & Income . . . . . . .     15,384,863   241,740,472    307,871,384
Managed . . . . . . . . . . .      6,873,184    96,391,658    106,178,553
Short-Term Bond . . . . . . .         24,575       245,749        238,913
Small Cap Value . . . . . . .        317,611     3,731,225      3,467,391
International Opportunities .        239,181     2,974,200      3,628,943
Equity Index  . . . . . . . .        704,179    12,384,477     14,406,079
Global Bond . . . . . . . . .         84,502       877,096        829,719
Turner Core Growth  . . . . .         11,243       204,222        257,807
Brandes International Equity          33,860       396,716        525,501
Frontier Capital Appreciation         21,495       331,669        453,983
Emerging Markets Equity . . .         35,704       345,147        437,812
Global Equity . . . . . . . .         12,173       127,815        147,715
Bond Index  . . . . . . . . .          7,964        76,110         74,210
Small/Mid Cap CORE  . . . . .          7,882        70,758         77,365
High Yield Bond . . . . . . .          8,463        77,242         76,051
Enhanced U.S. Equity  . . . .            867        16,890         18,175

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

  Purchases, including reinvestment of dividend distributions and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1999, were as follows:


              PORTFOLIO                  PURCHASES       SALES
              ---------                 -----------  -------------
Large Cap Growth  . . . . . . . . . .   $13,422,273   $ 2,517,136
Sovereign Bond  . . . . . . . . . . .    13,709,441     4,426,503
International Equity Index  . . . . .     1,206,222       553,307
Small Cap Growth  . . . . . . . . . .     1,705,289       169,682
International Balanced  . . . . . . .       102,061       104,527
Mid Cap Growth  . . . . . . . . . . .     8,451,704     1,019,989
Large Cap Value . . . . . . . . . . .     6,131,213     1,266,291
Money Market  . . . . . . . . . . . .    17,249,777    46,141,311
Mid Cap Value . . . . . . . . . . . .     1,774,841     3,233,006
Small/Mid Cap Growth  . . . . . . . .     1,914,302       771,153
Real Estate Equity  . . . . . . . . .       859,997     1,976,566
Growth & Income . . . . . . . . . . .    47,518,686    15,480,980
Managed . . . . . . . . . . . . . . .    14,747,572     6,118,076
Short-Term Bond . . . . . . . . . . .       116,133       362,629
Small Cap Value . . . . . . . . . . .     1,396,171       297,748
International Opportunities . . . . .     2,979,658     4,075,263
Equity Index  . . . . . . . . . . . .     7,159,058     1,555,726
Global Bond . . . . . . . . . . . . .       695,939       283,540
Turner Core Growth  . . . . . . . . .       142,622        60,186
Brandes International Equity  . . . .       181,255        45,768
Frontier Capital Appreciation . . . .        91,263     2,200,227
Emerging Markets Equity . . . . . . .       351,448         8,915
Global Equity . . . . . . . . . . . .       113,648         2,828
Bond Index  . . . . . . . . . . . . .        86,949        23,921
Small/Mid Cap CORE  . . . . . . . . .        58,717        19,864
High Yield Bond . . . . . . . . . . .        85,583        13,417
Enhanced U.S. Equity  . . . . . . . .        17,418           539

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

5. NET ASSETS

  Accumulation shares attributable to net assets of policyholders and accumulation share values for each portfolio at December 31, 1999 were as follows:


                                        VLI CLASS #1                  MVL CLASS
#3                 FLEX CLASS #4
                                ----------------------------
 ----------------------------  ----------------------------
                                ACCUMULATION   ACCUMULATION   ACCUMULATION
  ACCUMULATION   ACCUMULATION    ACCUMULATION
          PORTFOLIO                SHARES     SHARES  VALUES     SHARES
    SHARES  VALUES     SHARES      SHARES  VALUES
          ---------             ------------  --------------  ------------
 --------------  ------------  ----------------
                                ------------------------------------------------------------------------------------------
Large Cap Growth  . . . . . .        --             --           30,422
        $79.68         303,522         $79.68
Sovereign Bond  . . . . . . .        --             --           13,276
         23.69       1,236,413          23.69
International Equity Index  .        --             --           12,251
         27.55         147,364          27.55
Small Cap Growth  . . . . . .        --             --           38,152
         21.70         144,335          21.70
International Balanced  . . .        --             --            6,210
         13.29           3,652          13.29
Mid Cap Growth  . . . . . . .        --             --           95,740
         35.59         245,163          35.59
Large Cap Value . . . . . . .        --             --           50,345
         16.17         406,006          16.17
Money Market  . . . . . . . .        --             --           31,966
         18.10         535,048          18.10
Mid Cap Value . . . . . . . .        --             --           54,325
         14.06         234,907          14.06
Small/Mid Cap Growth  . . . .        --             --           23,443
         18.80         240,110          19.80
Real Estate Equity  . . . . .        --             --            8,437
         22.14         111,094          22.14
Growth & Income . . . . . . .        --             --          102,216
         68.13       1,902,118          68.13
Managed . . . . . . . . . . .        --             --           45,437
         39.65       1,203,335          39.65
Short-Term Bond . . . . . . .        --             --            2,066
         12.99          14,631          12.99
Small Cap Value . . . . . . .        --             --           29,974
         12.32         222,258          12.32
International Opportunities .        --             --           14,160
         16.54         183,229          16.54
Equity Index  . . . . . . . .        --             --          173,452
         23.08         367,259          23.08
Global Bond . . . . . . . . .        --             --           16,532
         12.16          39,548          12.16
Turner Core Growth  . . . . .        --             --            1,897
         26.33           7,888          26.33
Brandes International Equity         --             --            5,884
         17.14          20,691          17.14
Frontier Capital Appreciation        --             --            1,074
         21.11          18,559          21.11
Emerging Markets Equity . . .        --             --            2,490
         12.77          25,395          12.77
Global Equity . . . . . . . .        --             --            3,549
         12.23             264          12.23
Bond Index  . . . . . . . . .        --             --            4,208
         10.34           2,651          10.34
Small/Mid Cap CORE  . . . . .        --             --              794
         10.76             201          10.76
High Yield Bond . . . . . . .        --             --            4,951
         10.10             551          10.10
Enhanced U.S. Equity  . . . .        --                           1,372
         13.25              --          13.25

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV


                                      FLEX II CLASS #5                VEP CLASS
#7                  VEP CLASS #8
                                ----------------------------
 ----------------------------  ----------------------------
                                ACCUMULATION   ACCUMULATION   ACCUMULATION
  ACCUMULATION   ACCUMULATION    ACCUMULATION
          PORTFOLIO                SHARES     SHARES  VALUES     SHARES
    SHARES  VALUES     SHARES      SHARES  VALUES
          ---------             ------------  --------------  ------------
 --------------  ------------  ----------------
Large Cap Growth  . . . . . .      18,120         $79.68         11,630
        $34.19         14,305          $34.28
Sovereign Bond  . . . . . . .       7,625          23.69          6,071
         13.80          5,831           13.84
International Equity Index  .       7,387          27.55          8,217
         17.52          2,077           17.58
Small Cap Growth  . . . . . .      19,575          21.70          5,119
         21.68            778           21.71
International Balanced  . . .       2,567          13.29          2,650
         13.28             --           13.30
Mid Cap Growth  . . . . . . .      25,572          35.60          8,683
         35.56          7,218           35.62
Large Cap Value . . . . . . .      32,808          16.17          8,456
         16.15         10,743           16.18
Money Market  . . . . . . . .       8,023          18.10         13,653
         13.08         10,717           13.12
Mid Cap Value . . . . . . . .      21,416          14.06         19,817
         14.05          3,847           14.08
Small/Mid Cap Growth  . . . .       5,669          19.80          3,944
         19.77          3,887           19.83
Real Estate Equity  . . . . .       5,693          22.14          1,424
         14.40             --           14.44
Growth & Income . . . . . . .      54,684          68.13         57,852
         30.90         23,997           31.00
Managed . . . . . . . . . . .      23,610          39.65         11,858
         20.88          9,588           20.94
Short-Term Bond . . . . . . .       1,526          12.99             52
         12.97             --           13.00
Small Cap Value . . . . . . .      18,339          12.32          7,072
         12.30          3,899           12.33
International Opportunities .       9,070          16.54          7,208
         16.52          5,805           16.55
Equity Index  . . . . . . . .      50,932          23.08         22,543
         23.06          7,757           23.10
Global Bond . . . . . . . . .       5,693          12.16          3,685
         12.15          2,757           12.17
Turner Core Growth  . . . . .          --             --             --
            --             --              --
Brandes International Equity           --             --            581
         16.91          3,546           16.94
Frontier Capital Appreciation          --             --            185
         22.75          1,528           22.80
Emerging Markets Equity . . .       2,886          12.77          3,505
         12.77             --              --
Global Equity . . . . . . . .         147          12.23          3,346
         12.22             --              --
Bond Index  . . . . . . . . .         177          10.34            140
         10.34             --              --
Small/Mid Cap CORE  . . . . .          57          10.76          6,139
         10.76             --              --
High Yield Bond . . . . . . .       1,033          10.10            997
         10.10             --              --
Enhanced U.S. Equity  . . . .          --             --             --
            --             --              --

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV


                                             VEP CLASS #9
                                     ----------------------------
                                     ACCUMULATION    ACCUMULATION
             PORTFOLIO                  SHARES      SHARES  VALUES
             ---------               ------------  ----------------
-------------------------------------------------------------------
Large Cap Growth . . . . . . . . .      3,240           $34.39
Sovereign Bond . . . . . . . . . .         --               --
International Equity Index . . . .         --               --
Small Cap Growth . . . . . . . . .         --               --
International Balanced . . . . . .         --               --
Mid Cap Growth . . . . . . . . . .         --               --
Large Cap Value  . . . . . . . . .      2,782            16.21
Money Market . . . . . . . . . . .         --               --
Mid Cap Value  . . . . . . . . . .         --               --
Small/Mid Cap Growth . . . . . . .         --               --
Real Estate Equity . . . . . . . .         --               --
Growth & Income  . . . . . . . . .      3,934            31.09
Managed  . . . . . . . . . . . . .         --               --
Short-Term Bond  . . . . . . . . .         --               --
Small Cap Value  . . . . . . . . .         --               --
International Opportunities  . . .         --               --
Equity Index . . . . . . . . . . .      2,213            23.14
Global Bond  . . . . . . . . . . .         --               --
Turner Core Growth . . . . . . . .         --               --
Brandes International Equity . . .         --               --
Frontier Capital Appreciation  . .         --               --
Emerging Markets Equity  . . . . .         --               --
Global Equity  . . . . . . . . . .      4,771            12.24
Bond Index . . . . . . . . . . . .         --               --
Small/Mid Cap CORE . . . . . . . .         --               --
High Yield Bond  . . . . . . . . .         --               --
Enhanced U.S. Equity . . . . . . .         --               --

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.


 KEY WORD OR PHRASE       PAGE        KEY WORD OR PHRASE                  PAGE
Account. . . . . . . .    28                                              9
attained age . . . . .     9                                              8
beneficiary. . . . . .    34                                              4
business day . . . . .    28                                              6
cash value . . . . . .     7                                             11
charges. . . . . . . .     8                                             13
Code . . . . . . . . .    31                                             29
cost of insurance rates    9                                             29
date of issue. . . . .    29                                              5
death benefit. . . . .     4                                              2
deductions . . . . . .     8                                             15
dividends. . . . . . .     7                                              5
expenses of the Trust.     9                                              2
Fixed Extended Term. .     6                                             28
full surrender . . . .    11                                              1
fund . . . . . . . . .     2                                             12
grace period . . . . .     5                                             28
guaranteed minimum
 death benefit . . . .    12                                             12
insurance charge . . .     9                                             11
insured person . . . .     4                                             11
investment options . .     1                                             31
John Hancock . . . . .    28                                             15
John Hancock Variable
 Series Trust  . . . .     2                                             10
lapse. . . . . . . . .     5                                              1
loan . . . . . . . . .    11                                             12
loan interest. . . . .    11                                             28
monthly deduction date    28                                              4